Prospectus

Privacy Notice

Julius Baer Funds

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund
Julius Baer Global Equity Fund Inc.

February 29, 2008

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved any Funds’ shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

NOTICE OF PRIVACY POLICY & PRACTICES

Julius Baer Funds (the “Funds”) recognizes and respects your right to privacy.1 We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

Collection of Customer Information We collect nonpublic personal information about our customers from the following sources:

•

Account Applications and other forms, and correspondence (written, telephonic or electronic) with the Funds or service providers to the Funds. Information gathered from these sources may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts.

Disclosure of Customer Information We may disclose all of the information described above to certain third parties who are not affiliated with the Funds under one or more of these circumstances:

•	As Authorized - if you request or authorized the disclosure of the information.

•

As Permitted by Law - for example, sharing information with companies who maintain or service customers accounts for the Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts; and

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Under Joint Agreements - we may also share the information described above with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information We require service providers to the Funds:

•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Funds.

When information about the Funds’ customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law. Access to information about our customers is limited to those employees who need to know that information to service your account or to carry out the purpose for which the information is disclosed.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

[1]	For purposes of this notice, the terms “customer” or “customers” includes shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in the Funds’ shares.

Contents

What every
investor should know about the Funds

Information for managing your Fund Account

Where to find more information about Julius Baer Investment Funds and Julius Baer Global Equity Fund Inc.

The Funds

RISK/RETURN SUMMARIES

Introduction

The Julius Baer Funds consist of the Julius Baer Investment Funds and the Julius Baer Global Equity Fund Inc. The Julius Baer Investment Funds currently offers eight funds: Julius Baer International Equity Fund (“International Equity Fund” or “IEF”), Julius Baer International Equity Fund II (“International Equity Fund II” or “IEF II”), Julius Baer Total Return Bond Fund (“Total Return Bond Fund” or “TRBF”), Julius Baer Global High Income Fund (“Global High Income Fund” or “GHIF”) (formerly, the Julius Baer Global High Yield Bond Fund), Julius Baer U.S. Microcap Fund (“U.S. Microcap Fund” or “Microcap”), Julius Baer U.S. Smallcap Fund (“U.S. Smallcap Fund” or “Smallcap”), Julius Baer U.S. Midcap Fund (“U.S. Midcap Fund” or “Midcap”) and Julius Baer U.S. Multicap Fund (“U.S. Multicap Fund” or “Multicap”).

The Julius Baer Global Equity Fund Inc. currently offers one fund, the Julius Baer Global Equity Fund Inc. (“Global Equity Fund”).

The Julius Baer Funds consist of nine funds (each a “Fund” and together, the “Funds”). Each Fund has a different investment goal and risk level. Julius Baer Investment Management LLC (the “Adviser” or “JBIM”) is the investment adviser to the Funds.

Each Fund offers Class A and Class I shares. The Total Return Bond Fund and Global Equity Fund also offer Class R shares. The Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund, and Global Equity Fund also offer Consultant Class shares.

Investments, Risks, Performance and Fees

The following information is only a summary of important information that you should know about each Fund. More detailed information is included elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”), which should be read in addition to this summary.

As with any mutual fund, there is no guarantee that any Fund will achieve its goal. Each Fund’s share price will fluctuate and you may lose money on your investment.

An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT STRATEGIES AND RISKS

International Equity Fund*

*

As of August 1, 2005, no new shareholders (at the account level) were accepted to the International Equity Fund. This excludes 401(k) plans that have existing investments in the Fund, new plan participants within 401(k) plans that hold positions in the Fund and existing shareholders who may continue to invest. Registered investment advisers and intermediate model-based platforms are no longer able to introduce new clients. See the section entitled “Purchasing Your Shares” for more information.

Investment Goal

International Equity Fund seeks long term growth of capital.

Principal Investment Strategies

•	Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in international equity securities.

•

Invests up to 35% of its total net assets in emerging market securities. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. As of October 31, 2007, the International Equity Fund had 30.88% of its total net assets invested in emerging market securities. Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging market securities.

•	Ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S.

•	Invests in “growth” or “value” securities.

•	Invests in companies of all sizes.

•

The Adviser selects securities in developed markets and uses a “bottom-up” approach that focuses on company-specific factors; in emerging markets, the Adviser uses a “top-down” approach, focusing on economic and geopolitical factors of a particular area; in Japan, the Adviser uses “bottom-up” and “top-down” analysis.

•

Invests in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

Principal Risks

•

Stock Market Risk: equity securities may lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•

Foreign Investment Risk: foreign securities may lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. Investments in countries of Eastern Europe, former states of the Soviet Union and Russia are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities.

•

Foreign Currency Transaction Risk: as foreign securities are usually denominated in foreign currencies, the Adviser may employ strategies to protect the Funds from adverse currency fluctuations. The Adviser may also employ strategies to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Adviser’s strategies, if unsuccessful, may decrease the value of the Fund.

•

Emerging Market Risk: emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks.

•

Derivatives Risk: derivatives involve special risks including correlation, counterparty, liquidity and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

International Equity Fund II

Investment Goal

International Equity Fund II seeks long term growth of capital.

Principal Investment Strategies

•	Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in international equity securities.

•

Invests up to 35% of its total net assets in emerging market securities. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. As of October 31, 2007, the International Equity Fund II had 28.16% of its total net assets invested in emerging market securities. Please go to www.us-

funds.juliusbaer.com for a more current percentage of the Fund invested in emerging market securities.

•	Ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S.

•	Invests in “growth” or “value” securities.

•

Invests in companies that the Adviser considers to be midcap and larger companies, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase but the Fund may also invest in smaller capitalization companies.

•

The Adviser selects securities in developed markets and uses a “bottom-up” approach that focuses on company-specific factors; in emerging markets, the Adviser uses a “top-down” approach, focusing on economic and geopolitical factors of a particular area; in Japan, the Adviser uses a “bottom-up” and “top-down” analysis.

•

Invests in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

Principal Risks

•

Stock Market Risk: equity securities may lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•

Foreign Investment Risk: foreign securities may lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. Investments in countries of Eastern Europe, former states of the Soviet Union and Russia are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities.

•

Foreign Currency Transaction Risk: as foreign securities are usually denominated in foreign currencies, the Adviser may employ strategies to protect the Funds from adverse currency fluctuations. The Adviser may also employ strategies to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Adviser’s strategies, if unsuccessful, may decrease the value of the Fund.

•

Emerging Market Risk: emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks.

•

Derivatives Risk: derivatives involve special risks including correlation, counterparty, liquidity and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Total Return Bond Fund

Investment Goal

Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities. The Fund is a non-diversified Fund.

Principal Investment Strategies

•	Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in investment grade fixed income securities.

•	Normally invests in a non-diversified portfolio of fixed income securities of domestic and international issuers.

•	Invests in securities issued by governments, supranational entities and corporations in developed and emerging markets.

•	Managed to have a duration of approximately plus or minus one year relative to its benchmark, which is currently the Lehman Brothers Aggregate Bond Index.

•	Invests in securities based on yield, duration, maturity, classification, quality, local economic and political conditions, interest rate movements, and other factors.

•	Invests in securities denominated in foreign currencies as well as U.S. dollars.

•	Invests in securities the Adviser believes will benefit from anticipated changes in economic and market conditions.

•

Invests in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

•

Invests in mortgage-backed and other asset-backed securities. As of October 31, 2007, the Total Return Bond Fund had 43.4% of its net assets invested in government sponsored mortgage-backed securities Although not backed by the full faith and credit of the U.S. Government, such instruments are generally considered secure due to their government affiliation. The Fund also invests in TBA instruments in which there is a delayed cash settlement. To maximize the potential return on such cash, the Fund in turn reinvests it in short-term securities some of which may be classified as asset-backed securities. As of October 31, 2007, the Fund had an additional 25.8% of its net assets in other asset-backed securities.

Principal Risks

•

Diversification Risk: as a non-diversified Fund, the Fund may invest a greater portion of its assets in the securities of a single issuer or similar types of issuers, and, as a result, may be subject to greater fluctuations in share price due to changes in the market value of a single investment or similar types of investments.

•

Mortgage-Related or Other Asset-Backed Securities Risk: Funds that invest in a variety of mortgage-related and other asset-backed securities are subject to additional risks such as maturity, interest rate, credit, extension and prepayment risk.

•	Maturity Risk: fixed income securities may lose value because of declines in the bond market; longer-term securities are generally more volatile.

•	Interest Rate Risk: generally, as interest rates rise, the value of fixed income securities decreases.

•	Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner.

•

Prepayment Risk: the principal amount of the mortgages underlying the Fund’s investments in mortgage-related securities may be prepaid, generally when interest rates fall, which may cause the Fund’s income to decline.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Government Securities Risk: government debt securities are not guaranteed against price movements.

•

Foreign Investment Risk: foreign securities may lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. Investments in countries of Eastern Europe, former states of the Soviet Union and Russia are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities.

•

Foreign Currency Transaction Risk: as foreign securities are usually denominated in foreign currencies, the Adviser may employ strategies to protect the Funds from adverse currency fluctuations. The Adviser may also employ strategies to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Adviser’s strategies, if unsuccessful, may decrease the value of the Fund.

•

Emerging Market Risk: emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks.

•

Derivatives Risk: derivatives involve special risks including correlation, counterparty, liquidity and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses.

•	Leveraging Risk: The use of leverage, such as engaging in forward commitment transactions, may magnify the fund’s gains or losses.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Global High Income Fund

Investment Goal

Global High Income Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Principal Investment Strategies

•

Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries.

•	Invests in fixed income securities, bank loans, debt instruments convertible into common stock, preferred stock, income trusts, structured notes and swaps.

•	Invests in securities issued by corporations, banks, governments, government entities and supranational organizations.

•	Invests in below investment-grade securities.

•	Normally invests at least 60% of its net assets in U.S. dollar-denominated securities.

•	Invests in securities the Adviser believes exhibit stable to improving credit terms based on industry characteristics and trends, company positioning and management strategy.

•

Invests in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

•	Invests in bank loans.

Principal Risks

•	Maturity Risk: fixed income securities may lose value because of declines in the bond market; longer-term securities are generally more volatile.

•	Below Investment Grade Securities Risk: lower quality debt securities are generally speculative, less liquid and subject to higher incidence of default than higher quality debt securities.

•	Interest Rate Risk: generally, as interest rates rise, the value of fixed income securities decreases.

•	Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner.

•

Foreign Investment Risk: foreign securities may lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. Investments in countries of Eastern Europe, former states of the Soviet

Union and Russia are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities.

•

Foreign Currency Transaction Risk: as foreign securities are usually denominated in foreign currencies, the Adviser may employ strategies to protect the Funds from adverse currency fluctuations. The Adviser may also employ strategies to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Adviser’s strategies, if unsuccessful, may decrease the value of the Fund.

•

Emerging Market Risk: emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Derivatives Risk: derivatives involve special risks including correlation, counterparty, liquidity and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses.

•

Bank Loan Risk: Investments in bank loans are subject to interest rate risk. While floating rate bank loans can be less sensitive to interest rate changes, as they only reset periodically, the Fund’s net asset value may fluctuate in response to changes in interest rates.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

U.S. Microcap Fund

Investment Goal

U.S. Microcap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

•

Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. micro- capitalization or “microcap” companies, as determined at the time of purchase.

•	Generally invests in securities of companies within a market capitalization range of companies within the Russell 2000 and/or Russell Microcap Indices.

•	Invests in “growth” or “value” securities.

•	Generally invests in securities of forty to seventy companies.

•	The Adviser selects securities using a “bottom-up” approach that focuses on company-specific factors.

Principal Risks

•

Stock Market Risk: equity securities may lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•

Small Company Risk: Stocks of small companies tend to be more volatile and less liquid than stocks of larger companies. Compared to large companies, small companies tend to have analyst coverage by fewer Wall Street Firms and may trade at prices that reflect incomplete or inaccurate information. Small companies or microcap companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

U.S. Smallcap Fund

Investment Goal

U.S. Smallcap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

•

Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. small- capitalization or “smallcap” companies, as determined at the time of purchase.

•	Generally invests in securities of companies within a market capitalization range of companies within the Russell 2000 Index.

•	Invests in “growth” or “value” securities.

•	Generally invests in securities of forty to seventy companies.

•	The Adviser selects securities using a “bottom-up” approach that focuses on company-specific factors.

Principal Risks

•

Stock Market Risk: equity securities may lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•

Small Company Risk: Stocks of small companies tend to be more volatile and less liquid than stocks of larger companies. Compared to large companies, small companies tend to have analyst coverage by fewer Wall Street Firms and may trade at prices that reflect incomplete or inaccurate information. Small companies or microcap companies may have a shorter history of operations, less access to financing and a less diversified product line and may be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

U.S. Midcap Fund

Investment Goal

U.S. Midcap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

•

Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. mid- capitalization or “midcap” companies, as determined at the time of purchase.

•	Generally invests in securities of companies within a market capitalization range of companies within the Russell Midcap Index.

•	Invests in “growth” or “value” securities.

•	Generally invests in securities of forty to seventy companies.

•	The Adviser selects securities using a “bottom-up” approach that focuses on company-specific factors.

Principal Risks

•

Stock Market Risk: equity securities may lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•	Medium-Sized Companies Risk: Stocks of medium-sized companies or midcap companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms and may trade less frequently and be more susceptible to fluctuations in both stock price and company performance than larger companies as they may trade at prices that reflect incomplete or inaccurate information.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

U.S. Multicap Fund

Investment Goal

U.S. Multicap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

•

Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in U.S. equity securities and other securities with equity characteristics.

•	Invests in companies the Adviser believes offer the best long-term capital appreciation potential, irrespective of a company’s market capitalization.

•	Invests in “growth” or “value” securities.

•	Generally invests in securities of forty to seventy companies.

•	The Adviser selects securities using a “bottom-up” approach that focuses on company-specific factors.

Principal Risks

•	Stock Market Risk: equity securities may lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry.

Small- to mid-sized companies or companies in developing industries tend to be more vulnerable to adverse developments.

•

Small- and Mid-Sized Companies Risk: Securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities. Investments in small or mid-sized companies may involve special risks, including risks associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited non-diversified product lines, markets and financial resources. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market rates.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Global Equity Fund

Investment Goal

Global Equity Fund seeks to maximize total return, principally through capital appreciation.

Principal Investment Strategies

•	Normally invests at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in equity securities of issuers located throughout the world.

•

Invests up to 35% of its total net assets in emerging market securities. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. As of October 31, 2007, the Global Equity Fund had 30.88% of its total net assets invested in emerging market securities. Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging market securities.

•	Invests in securities denominated in foreign currencies as well as U.S. dollars.

•	Invests in “growth” or “value” securities.

•	Invests in companies of all sizes.

•

The Adviser selects securities in developed markets and uses a “bottom-up” approach that focuses on company-specific factors; in emerging markets, the Adviser uses a “top-down” approach, focusing on economic and geopolitical factors of a particular area; in Japan, the Adviser uses a “bottom-up” and “top-down” analysis.

•

Invests in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

Principal Risks

•

Stock Market Risk: equity securities may lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Small- to mid- sized companies or companies in developing industries tend to be more vulnerable to adverse developments.

•

Foreign Investment Risk: foreign securities may lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. Investments in countries of Eastern Europe, former states of the Soviet Union and Russia are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities.

•

Foreign Currency Transaction Risk: as foreign securities are usually denominated in foreign currencies, the Adviser may employ strategies to protect the Funds from adverse currency fluctuations. The Adviser may also employ strategies to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Adviser’s strategies, if unsuccessful, may decrease the value of the Fund.

•

Emerging Markets Risk: emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties and higher levels of inflation and currency devaluation. The securities markets and legal systems in emerging markets may be less developed and investments may experience settlement and operational risks.

•

Derivatives Risk: derivatives involve special risks including correlation, counterparty, liquidity and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses.

•

Liquidity Risk: particular investments may be difficult to purchase or sell. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

The following information is intended to help you understand the risks of investing in the Funds. The following information illustrates the changes in each Fund’s performance from year to year, as represented by the performance of Class A, and compares the performance of Class A of each Fund to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Performance history will be available for Class R shares of the Total Return Bond Fund and the Global Equity Fund and the Consultant Class shares of the Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund after these classes have been in operation for one calendar year.

Year-By-Year Returns

During the periods shown in the bar chart, the highest quarterly return was 50.61% (for the quarter ended December 31, 1999) and the lowest quarterly return was (16.41)% (for the quarter ended September 30, 1998).

The returns shown above are for Class A of the Fund. Class I would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses.

During the periods shown in the bar chart, the highest quarterly return was 12.85% (for the quarter ended December 31, 2006) and the lowest quarterly return was (1.67)% (for the quarter ended June 30, 2006).

The returns shown above are for Class A of the Fund. Class I would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses.

During the periods shown in the bar chart, the highest quarterly return was 6.71% (for the quarter ended June 30, 2002) and the lowest quarterly return was (2.94)% (for the quarter ended June 30, 2004).

The returns shown above are for Class A of the Fund. Class I, Class R and Consultant Class would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses. Class R’s and Consultant Class’s returns will be lower than Class A’s returns to the extent that Class R and Consultant Class have higher expenses.

During the periods shown in the bar chart, the highest quarterly return was 9.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was (1.76)% (for the quarter ended June 30, 2004).

The returns shown above are for Class A of the Fund. Class I and Consultant Class would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses. Consultant Class’s returns will be lower than Class A’s returns to the extent that Consultant Class has higher expenses.

During the periods shown in the bar chart, the highest quarterly return was 2.03% (for the quarter ended March 31, 2007) and the lowest quarterly return was (3.26)% (for the quarter ended September 30, 2007).

The returns shown above are for Class A of the Fund. Class I and Consultant Class would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses. Consultant Class’s returns will be lower than Class A’s returns to the extent that Consultant Class has higher expenses.

During the periods shown in the bar chart, the highest quarterly return was 4.73% (for the quarter ended September 30, 2007) and the lowest quarterly return was (1.00)% (for the quarter ended December 31, 2007).

The returns shown above are for Class A of the Fund. Class I and Consultant Class would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses. Consultant Class’s returns will be lower than Class A’s returns to the extent that Consultant Class has higher expenses.

During the periods shown in the bar chart, the highest quarterly return was 2.88% (for the quarter ended September 30, 2007) and the lowest quarterly return was (3.95)% (for the quarter ended December 31, 2007).

The returns shown above are for Class A of the Fund. Class I and Consultant Class would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses. Consultant Class’s returns will be lower than Class A’s returns to the extent that Consultant Class has higher expenses.

During the periods shown in the bar chart, the highest quarterly return was 5.18% (for the quarter ended September 30, 2007) and the lowest quarterly return was (4.22)% (for the quarter ended December 31, 2007).

The returns shown above are for Class A of the Fund. Class I and Consultant Class would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses. Consultant Class’s returns will be lower than Class A’s returns to the extent that Consultant Class has higher expenses.

Global Equity Fund Class A

On July 1, 2004, the Global Equity Fund changed its name from The European Warrant Fund, Inc. and converted from a closed-end, non-diversified investment company (“Closed-end Fund”) to an open-end, diversified investment company. The Closed-end Fund had a different investment objective, strategy and management team in place that employed leverage by investing in European warrants, options and other derivatives. The Closed-end Fund’s investment adviser was Julius Baer Securities, Inc., a separate legal entity affiliated with Global Equity Fund’s current Adviser. The Global Equity Fund seeks to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. As the Fund’s performance might have been different had the current Adviser and investment objective and strategy been in place, performance results below reflect results achieved as an open-end fund from year-to-year. Per share income and capital changes for the last five fiscal year ends (including results as a Closed-end Fund) are disclosed in the Financial Highlights. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest quarterly return was 10.65% (for the quarter ended September 30, 2005) and the lowest quarterly return was (2.26)% (for the quarter ended June 30, 2006).

Class I, Class R and Consultant Class would have substantially similar annual returns to Class A because the classes are invested in the same portfolio of securities. Class I’s returns will be higher than Class A’s returns to the extent that Class I has lower expenses. Class R’s and Consultant Class’s returns will be lower than Class A’s returns to the extent that Class R and Consultant Class have higher expenses.

Average Annual Total Returns (for the periods ended December 31, 2007)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After- tax returns are shown only for Class A shares, and after-tax returns for other classes will differ. Past performance, before and after taxes, is not necessarily an indication of how each Fund will perform in the future. Performance history will be available for Class R and Consultant Class after these classes have been in operation for one calendar year.

For the period ended December 31, 2007	Past 1 Year(+)	Past 5 Years(+)	Past 10 Years/Since Inception(+)

International Equity Fund (inception date: Class A – 9/15/93)
Class A – Return Before Taxes	17.56%	24.87%	17.22%
Class A – Return After Taxes on Distributions	15.20%	23.52%	16.17%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	14.01%	21.85%	15.21%
Class I – Return Before Taxes	17.84%	25.24%	13.66%
MSCI All Country World ex-U.S. Index	16.65%	24.00%	9.55%

International Equity Fund II (inception date: Class A – 5/04/05)
Class A – Return Before Taxes	16.17%	N/A	23.73%
Class A – Return After Taxes on Distributions	15.76%	N/A	23.58%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	11.05%	N/A	20.70%
Class I – Return Before Taxes	16.54%	N/A	24.11%
MSCI All Country World ex-U.S. Index	16.65%	N/A	9.55%

For the period ended December 31, 2007	Past 1 Year(+)	Past 5 Years(+)	Past 10 Years/Since Inception(+)

Total Return Bond Fund (inception date: Class A – 9/15/93)
Class A – Return Before Taxes	7.45%	5.91%	6.11%
Class A – Return After Taxes on Distributions	5.40%	4.26%	4.56%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	4.80%	4.13%	4.35%
Class I – Return Before Taxes	7.67%	6.18%	6.84%
Lehman Brothers Aggregate Bond Index	6.97%	4.42%	5.97%

Global High Income Fund (inception date: Class A – 12/17/02)
Class A – Return Before Taxes	4.15%	11.24%	11.17%
Class A – Return After Taxes on Distributions	2.03%	8.11%	8.07%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	2.74%	7.96%	7.91%
Class I – Return Before Taxes	4.37%	N/A	11.53%
Merrill Lynch Global High Yield Constrained Index	3.37%	11.59%	11.68%

U.S. Microcap Fund (inception date: Class A – 7/24/06)
Class A – Return Before Taxes	(0.43)%	N/A	11.93%
Class A – Return After Taxes on Distributions	(4.17)%	N/A	8.98%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	0.13%	N/A	8.62%
Class I – Return Before Taxes	(0.14)%	N/A	12.22%
Russell 2000 Index	(1.56)%	N/A	8.82%
Russell Microcap Index	(5.76)%	N/A	6.65%

For the period ended December 31, 2007	Past 1 Year(+)	Past 5 Years(+)	Past 10 Years/Since Inception(+)

U.S. Smallcap Fund (inception date: Class A – 7/24/06)
Class A – Return Before Taxes	11.31%	N/A	19.41%
Class A – Return After Taxes on Distributions	4.15%	N/A	13.62%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	9.24%	N/A	13.89%
Class I – Return Before Taxes	11.71%	N/A	19.82%
Russell 2000 Index	(1.56)%	N/A	8.82%

U.S. Midcap Fund (inception date: Class A – 7/24/06)
Class A – Return Before Taxes	2.87%	N/A	14.77%
Class A – Return After Taxes on Distributions	0.63%	N/A	12.82%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	2.56%	N/A	11.80%
Class I – Return Before Taxes	3.22%	N/A	15.13%
Russell Midcap Index	5.69%	N/A	13.73%

U.S. Multicap Fund (inception date: Class A – 7/24/06)
Class A – Return Before Taxes	4.13%	N/A	15.12%
Class A – Return After Taxes on Distributions	1.21%	N/A	12.65%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	3.22%	N/A	11.75%
Class I – Return Before Taxes	4.49%	N/A	15.50%
Russell 3000 Index	5.24%	N/A	13.30%

For the period ended December 31, 2007	Past 1 Year(+)	Past 5 Years(+)	Past 10 Years/Since Inception(+)

Global Equity Fund(A) (inception date: Class A – 7/1/04)
Class A – Return Before Taxes	11.07%	N/A	17.35%
Class A – Return After Taxes on Distributions	11.05%	N/A	17.34%
Class A – Return After Taxes on Distributions and Sale of Fund Shares	7.24%	N/A	15.15%
Class I – Return Before Taxes	11.38%	N/A	14.73%
MSCI All Country World Index	11.66%	N/A	15.76%

+

Each Fund’s average annual return figures for the one-year, five-year and ten-year/since inception periods are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. Each Fund’s average annual return figures without fee waivers and expense offset arrangements would have been lower.

(A)	Performance for Global Equity Fund reflects results achieved since July 1, 2004, the date the Fund began operating as an open-end fund and Class A began operations.

Returns for each index do not reflect any deductions for fees, expenses or taxes.

Lehman Brothers Aggregate Bond Index (“LBA”) is an unmanaged index used as a general measure of U.S. fixed-income securities and tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies.

Merrill Lynch Global High Yield Constrained Index (“Constrained Index”) tracks the performance of certain below investment grade bonds of corporate issuers that are domiciled in countries with a foreign currency long-term debt rating of investment grade (based on a composite of Moody’s Investors, Services, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“S&P”)). The Constrained Index includes bonds denominated in U.S. dollars, Canadian dollars and sterling euro (or euro legacy), but excludes all multi-currency denominated bonds.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index; the Russell 1000 Index represents the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell Microcap Index measures performance of the microcap segment of the U.S. equity markets and includes the smallest 1000 securities in the Russell 2000 Index plus the next 1000 securities.

Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) is a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets, and excludes certain market segments unavailable to U.S. based investors.

Morgan Stanley Capital International All Country World ex-U.S. Index (“MSCI ACWI-ex U.S.”) is a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets, and excludes the United States.

The Funds’ Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of Funds.

	Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class I	Class R		Consultant Class

International	Management Fees	0.87%	0.87%	Not		Not
Equity Fund	Distribution/Servicing (12b-1) Fees	0.25%	None	Applicable		Applicable
	Other Expenses(1), (3)	0.12%	0.12%
	Acquired Fund Fees and Expenses(4)	0.01%	0.01%
	Total Annual Fund Operating Expenses(6)	1.25%	1.00%

International	Management Fees(7)	0.90%	0.90%	Not		Not
Equity	Distribution/Servicing (12b-1) Fees	0.25%	None	Applicable		Applicable
Fund II	Other Expenses(1), (3), (5)	0.14%	0.11%
	Total Annual Fund Operating Expenses(6)	1.29%	1.01%

Total Return	Management Fees(8)	0.35%	0.35%		0.35%	0.35%
Bond Fund	Distribution/Servicing (12b-1) Fees	0.25%	None		0.75%	1.00%
	Other Expenses(1), (3)	0.11%	0.09%	0.11	%(2)	0.11	%(2)
	Total Annual Fund Operating Expenses(6)	0.71%	0.44%		1.21%	1.46%
	Less Expense Reimbursement	(0.02)%	—		(0.02)%	(0.02)%
	Net Expenses(9)	0.69%	0.44%		1.19%	1.44%

Global High	Management Fees(8)	0.65%	0.65%	Not		0.65%
Income Fund	Distribution/Servicing (12b-1) Fees	0.25%	None	Applicable		1.00%
	Other Expenses(1), (3)	0.20%	0.17%			0.19	%(2)
	Total Annual Fund Operating Expenses(6)	1.10%	0.82%			1.84%
	Less Expense Reimbursement	(0.10)%	(0.07)%			(0.09)%
	Net Expenses(9)	1.00%	0.75%			1.75%

U.S.	Management Fees	1.25%	1.25%	Not		1.25%
Microcap	Distribution/Servicing (12b-1) Fees	0.25%	None	Applicable		1.00%
Fund	Other Expenses(3)	2.02%	1.83%			0.89	%(2)
	Acquired Fund Fees and Expenses(4)	0.01%	0.01%			0.01%
	Total Annual Fund Operating Expenses(6)	3.53%	3.09%			4.15%
	Less Expense Reimbursement	(1.72)%	(1.58)%			(1.59)%
	Net Expenses(9)	1.81%	1.51%			2.56%

	Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class I	Class R		Consultant Class

U.S.	Management Fees	0.95%	0.95%	Not		0.95%
Smallcap	Distribution/Servicing (12b-1) Fees	0.25%	None	Applicable		1.00%
Fund	Other Expenses(3), (5)	1.78%	1.85%			1.75	%(2)
	Total Annual Fund Operating Expenses(6)	2.98%	2.80%			3.70%
	Less Expense Reimbursement	(1.47)%	(1.59)%			(1.44)%
	Net Expenses(9)	1.51%	1.21%			2.26%

U.S. Midcap	Management Fees	0.80%	0.80%	Not		0.80%
Fund	Distribution/Servicing (12b-1) Fees	0.25%	None	Applicable		1.00%
	Other Expenses(3)	1.93%	1.71%			1.66	%(2)
	Acquired Fund Fees and Expenses(4)	0.01%	0.01%			0.01%
	Total Annual Fund Operating Expenses(6)	2.99%	2.52%			3.47%
	Less Expense Reimbursement	(1.63)%	(1.46)%			(1.36)%
	Net Expenses(9)	1.36%	1.06%			2.11%

U.S.	Management Fees	0.75%	0.75%	Not		0.75%
Multicap	Distribution/Servicing (12b-1) Fees	0.25%	None	Applicable		1.00%
Fund	Other Expenses(3), (5)	1.94%	1.68%			1.64%
	Total Annual Fund Operating Expenses(6)	2.94%	2.43%			3.39	%(2)
	Less Expense Reimbursement	(1.63)%	(1.42)%			(1.33)%
	Net Expenses(9)	1.31%	1.01%			2.06%

Global	Management Fees	0.90%	0.90%	0.90%		0.90%
Equity Fund	Distribution/Servicing (12b-1) Fees	0.25%	None	0.75%		1.00%
	Other Expenses(1), (3)	0.84%	0.75%	0.82	%(2)	0.84	%(2)
	Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%		0.02%
	Total Annual Fund Operating Expenses(6)	2.01%	1.67%	2.49%		2.76%
	Less Expense Reimbursement	(0.59)%	(0.50)%	(0.57)%		(0.59)%
	Net Expenses(9)	1.42%	1.17%	1.92%		2.17%

(1)

Shows the Other Expenses as they would have been if certain custody expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2007 taking into consideration the expense offset arrangements were as follows:

International Equity Fund	Class A 0.07%	Class I 0.07%
International Equity Fund II	Class A 0.11%	Class I 0.09%
Total Return Bond Fund	Class A 0.11%	Class I 0.09%
Global High Income Fund	Class A 0.19%	Class I 0.16%
Global Equity Fund	Class A 0.82%	Class I 0.73%

After taking into consideration the expense offset arrangements, actual Total Annual Fund Operating Expenses were as follows:

International Equity Fund	Class A 1.19%	Class I 0.94%
International Equity Fund II	Class A 1.26%	Class I 0.99%
Total Return Bond Fund	Class A 0.71%	Class I 0.44%
Global High Income Fund	Class A 1.09%	Class I 0.81%
Global Equity Fund	Class A 1.97%	Class I 1.63%

(2)	Estimated for the Fund’s current fiscal year.

(3)	For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(4)

Represents the approximate fees and expenses indirectly incurred by the Fund as a result of the Fund’s investment in the securities of other investment companies during its most recent fiscal year (“Acquired Fund Expenses”). Acquired Fund Expenses are excluded from the Expense Limitation.

(5)	Includes Acquired Fund Expenses. Acquired Fund Expenses are excluded from the Expense Limitation.

(6)

Expenses may not correspond to the ratios of expenses to average net assets shown in the “Financial Highlights” section in this Prospectus to the extent that Acquired Fund Expenses and changes in management fees are included or recoupment of expense reimbursements are excluded.

(7)

As of September 1, 2007, the International Equity Fund II modified its Management Fee structure to be equal to the Management Fee structure of the International Equity Fund. Under the advisory agreement, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of each Fund, 0.88% of the next $2.5 billion of average daily net assets of each Fund and 0.85% of the average daily net assets of each Fund over $10 billion. Prior to September 1, 2007, under the advisory agreement for the International Equity Fund II, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the average daily net assets of the Fund.

(8)	As of February 28, 2008, the Adviser is entitled to an annual fee of 0.35% and 0.65% of Total Return Bond Fund’s and Global High

Income Fund’s average daily net assets, respectively. Prior to February 28, 2008, the Adviser was entitled to an annual fee of 0.45% and 0.75% of Total Return Bond Fund’s and Global High Income Fund’s average daily net assets, respectively.

(9)

The Adviser has contractually agreed to reimburse certain expenses of the Funds through February 28, 2009 (the “Expense Limitation”), so that the net operating expenses of the Funds based on average net assets are limited as shown in the table above, minus any Acquired Fund Fees and Expenses. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Example of Effect of the Funds’ Operating Expenses

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

		Class A	Class I	Class R	Consultant Class

International Equity Fund	1 Year	$127	$102	Not	Not
	3 Years	$397	$318	Applicable	Applicable
	5 Years	$686	$552
	10 Years	$1,511	$1,225

International Equity Fund II	1 Year	$131	$103	Not	Not
	3 Years	$409	$322	Applicable	Applicable
	5 Years	$708	$558
	10 Years	$1,556	$1,236

Total Return Bond Fund	1 Year	$70	$45	$121	$147
	3 Years	$225	$141	$382	$460
	5 Years	$393	$246	$663	$796
	10 Years	$881	$555	$1,464	$1,745

Global High Income Fund	1 Year	$102	$77	Not	$178
	3 Years	$340	$255	Applicable	$570
	5 Years	$597	$448		$987
	10 Years	$1,331	$1,007		$2,151

U.S. Microcap Fund	1 Year	$184	$154	Not	$259
	3 Years	$923	$805	Applicable	$1,117
	5 Years	$1,684	$1,482		$1,989
	10 Years	$3,687	$3,291		$4,235

U.S. Smallcap Fund	1 Year	$154	$123	Not	$229
	3 Years	$783	$717	Applicable	$999
	5 Years	$1,438	$1,338		$1,790
	10 Years	$3,195	$3,013		$3,857

U.S. Midcap Fund	1 Year	$138	$108	Not	$214
	3 Years	$771	$645	Applicable	$939
	5 Years	$1,429	$1,209		$1,686
	10 Years	$3,193	$2,746		$3,657

U.S. Multicap Fund	1 Year	$133	$103	Not	$209
	3 Years	$756	$621	Applicable	$918
	5 Years	$1,404	$1,167		$1,650
	10 Years	$3,145	$2,658		$3,587

Global Equity Fund	1 Year	$145	$119	$195	$220
	3 Years	$573	$478	$721	$800
	5 Years	$1,028	$860	$1,274	$1,407
	10 Years	$2,290	$1,934	$2,783	$3,047

FUND STRATEGIES AND RISKS

International Equity Fund

Investment Goal

The International Equity Fund seeks long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in international equity securities. The Fund will ordinarily invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund is not constrained by a particular investment style, and may invest in “growth” or “value” securities. The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies.

The Fund may invest up to 35% of its total net assets in the securities of issuers located in emerging markets. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified international equity fund. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s exposure to emerging market securities, as of October 31, 2007, was 30.88% of its total net assets. Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging market securities.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, the stock selection process is primarily “bottom-up” concentrating on individual stock selection. In emerging markets, the Adviser uses a “top-down” selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Adviser determines the Fund’s exposure to Japan using a combination of “bottom-up” and “top-down” analysis. “Bottom-up” analysis is used to determine specific investments within Japan, while “top-down analysis” is essential to the determination of country exposure.

The Fund may invest in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

International Equity Fund II

Investment Goal

The International Equity Fund II seeks long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including accrued interest, future positions and borrowings for investment purposes) in international equity securities. The Fund will ordinarily invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund is not constrained by a particular investment style, and may invest in “growth” or “value” securities. The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase, but the Fund may also invest in smaller capitalization companies.

The Fund may invest up to 35% of its total net assets in the securities of issuers located in emerging markets. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified international equity fund. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s exposure to emerging market securities, as of October 31, 2007, was 28.16% of its total net assets. Please go to www.us-funds.juliusbaer.com for the current percentage of the Fund invested in emerging market securities.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, the stock selection process is primarily “bottom-up” concentrating on individual stock selection. In emerging markets, the Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Adviser determines the Fund’s exposure to Japan using a combination of “bottom-up” and “top-down” analysis. “Bottom-up” analysis is used to determine specific investments within Japan, while “top-down” analysis is essential to the determination of country exposure.

The Fund may invest in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

Total Return Bond Fund

Investment Goal

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities. The Fund is a non-diversified Fund.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in a non-diversified portfolio of fixed income securities issued or guaranteed by the U.S. or foreign governments or their agencies, instrumentalities or political subdivisions, supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank), and corporations in developed and emerging markets. Non-diversified mutual funds, like the Fund, may invest a larger portion of their assets in the securities of a smaller number of issuers. Nevertheless, the Fund will buy no more than 10% of the voting securities, no more than 10% of the securities of any class and no more than 10% of the debt securities of any one issuer (other than the U.S. Government, sovereigns, supranationals, agencies and securitizations).

The Adviser expects the Fund to have a duration of approximately plus or minus one year relative to its benchmark, which is currently the Lehman Brothers Aggregate Bond Index. Longer-term fixed income securities can also have higher fluctuations in value. If the Fund holds such securities, the value of the Fund’s shares may fluctuate more in value as well.

The Fund may invest a significant proportion of its assets in mortgage-backed securities. As of October 31, 2007, the Fund had 43.4% of its net assets invested in government sponsored mortgage-backed securities. Although not backed by the full faith and credit of the U.S. Government, such instruments are generally considered secure due to their government affiliation. The Fund also invests in TBA instruments in which there is a delayed cash settlement. To maximize the potential return on such cash, the Fund in turn reinvests it in short-term securities some of which may be classified as asset-backed securities. As of October 31, 2007, the Fund had an additional 25.8% of its net assets in other asset-backed securities. The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund will invest in fixed income securities rated at the time of purchase “Baa3” or better by Moody’s or “BBB–” or better by S&P. The Fund may invest in securities that are not rated by Moody’s or S&P if the security has at least an equivalent rating from a nationally recognized statistical rating organization, or if unrated, the Adviser determines the security to be comparable in quality.

The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that the Adviser expects to benefit from anticipated changes in economic and market conditions.

The Fund may invest in derivatives and forward contracts for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

The Fund will invest less than 40% of its total assets in any one country other than the United States.

The Fund will invest less than 25% of its total assets in securities issued by any one foreign government, its agencies, instrumentalities, or political subdivisions.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

Global High Income Fund

Investment Goal

The Global High Income Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in high income producing instruments, including lower quality debt securities rated at the time of purchase below “BBB–” by S&P, below “Baa3” by Moody’s, or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default. Although the Fund typically invests in lower quality debt securities, the Fund may also invest in investment grade debt.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance.

The Fund also may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-back securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may purchase securities denominated in U.S. dollars or foreign currencies. The Fund may invest up to 20% of its net assets in global equity securities.

The Fund may invest in derivatives and forward contracts for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

U.S. Microcap Fund

Investment Goal

The U.S. Microcap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity securities of very small U.S. companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. micro capitalization or “microcap” companies, as determined at the time of purchase. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, Rule 144A securities, REITS, options, warrants and rights. The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Adviser will choose securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and/or Russell Microcap Indices. Such definition will be applied at the time of investment, and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of micro-capitalization stocks. The Fund is not constrained by a particular investment style, and may invest in “growth” or “value” securities. The Fund generally holds the securities of between forty and seventy companies at any given time.

The Adviser uses a “bottom-up” approach when selecting securities, focusing on individual stock selection rather than concentrating on economic, sector and market cycle data. The Adviser generally selects companies which the Adviser believes to have emerging or dominant positions in their niche markets. The Adviser selects stocks by using an active fundamental process to evaluate management teams and their strategies. This process combines first-hand company meetings and on-site visits with financial analysis, including an evaluation of accelerating sales and earning levels above consensus forecasts, estimated above-average growth in revenues and earnings, improving gross or operating margins, operating leverage of their business model, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may also invest 20% of its total assets in stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

U.S. Smallcap Fund

Investment Goal

The U.S. Smallcap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity securities of U.S. small-capitalization companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. small-capitalization companies determined at the time of purchase. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, Rule 144A securities, REITS, options, warrants and rights. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 Index. Such definition will be applied at the time of investment, and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of small-capitalization stocks. The Fund is not constrained by a particular investment style, and may invest in “growth” or “value” securities. The Fund generally holds between forty to seventy securities at any given time.

The Adviser uses a “bottom-up” approach when selecting securities, focusing on individual stock selection rather than concentrating on economic, sector and market cycle data. The Adviser generally selects companies which the Adviser believes to have emerging or dominant positions in their niche markets. The Adviser selects stocks by using an active fundamental process to evaluate management teams and their strategies. This process combines first-hand company meetings and on-site visits with financial analysis, including an evaluation of accelerating sales and earning levels above consensus forecasts, estimated above-average growth in revenues and earnings, improving gross or operating margins, operating leverage of their business model, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may also invest 20% of its total assets in stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

U.S. Midcap Fund

Investment Goal

The U.S. Midcap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity securities of U.S. mid-capitalization companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. mid–capitalization companies determined at the time of purchase. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, Rule 144A securities, REITS, options, warrants and rights. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell Midcap Index. Such definition will be applied at the time of investment and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of mid capitalization stocks. The Fund is not constrained by a particular investment style, and may invest in “growth” or “value” securities. The Fund generally holds the securities of between forty and seventy companies at any given time.

The Adviser uses a “bottom-up” approach when selecting securities, focusing on individual stock selection rather than concentrating on economic, sector and market cycle data. The Adviser generally selects companies which the Adviser believes to have emerging or dominant positions in their niche markets. The Adviser selects stocks by using an active fundamental process to evaluate management teams and their strategies. This process combines first-hand company meetings and on-site visits with financial analysis, including an evaluation of accelerating sales and earning levels above consensus forecasts, estimated above-average growth in revenues and earnings, improving gross or operating margins, operating leverage of their business model, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may also invest 20% of its total assets in stocks of foreign domiciled companies that are traded on domestic exchanges and both smaller and larger capitalization U.S. stocks. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

U.S. Multicap Fund

Investment Goal

The U.S. Multicap Fund seeks to achieve long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in a portfolio of equity securities irrespective of a company’s market capitalization.

The principal objective of the Fund is to identify and invest in those companies the Adviser believes offer the best long-term capital appreciation potential, irrespective of a company’s market capitalization. Under normal circumstances, the Fund will invest at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in U.S. equity securities and other securities with equity characteristics. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, Rule 144A securities, REITs, options, warrants and rights. The Fund is not constrained by a particular investment style, and may invest in “growth” or “value” securities. The Fund generally holds the securities of between forty and seventy companies at any given time.

The Adviser uses a “bottom-up” approach when selecting securities, focusing on individual stock selection rather than concentrating on economic, sector and market cycle data. The Adviser generally selects companies which the Adviser believes to have emerging or dominant positions in their niche markets. The Adviser selects stocks by using an active fundamental process to evaluate management teams and their strategies. This process combines first-hand company meetings and on-site visits with financial analysis, including an evaluation of accelerating sales and earning levels above consensus forecasts, estimated above-average growth in revenues and earnings, improving gross or operating margins, operating leverage of their business model, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may also invest 20% of its total assets in stocks of foreign domiciled companies that are traded on domestic exchanges. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

Global Equity Fund

Investment Goal

The Global Equity Fund seeks to maximize total return, principally through capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of global issuers of all sizes.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. The Adviser may enter into currency hedges in an effort to decrease or offset any losses from fluctuations in currency exchange rates.

The Fund may invest up to 35% of its total net assets in emerging market securities. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified global equity fund. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s exposure to emerging market securities as of October 31, 2007, was 14.72% of its total net assets. Please go to www.us-funds.juliusbaer.com for the current percentage of the Fund invested in emerging market securities.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants but is limited to 5% of total assets in OTC warrants.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, the stock-selection process is primarily bottom-up focusing on individual stock selection rather than concentrating on economic, sector and market cycle data. In emerging markets, the Adviser uses a top-down approach that focuses on the macroeconomic, liquidity and geopolitical factors of particular areas. In Japan, the Adviser uses a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, while top-down analysis is used to determine country exposure.

The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi-capitalization approach. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded OTC.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, domestic or foreign governmental entities, agencies or instrumentalities, or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

When the Fund invests in such fixed income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed), and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund may invest in derivatives and forward contracts for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

Security Types

Equity securities include common stocks, convertible securities, and preferred stock.

Fixed income securities include bonds, debentures, notes, mortgage-backed securities, asset-backed securities, variable and floating rate bonds. Investments in fixed income securities (often called “debt securities”) may include investments in below-investment grade fixed income securities (sometimes referred to as “high yield securities” or “junk bonds”). Descriptions of the ratings used by S&P and Moody’s are included in the SAI.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBS”) are not issued or guaranteed by the U.S. Treasury and are backed solely by the credit of the instrumentality or the ability of the issuer to borrow from the U.S. Treasury or by the entity’s own resources.

Bank Loans include floating and fixed-rate debt securities. Floating rate loans are debt securities issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion o the floating rate loan.

Derivatives include futures, options, foreign currency futures, non-deliverable forwards, swaps and warrants. Derivatives are financial contracts, the value of which is based on an underlying security, a currency exchange rate or an interest rate. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. Non-deliverable forwards are cash-settled, short-term forward contracts that trade thinly or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

Mortgage-Backed and other Asset-Backed Securities are pools of residential or commercial mortgages or other assets whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal.

Exchange Traded Funds, including exchange-traded index and bond funds seek to track the performance of various securities indices.

Forward contracts, excluding non-deliverable forwards, involve a commitment to purchase or sell securities at a pre-determined price with delivery to follow the creation of the contract. Forward contracts are the predominate means of hedging currency exposure.

Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants give a holder the right to buy or sell a specific bond issue or interest rate index at a set price.

Depository receipts, typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depository Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depository Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depository Receipts

(EDRs) are issued in Europe and used in bearer form in European markets.

Real Estate Investment Trusts (REITs) are investments in entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies.

Private Placement and Other Restricted Securities include securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

General Strategies Applicable to the Funds

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Risks of Investing in the Funds

Please refer to the SAI for a more complete description of these and other risks of investing in the Funds.

	IEF	IEF II	TRBF	GHIF	Microcap	Smallcap	Midcap	Multicap	GEF
Stock Market Risk	X	X		X	X	X	X	X	X

Foreign Investment Risk	X	X	X	X	X	X	X	X	X

Foreign Currency Transaction Risk	X	X	X	X					X

Emerging Market Risk	X	X	X	X					X

Derivatives Risk	X	X	X	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X	X	X	X

Diversification Risk			X

Government Securities Risk	X	X	X	X					X

Mortgage-Related or Other Asset Backed Securities Risk			X	X

Maturity Risk			X	X					X

Interest Rate Risk	X	X	X	X					X

Credit Risk	X	X	X	X					X

Prepayment Risk			X	X

Leveraging Risk	X	X	X	X	X	X	X	X	X

Below Investment-Grade Securities Risk	X	X		X					X

Securities Lending Risk	X	X			X	X	X	X	X

Small- and Mid-sized Companies Risk	X	X			X	X	X	X	X

Real Estate Investment Trust Risk	X	X		X	X	X	X	X	X

Counterparty or Third Party Risk	X	X	X	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X	X	X	X

Private Placement and Other Restricted Securities Risk					X	X	X	X

Regulatory Risk	X	X	X	X	X	X	X	X	X

Management Risk	X	X	X	X	X	X	X	X	X

Bank Loan Risk				X

Stock Market Risk. Prices of common stocks may decline over short or extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to be cyclical, and common stock prices tend to fluctuate more than those of bonds. A company’s stock performance can be adversely affected by many factors, including general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of the Fund’s investments would likely decline.

A company’s stock performance can also be adversely affected by specific factors related to the Fund’s investments in particular companies, industries or sectors. This risk is generally increased for small- and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

Foreign Investment Risk. Investments in foreign securities entail risks that are not present in domestic securities investments. Because foreign securities are normally denominated and traded in foreign currencies, they are subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, restrictions and limits on foreign ownership, limited legal recourse, prohibitions on the repatriation of foreign currencies and other considerations. Income that the Funds receive from investing in foreign securities may be subject to withholding and other taxes, which reduces the Fund’s yield. There may be less information publicly available on a foreign issuer and many foreign companies are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, foreign settlement procedures and trade regulators may involve increased risk (such as delay in payment or delivery of securities) of domestic investments.

In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other reserves.

Foreign securities may be subject to political risk. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. Investments in countries of Eastern Europe, former states of the Soviet Union and Russia are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities. These countries were under Communist systems that took control of private industry. Expropriation of private industry could occur again in this region or in other regions in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

Foreign securities are also subject to risks of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, or financial instability, in which case the Fund may lose all or part of its investments in that country’s issuers.

Foreign Currency Transactions Risk. Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. To manage this risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Adviser’s use of hedging techniques does not guarantee that the Funds will be protected from exchange rate risk. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions.

Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Fund’s hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from the potential appreciation of such currency relative to U.S. dollar or to other currencies in which a Fund’s holdings are denominated. Losses on such transactions may not be offset by gains from other Fund assets. A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Emerging Market Risk. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation. Investments in companies that are based in emerging market countries may have a more limited number of potential buyers. A market swing in one or more countries or regions where a fund has invested a significant amount of its assets, such as Central and Eastern Europe and Russia, may have a greater effect on a fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be speculative and may be highly volatile.

Maturity Risk. Prices of fixed income securities may lose value because of declines in the bond market. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Maturity is generally measures the time until the debt must be repaid. Duration takes into account the pattern of a security’s cash flow over time, including the way cash flow is affected by prepayments and interest rate changes.

Interest Rate Risk. The prices of debt securities are generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. In general, the longer the maturity of a debt security held by a fund, the more the fund is subject to interest rate risk.

Some debt securities give the issuer the right to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund may have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Prepayment Risk. Prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund’s yield. Mortgage-backed securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

Credit Risk. The value of a debt security is directly affected by the issuer’s ability (and the market’s perception of the issuer’s ability) to repay principal and pay interest on time. The value of a Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund’s investments in debt securities deteriorates or is perceived to deteriorate, the value of those investments could decline and the value of the fund’s shares could decline. A Fund may also be subject to credit risk to the extent that it engages in financial transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risks that a third party may be unwilling or unable to honor its financial obligations to the Fund.

High Yield Risk. A fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Government Securities Risk. Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on Securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department or Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mae”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds Securities of the entity will be adversely impacted. Although U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Mortgage-Related and Other Asset-Backed Securities Risk. A Fund that invests in a variety of mortgage related and other asset-backed securities is subject to additional risks. In general, rising interest rates tend to extend the duration of fixed rate mortgage related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage related securities are subject to prepayment risk, which is the risk that in a period of declining interest rates, a borrower may pay off their mortgages sooner then expected. Prepayment can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates.

Recent instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities has significantly decreased the liquidity of portfolios that invest in mortgage-backed and other asset- backed securities. In the event of redemptions, a Fund that invests in mortgage-related and asset-backed securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely impact the Funds’ net asset value per share.

Real Estate Investment Trusts Risk. Real estate investment trusts (REITs) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Fund’s REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

Derivatives Risk. The term “derivatives” covers a broad range of investments, including futures, options on futures and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price before a specific date. A swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

Investing in derivatives involve special risks including: (1) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (2) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (3) the risk that a particular derivative is valued incorrectly; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; (7) leverage; and (8) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

These risks may increase when the Adviser uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Adviser’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Counterparty or Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. If there is a default by a counterparty in a swap transaction, the Fund’s potential loss is the net amount of payments the

Fund is contractually entitled to receive for one payment period (if any–the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them–the counterparty may be judgment proof due to insolvency, for example. The Funds thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the fund.

Diversification Risk. A non-diversified fund may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified Fund. As such, a non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may result in greater fluctuation in the value of a non-diversified fund’s shares. This lack of broad diversification may cause a non-diversified fund to be more susceptible to adverse economic, political, regulatory or other developments than a diversified fund.

Securities Lending Risk. A Fund’s securities lending program is subject to borrower default risk (e.g. the borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders. Securities lending may also impact the availability of foreign tax credits, where applicable.

Liquidity Risk. The risk that a Fund may invest to a greater degree in securities that trade in lower volumes and may make investments that may be less liquid than other investments. The Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives with substantial stock-market and/or credit risk, the Fund will tend to have the greater exposure to liquidity risk.

Recent instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities has significantly decreased the liquidity of portfolios that invest in mortgage-backed and other asset- backed securities. In the event of redemptions, a Fund that invests in mortgage-related and asset-backed securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely impact the Funds’ net asset value per share.

The current market instability has also made it more difficult to obtain realistic values for a fund’s portfolio securities based on market quotations. In the absence of market quotations, the Adviser values such portfolio securities at “fair value” under procedures established by the

Funds’ Board of Directors. The “fair value” of securities may be difficult to determine and thus judgment plays a greater role.

Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

Valuation Risk. For investments where market quotations are not readily available, financial instruments in which the Funds are required to fair value their investments. As such, the Funds may rely on third parties, including broker dealers and in some instances, the Fund’s counterparties to these investments, which may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities surrounding a particular transaction, especially the Funds’ investments in derivatives. Miscalculations may result in overestimating or underestimating the Net Asset Value of the Fund.

In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Small- and Mid-Sized Companies Risk. Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities. Investments in small or mid-sized companies may involve special risks, including risks associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited non-diversified product lines, markets and financial resources. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market rates.

Private Placements and Other Restricted Securities Risk. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a fund’s net asset value due to the absence of a trading market.

Bank Loan Risk. Investments in bank loans are subject to interest rate risk. While floating rate bank loans can be less sensitive to interest rate changes, as they only reset periodically, the Fund’s net asset value may fluctuate in response to changes in interest rates.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

Management Risk. Each Fund is subject to risk that the Adviser will make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will achieve the desired results for the Funds.

Other Potential Risks. Each Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal. Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal.

Portfolio Holdings.

The Fund’s have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings to minimize the risk that other actors in the market, acting in concert or individually, could develop or obtain a listing of a Fund’s current portfolio holdings and used that information in a way that could negatively affect that Fund’s portfolio or the Fund’s subsequent portfolio trading activity. Please see the SAI for a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings.

A Fund’s top ten holdings as of month-end are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com no earlier than five calendar days after such month’s end. This information will remain on the Funds’ website, at a minimum, until the following month-end’s information is available. Complete portfolio holdings of the Funds, except International Equity Fund, International Equity Fund II, and Global Equity Fund, as of month-end are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com no earlier than the first business day following the next calendar month’s end. The complete portfolio holdings information will remain available on the Funds’ website until the respective Fund files a Form N-Q or annual or semi-annual report with the Securities and Exchange Commission (“SEC”) for the period that includes the date of the information. Complete portfolio holdings of International Equity Fund, International Equity Fund II, and Global Equity Fund as of each of the three month-ends within such Funds’ fiscal quarter are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com after International Equity Fund, International Equity Fund II, and Global Equity Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. The complete portfolio holdings information for International Equity Fund, International Equity Fund II, and Global Equity Fund will remain available on the website until the Fund files a subsequent Form N-Q or annual or semi-annual report with the SEC.

THE FUNDS’ MANAGEMENT

Investment Adviser

Julius Baer Investment Management LLC (“JBIM” or the “Adviser”), located at 330 Madison Avenue, New York, NY 10017, manages each Fund. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. The Adviser is a registered investment adviser and is a wholly owned subsidiary of Julius Baer Americas Inc. (“JBA”), which is a wholly owned subsidiary of Julius Baer Holding Ltd. Of Zurich, Switzerland (“Holding Ltd.”). JBA is located at 330 Madison Avenue, New York, NY 10017. Holding Ltd. is located at Bahnofstrasse, 36, CH-8010 Zurich, Switzerland. As of December 31, 2007, JBIM had assets under management of approximately $75.2 billion.

On February 12, 2008, Holding Ltd. announced that a registration statement had been filed with the Securities and Exchange Commission for a proposed initial public offering of common stock of JBA. Upon completion of the IPO, Holding Ltd., the current sole shareholder of JBA, will no longer control the Adviser as all or a portion of the shares of JBA owned by Holding Ltd. will be redeemed with the proceeds of the IPO. Immediately after the IPO, approximately 70% of the Adviser will be indirectly owned, collectively, by the public and Holding Ltd. Because it entails a change of control of the Adviser, the IPO of JBA will result in an “assignment” and consequent automatic termination of each Fund’s current investment advisory agreement with the Adviser under the 1940 Act. In order for a Fund to continue receiving the Adviser’s services after the IPO becomes effective, the shareholders of each Fund must approve an Investment Advisory Agreement with the Adviser. The Adviser is currently seeking the approval by Shareholders of the Julius Baer Funds’ Investment Advisory Agreements with the Adviser, such approval will only be effective if JBA completes a successful IPO.

Under the advisory agreement for the International Equity Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.

Under the advisory agreement for the International Equity Fund II, the Adviser is entitled to a fee for providing investment advisory services. Prior to September 1, 2007, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the average daily net assets of the Fund. As of September 1, 2007, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.

Under the advisory agreement for the Total Return Bond Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.35% of the average daily net assets of the Fund. Prior to February 28, 2008, the Adviser was entitled to the fee at the annual rate of 0.45%. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 0.69%, 0.44%, 1.19% and 1.44% of the average daily net assets of the Class A shares, Class I shares, Class R shares and Consultant Class shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “The Fund’s Fees and Expenses” table in the “Risk/Return Summary” section of this Prospectus for more information regarding the Expense Limitation of the Total Return Bond Fund.

Under the advisory agreement for the Global High Income Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.65% of the average daily net assets of the Fund. Prior to February 28, 2008, the Adviser was entitled to the fee at the annual rate of 0.75%. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.00%, 0.75% and 1.75% of the average daily net assets of the Class A shares, Class I shares and Consultant Class shares. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “The Fund’s Fees and Expenses” table in the “Risk/Return Summary” section of this Prospectus for more information regarding the Expense Limitation of the Global High Income Fund.

Under the advisory agreement for the U.S. Microcap Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 1.25% of the average daily net assets of the Fund. The Adviser has currently agreed to reimburse the U.S. Microcap Fund for expenses

(excluding acquired fund fees and expenses, interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annualized expense ratio of 1.80%, 1.50% and 2.55% of the average daily net assets of the Class A shares, Class I shares and Consultant Class shares. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “The Fund’s Fees and Expenses” table in the “Risk/Return Summary” section of this Prospectus for more information regarding the Expense Limitation of the U.S. Microcap Fund.

Under the advisory agreement for the U.S. Smallcap Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.95% of the average daily net assets of the Fund. The Adviser has currently agreed to reimburse the U.S. Smallcap Fund for expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annualized expense ratio of 1.50%, 1.20% and 2.25% of the average daily net assets of the Class A shares, Class I shares and Consultant Class shares. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “The Fund’s Fees and Expenses” table in the “Risk/Return Summary” section of this Prospectus for more information regarding the Expense Limitation of the U.S. Smallcap Fund.

Under the advisory agreement for the U.S. Midcap Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.80% of the average daily net assets of the Fund. The Adviser has currently agreed to reimburse the U.S. Midcap Fund, for expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annualized expense ratio of 1.35%, 1.05% and 2.10% of the average daily net assets of the Class A shares, Class I shares and Consultant Class shares. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “The Fund’s Fees and Expenses” table in the “Risk/Return Summary” section of this Prospectus for more information regarding the Expense Limitation of the U.S. Midcap Fund.

Under the advisory agreement for the U.S. Multicap Fund the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has currently agreed to reimburse the U.S. Multicap Fund for expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annualized expense ratio of 1.30%, 1.00% and 2.05% of the average daily net assets of the Class A shares, Class I shares and Consultant Class shares. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “The Fund’s Fees and Expenses” table in the “Risk/Return Summary” section of this Prospectus for more information regarding the Expense Limitation of the U.S. Multicap Fund.

Under the advisory agreement for the Global Equity Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has currently agreed to reimburse the Fund for expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.40%, 1.15%, 1.90% and 2.15% of the average daily net assets of the Class A shares, Class I shares, Class R shares and Consultant Class shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “The Fees and Expenses” table in the “Risk/Return Summary” section of this Prospectus for more information regarding the Expense Limitation of the Global Equity Fund.

The total fee paid by the Funds for advisory services for the fiscal year ended October 31, 2007 is shown in the table below.

Fund	Fee (as a % of average daily net assets)

International Equity Fund	0.87%

International Equity Fund II	0.90%

Total Return Bond Fund	0.35% (after waiver)

Global High Income Fund	0.57% (after waiver)

U.S. Microcap Fund	0.00% (after waiver)

U.S. Smallcap Fund	0.00% (after waiver)

U.S. Midcap Fund	0.00% (after waiver)

U.S. Multicap Fund	0.00% (after waiver)

Global Equity Fund	0.38% (after waiver)

Discussion regarding the Boards’ approval of advisory agreements is available in the semi-annual reports for the period ended April 30, 2007.

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund,

assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Advisers’s view will assist Fund investors in establishing and maintaining a relationship with the Fund. See Distribution and Shareholder Servicing Plans.

Portfolio Management of the Funds

The portfolio managers listed below are primarily responsible for the day-to-day management of the respective Fund. For additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Funds they manage, please consult the Funds’ SAI.

	Mr. Younes	Mr. Pell	Mr. Quigley	Mr. Hopper	Mr. Dedio	Mr. Walter

IEF	X	X

IEF II	X	X

TRBF		X	X

GHIF				X

Microcap					X

Smallcap					X

Midcap					X

Multicap					X

GEF	X					X

Rudolph-Riad Younes, CFA, portfolio manager of International Equity Fund (since 1995), International Equity Fund II (since 2005), and Global Equity Fund (since 2004). Mr. Younes serves as lead portfolio manager of International Equity Fund and serves as co-manager of Global Equity Fund, responsible for Global Equity Fund’s foreign investments. Mr. Younes is Senior Vice President and Head of International Equity of JBIM (since 2000), and of the Julius Baer Group (since 1993).

Richard Pell, portfolio manager of International Equity Fund (since 1995), International Equity Fund II (since 2005), and Total Return Bond Fund (since 1998). Mr. Pell serves as co-manager of the Total Return Bond Fund. He is the Managing Director, Chief Executive Officer and

Chief Investment Officer of JBIM (since 2000), and of the Julius Baer Group (since 1995).

Donald Quigley, CFA, portfolio manager of Total Return Bond Fund (since 2001). Mr. Quigley has been co-manager of Total Return Bond Fund since 2001 and serves as lead portfolio manager. He is First Vice President and Head of Global Fixed Income of JBIM (since 2001). Prior to joining JBIM, Mr. Quigley served as a U.S. fixed income trader at Chase Asset Management (1993–2001).

Greg Hopper, portfolio manager of Global High Income Fund (since the Fund’s inception). Mr. Hopper is a First Vice President of JBIM (since 2002). Prior to joining the Julius Baer Group in 2002, Mr. Hopper was a Senior Vice President and High Yield Bond Portfolio Manager at Zurich Scudder Investments (2000–2002) and a High Yield Bond Portfolio Manager at Harris Investment Management (1999–2000) and at Bankers Trust (1993–1999).

Samuel A. Dedio, portfolio manager of U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund (since the Funds’ inception). He joined Julius Baer Investment Management LLC in 2006 as a Senior Portfolio Manager focusing on U.S. Micro, Small and Mid Cap equities. Prior joining JBIM, he spent seven years at Deutsche Asset Management, most recently as Managing Director, Co-Lead Portfolio Manager and Co-Head of U.S. Micro, Small and Mid Cap Investment Management. His previous positions also include Senior Industry Analyst at Ernst & Young, LLP and Equity Analyst with both Evergreen Asset Management and Standard & Poor’s Corp. Mr. Dedio received an MS in Accounting from American University’s Kogod School of Business and a BA in Business Administration from William Paterson University.

Keith Walter, serves as co-manager of the Global Equity Fund (since 2008). Mr. Walter is First Vice President of JBIM (since 2000), and has served as an U.S. Equity and an U.S. Fixed Income portfolio manager and analyst, including serving as portfolio manager of U.S. Multicap Fund (2006-2008). Prior to joining Julius Baer, Mr. Walter was Assistant Vice President and fixed income portfolio manager at Morgan Stanley and Assistant Treasurer and global fixed income portfolio associate at Bankers Trust Company.

INVESTING IN THE FUNDS

Pricing of Fund Shares

Each Fund’s share price, also called net asset value (“NAV”), is determined as of the close of trading (normally 4:00 p.m., Eastern Time) every day the New York Stock Exchange (“NYSE”) is open. Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of a Fund’s net assets by the number of the shares outstanding. NAV is calculated separately for each Class of the Fund. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in good order by the Funds or their authorized agents. A request is in good order when the Funds or their authorized agents have received a completed application or appropriate instruction along with the intended investment, and any other required documentation in accordance with the Funds’ or their authorized agents’ procedures. The offering price is the NAV. Each Fund may purchase securities that are primarily listed on foreign exchanges that, due to time zone differences and non-universal holidays, trade on weekends or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

Each Fund’s investments are valued based on market value or, if no market value is available, based on fair value as determined through methods approved by the Board. Assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Boards have determined represents fair value. Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean of the current quoted bid and asked prices. Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

The Board has identified certain circumstances in which the use of fair value pricing method is necessary. In such circumstances, the Board has approved an independent fair value service for foreign equities, which may provide the fair value price. For options and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Funds’ Pricing Committees may determine the fair value price based upon factors that include the type of the security, the initial cost of the security and price quotations from dealers and/or pricing services in similar securities or in similar markets. The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Funds’ NAV calculations. In such instances, the Boards or their delegates may determine to utilize fair value pricing. Fair value pricing may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV. Each Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short-term traders. While the Funds have policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Purchasing Your Shares

International Equity Fund

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund, new plan participants within 401(k) plans that hold positions in the Fund and existing shareholders who may continue to invest.

As of August 1, 2005, no new clients were accepted to the International Equity Fund. Registered investment advisers and intermediate model-based platforms are no longer able to introduce new clients. Existing shareholders, however, may continue to invest, and the Fund will recognize new participants within existing 401(k) plans as qualified to purchase shares of the Fund.

†	Investor Alerts:

♦	A Fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

♦	Shares of the Funds have not been registered for sale outside of the United States and its territories.

You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

Share Classes

International Equity Fund and International Equity Fund II each offer two classes of shares: Class A and Class I. Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund each offer three classes of shares: Class A, Class I and Consultant Class. Total Return Bond Fund and Global Equity Fund each offer four classes of shares: Class A, Class I, Class R and Consultant Class. The classes receive different services and pay different fees and expenses. Class A shares, Class R shares and Consultant Class shares pay a Rule 12b-1 distribution fee and shareholder servicing fee. Class I shares do not pay these fees.

Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Class R Shares are offered primarily through certain broker-dealers to Retirement Plans with accounts held on the books of the Funds through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). Class R shares are also not available to retail non-retirement accounts, including Simplified Employee Pension Plans (“SEPs”), Salary Reduction Simplified Employee Pension Plans (“SARSEPs”) or Savings Incentive Match PLan for Employees IRA (“SIMPLE IRAs”). Consultant Class shares are offered primarily through financial advisors, including brokers, and other entities that have a dealer agreement with the Fund’s distributor.

Investment Minimums

	Class A♦		Class I♦	Class R♦	Consultant Class♦

Type of Investment	Initial Investment	Additional Investment	Initial Investment	Initial Investment	Initial Investment

Regular Account	$1,000	$1,000	$1,000,000*	$1,000*	$10,000*

Individual Retirement Account (IRA)	$100	No minimum amount	$1,000,000*	$1,000*	$10,000*

Tax deferred retirement plan other than an IRA	$100	No minimum amount	$1,000,000*	$1,000*	$10,000*

♦

Certain related accounts may be aggregated at management’s discretion for purposes of meeting the initial minimum investment. Account minimums do not apply at the sub-account level for plan participants of 401(k) plans, model-based platforms, asset based fee programs, or assets linked to fee based registered investment advisors. Due to the economies of scale that such parties introduce, management considers the entire relationship for the purposes of meeting the investment minimum criteria. The Funds, at their discretion, may waive the minimum initial investment requirements.

*	There is no minimum subsequent investment for Class I, Class R or Consultant Class shares.

You may purchase Class I shares only if you meet one of the above-stated criteria under “Share Classes” and you meet the mandatory monetary minimums set forth in the table. Class I Shares are registered to be offered by the Funds and are not subject to a sales charge or any Rule 12b-1 fees. In addition to individuals who meet the initial $1.0 million investment minimum, Class I Shares are available for purchase by the following qualified institutional investors: a bank, savings institution, trust company, insurance company, investment company, pension or profit sharing trust, or other entity deemed by the principal underwriter to be a financial institution or institutional buyer or a broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity. The Funds and its Distributor have discretion to waive the minimum initial investment for 401K plans, mutual fund wrap platforms, asset allocation programs or to establish certain Class I Share accounts.

These minimum investment requirements will also not apply to purchases made through a registered investment adviser, provided the purchase is made with related accounts which taken together at the time of purchase total at least $1.0 million. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

The following investors may also purchase Class I shares with no minimum initial investment requirement: Board members and officers of the Funds, the Bank Julius Baer Employees 401(k) Savings Plan and the Bank Julius Baer Co., Ltd. Retirement Plan. The Funds, at their discretion, may waive the minimum initial investment requirements for other categories of investors.

You can invest in Fund shares in the following ways:

•  Through A Broker

♦

You can purchase shares through a broker that has a relationship with Quasar Distributors, LLC (“Quasar” or “Distributor”), the distributor of the Funds’ shares. The Distributor is located at 615 East Michigan Street, Milwaukee, WI 53202. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

♦

If you buy shares through a broker, the broker is responsible for forwarding your order to the Transfer Agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or directly with the Funds by 4:00 p.m. (Eastern Time) on a day when the NYSE is open for regular trading, you will receive that day’s price and be invested in the Fund on that day.

♦

As noted above, the Distributor has entered into contractual agreements pursuant to which orders received by your broker before the close of the NYSE will be processed at the NAV determined on that day if received by the Transfer Agent in a timely manner. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to 4:00 p.m. (Eastern Time) and to protect the Funds from prohibited activity by brokers.

♦

You may also be able to purchase shares through a broker that does not have a direct relationship with the Distributor. Orders from such a broker received by the Transfer Agent by 4:00 p.m. (Eastern Time) on a day when the NYSE is open for regular trading will be effected that day. Your broker may charge you a transaction fee. Please discuss any transaction fees with your broker.

♦

You may add to an account established through any broker by contacting your broker directly. If you purchase shares through an intermediary, that party is responsible for transmitting your orders to purchase and sell shares.

•  Through Retirement Plans

Retirement Plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans and other similar employer sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or Section 529 college savings accounts.

For information about investing in a Class A or Class I shares of a Fund through a Traditional or Roth IRA, Coverdell Education Savings Account, individual 403(b)(7) custodian account, Keogh plan or Section 529 college savings account, an investor should telephone the Transfer Agent at (800) 387-6977 or write to the Transfer Agent at the address shown on the back cover of the Prospectus. Class I shares are not appropriate for IRA accounts other than IRA rollover accounts

†	Investor Alert: You should consult your tax adviser about the establishment of retirement plans.

♦

You may invest in a Fund through various Retirement Plans. The Funds’ shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.

♦	Please refer to directions received through your employer’s plan, the Transfer Agent or your financial adviser.

♦	For further information about any of the plans, agreements, applications and annual fees, contact the Transfer Agent, your retirement plan administrator or your financial adviser.

•  Purchases by Mail

To make an initial purchase of Class A or Class I shares by mail:

♦	Complete an Application.

♦	Mail the Application, together with a check made payable to Julius Baer Investment Funds or Julius Baer Global Equity Fund Inc.:

BY MAIL: Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	BY OVERNIGHT OR EXPRESS MAIL TO: Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Payment should be made in U.S. dollars with checks drawn on a U.S. bank, savings and loan, or credit union. The Funds do not accept third party checks, foreign checks, U.S. Treasury checks, credit card checks, starter checks, money orders, cashier’s checks under $10,000, or cash. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. To make a subsequent purchase by mail:

♦

Subsequent investments may be made in the same manner as an initial purchase, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your most recent confirmation statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the USA Patriot Act of 2001, please note that the Funds’ Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. Please contact the Funds’ Transfer Agent at (800) 387-6977 if you need additional assistance when completing your application.

•  Purchases by Wire

To make an initial purchase of Class A or Class I shares by wire:

♦

If you are making an initial investment in a Fund, before you wire funds, please contact the Julius Baer Funds at (800) 387-6977 to make arrangements with a Service Representative to submit your completed application via mail or overnight delivery. Upon receipt of your application, your account will be established and a Service Representative will contact you to provide an account number and wiring instructions. You may then contact your bank to initiate the wire (your bank may charge a fee). Wire funds to:

U.S. Bank, N.A.,
777 East Wisconsin Avenue,
Milwaukee, WI 53202,
ABA No. 075000022
Credit U.S. Bancorp Fund Services, LLC,
DDA No. 112-952-137
Attn.: Julius Baer Funds, Fund Name
For: Account Name (Name of Investor) and Account Number.

♦	The wire must specify the Fund in which the investment is being made, account registration, and account number.

♦

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

To make a subsequent purchase by wire:

♦	Before sending your wire, please contact the Julius Baer Funds at (800) 387-6977 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Automatic Investment Plan (AIP)

Once your account has been opened, you may make regular monthly or quarterly investments automatically in amounts of not less than $100 per month in Class A Shares of a Fund. You will need to complete the appropriate section of the application to do this, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payments, the Funds’ Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to effective date. Call the Funds at (800) 387-6977 for further information. If you redeem shares purchased via the AIP within 15 days, the Transfer Agent may delay payment until it is assured that the purchase has cleared your account.

Processing Organizations

You may purchase shares of a Fund through a “Processing Organization,” (for example, a mutual fund supermarket), which includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or JBIM. The Funds have authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in a Fund through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

♦	charge a fee for its services;

♦	act as the shareholder of record of the shares;

♦	set different minimum initial and additional investment requirements;

♦	impose other charges and restrictions; and

♦	designate intermediaries to accept purchase and sale orders on the Funds’ behalf.

The Funds consider a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization’s procedures. These orders will be priced based on a Fund’s NAV determined after such order is accepted. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to

4:00 p.m. (Eastern Time) and to protect the Funds from prohibited activity by brokers.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Funds. Certain Processing Organizations may receive compensation from the Funds the Adviser or their affiliates. See “Distribution and Shareholder Servicing Plans.”

Additional Information

If your purchase transaction is canceled due to nonpayment or because your wire,S check or AIP does not clear, you will be responsible for any loss the Funds or their agents incur and you will be subject to a fee of $25.00. If you are an existing shareholder, shares will be redeemed from other accounts, if necessary, to reimburse the Fund and you will be liable for any losses or fees incurred by the Funds or its agents. In addition, you may be prohibited or restricted from making further purchases.

Exchanging Your Shares

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Julius Baer Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this fund) or the Julius Baer Global Equity Fund Inc. on any business day. This exchange privilege may be changed or canceled by the Funds at any time upon 60 days’ notice. The minimums for purchasing apply for exchanges. Please remember that exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another so that there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to market close will be made at that day’s closing NAVs.

To exchange Class R or Consultant Class shares, contact your financial adviser or retirement plan administrator.

To exchange Class A or Class I shares, contact the Transfer Agent directly. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures. You should submit your written exchange request to the Transfer Agent at the address under “Purchase by Mail.” In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

The Funds’ Purchase Blocking Policy applies to purchases via exchange. See “Purchase Blocking Policy” below.

•  Exchanges by Telephone

To exchange Class A or Class I shares by telephone:

♦	Call (800) 387-6977.

♦	Shares exchanged by telephone must adhere to the minimum investment requirements.

♦	Exchange requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV determined on the next business day.

♦

During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

♦	The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must indicate this on the Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

•  Exchanges by Mail

To exchange Class A or Class I shares by mail:

♦	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

♦	If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

♦	For further information, call (800) 387-6977.

Redeeming Your Shares

How to Redeem Shares

You may redeem shares of a Fund on any day the NYSE is open, through your financial intermediary. The price you receive is the NAV per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you on the next business day, but no later than seven days following redemption. However, if any portion of shares redeemed represents an investment made by check, payment of the proceeds may be delayed until the Transfer Agent is reasonably satisfied that the check has been cleared. This may take up to fifteen business days from the purchase date. Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Your right to redeem your shares could be suspended during certain circumstances.

•  Redeeming Shares by Mail

To redeem Class A or Class I shares by mail:

Send a signed letter of instruction to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 -0701. The letter of instruction should include the Fund Name, Shareholder Name, Account Number, the amount or shares to be redeemed and a signature guarantee if required.

♦	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

♦

Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee may be required in additional situations as described under “Signature Guarantee Required.” A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds’ Transfer Agent.

♦	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

♦	For further information, call (800) 387-6977.

•  Redeeming Shares by Telephone

To redeem Class A or Class I shares by telephone:

♦

Call (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is typically closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

♦	Specify the amount of shares you want to redeem (minimum $500, maximum $50,000)*.

♦	Provide the account name, as registered with the Funds, and the account number.

♦

Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration, (ii) wired to an account at a commercial bank that you have previously designated or (iii) sent via electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account. A $15.00 fee is charged to send proceeds by wire. This charge is subject to change without notice. Your bank may charge a fee to receive wired funds. There is no charge to send proceeds by ACH, however, credit may not be available for 2-3 days.

♦

During periods of unusual economic or market conditions, you may experience difficulty effecting telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

♦	The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

*	Special consideration may be given to certain omnibus or retirement accounts.

To redeem Class A or Class I shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures may need to be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds’ Transfer Agent. For specific information, call (800) 387-6977. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice. Once a telephone transaction has been placed, it cannot be canceled or modified.

If shares have recently been purchased by check (including certified or cashiers check), the payment of redemption proceeds will be delayed until the purchase check has cleared, which may take up to 15 days.

Through the Systematic Withdrawal Plan (“SWP”)

If you have an account value of $10,000 or more in Class A shares of a Fund, you may redeem Class A shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal for Class A shares is $500. You may enroll in a SWP by completing the appropriate section on the Application. You may change your payment amount or terminate your participation by contacting the Transfer Agent five days prior to effective date.

Signature Guarantee Required

For your protection, a signature guarantee is required for Class A and Class I shares in the following situations:

♦	If ownership is changed on your account

♦	When redemption proceeds are sent to any person, address or bank account not on record

♦	When establishing or modifying certain services on an account

♦	If a change of address request was received by the Transfer Agent within the last 15 days

♦	Any redemption of shares with a value of more than $50,000

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Low Account Balances

The Funds may sell your Class A, Class R and Consultant Class shares if your account balance falls below $1,000, $1,000 or $10,000, respectively, as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Class I shares for Class A shares of a Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

♦	Special consideration: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

Receiving Sale Proceeds

Redemption payment will typically be made on the next business day, but no later than the seventh business day, after receipt by the Funds’ Transfer Agent of the redemption request and any other necessary documents.

Redemptions in-kind

The Funds reserve the right to redeem your shares by giving you securities from the Funds’ portfolio under certain circumstances, generally in connection with very large redemptions. See the SAI for further information.

Excessive Purchases and Redemptions or Exchanges

The Funds’ Boards have adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund’s operating costs and decrease the Funds’ investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds’ valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds’ valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) may trade infrequently. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $5,000 from making an investment in the Funds or making exchanges among Funds for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Funds must agree to implement this purchase blocking policy or work with the Funds to implement another policy that the Funds determine is reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record keeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Funds are not utilizing a round-trip policy, the Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Funds to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than the Excessive or Short-Term Trading Policy described above, the Funds have not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Funds will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity.

If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund. The Funds comply fully with applicable federal rules requiring them to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of fund shares by underlying beneficial owners through intermediary accounts will be provided to the Funds upon request. However, there can be no guarantee that all excessive, short term, or other trading activity the Funds may consider inappropriate will be detected even with such agreements in place.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds will occur. See “Excessive Purchases and Redemptions or

Exchanges” in the SAI for further information. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify this Policy Regarding Excessive or Short-Term Trading at any time in the future.

Distribution and Service Plans—Class A, Class R and Consultant Class Shares

Each Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) for its Class A shares. The Total Return Bond Fund and Global Equity Fund have each adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Class R shares. The Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund have each adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Consultant Class shares (collectively, the “Plans”). These Plans allow the Funds to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A, Class R and Consultant Class shares.

Under the Plans, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Under the Plans, the Total Return Bond Fund and Global Equity Fund each pay an annual fee of up to 0.75% of the average daily net assets of the Fund that are attributable to Class R shares. Because these fees are paid out of a class’s assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Under the Plans, the Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund each pay an annual fee of up to 1.00% of the average daily net assets of the Fund that are attributable to Consultant Class shares. Because these fees are paid out of a class’s assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Processing Organization Support Payments and Other Additional Compensation Arrangements

The financial adviser/Processing Organization through which you purchase your shares may receive all or a portion of Rule 12b-1 distribution and service fees described above. In addition, JBIM or one or more of its affiliates (for purposes of this section only, collectively JBIM), may make additional cash payments from their own resources, to certain Processing Organizations or other third parties as incentives to market the Fund shares or in recognition of their current or prior marketing, transaction processing and/or administrative services support. Such payments may also provide additional compensation to Processing Organizations or other third-parties that currently or in the past have sold, arranged for the sale or assisted in the sale of shares of the Funds. These payments may vary. This compensation from JBIM is not reflected in the fees and expenses listed in the fee table section of this Prospectus.

JBIM may make payments to key Processing Organizations that provide marketing support. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the total net assets of each Fund attributable to the Processing Organization, on an annual basis. In addition, Processing Organizations may offer fund shares through specialized programs such as retirement programs, qualified tuition programs or bank trust programs. JBIM may also make payments for administrative and marketing services provided by a Processing Organization relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by Securities and Exchange Commission (“SEC”) and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, JBIM may pay or allow other promotional incentives or payments to Processing Organizations.

Further details about the payments made by JBIM and the services provided by your Processing Organization are set forth in the SAI. Your Processing Organization may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your Processing Organization for information about any payments it receives from JBIM and any services it provides, as well as about fees and/or commissions it charges.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when income dividends are declared and paid for each Fund.

Fund	Dividends Declared and Paid

International Equity Fund	Annually

International Equity Fund II	Annually

Total Return Bond Fund	Monthly

Global High Income Fund	Monthly

U.S. Microcap Fund	Annually

U.S. Smallcap Fund	Annually

U.S. Midcap Fund	Annually

U.S. Multicap Fund	Annually

Global Equity Fund	Annually

Distributions of any capital gains earned by a Fund will be made at least annually.

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call U.S. Bancorp at the address or telephone number shown on the back cover of this prospectus.

Each Fund offers four distribution options:

♦

Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

♦	Pay dividends in cash, reinvest capital gain distributions in additional shares of the Fund.

♦	Pay capital gain distributions in cash, reinvest dividends in additional shares of the Fund.

♦	Pay dividends and capital gain distributions in cash. The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV. All future distributions will be automatically reinvested in the shares of the Funds. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Information

Distributions: Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund’s distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of a Fund or to receive cash. Each Fund expects to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

Ordinary Income: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Long-Term Capital Gains: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

†	Tax on Sale of Shares: Selling your shares may cause you to incur a taxable gain or loss.

Statements and Notices: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior tax year.

†	Special tax consideration: You should consult with your tax adviser to address your own tax situation.

Financial Highlights

The Financial Highlights Tables are intended to help you understand a Fund’s financial performance for the past five years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The “Total Return” indicates how much an investment in each respective Fund would have earned or lost, assuming all dividends and distributions had been reinvested.

This information for the year ended October 31, 2007 has been derived from each Fund’s Financial Statements that were audited by KPMG LLP (“KPMG”), the Funds’ independent registered public accounting firm. You will find KPMG’s report and the Funds’ financial statements as of October 31, 2007 and for the periods then ended in the Funds’ annual report, which are available upon request.

Financial Highlights for Class R of the Total Return Bond Fund and Global Equity Fund and Consultant Class of Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund, and Global Equity Fund will be available after the classes have completed their first fiscal year.

Julius Baer International Equity Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of year	$43.09	$34.29	$28.99	$24.45	$19.60
Income from investment operations:
Net investment income (2)	0.71	0.50	0.35	0.16	0.24
Net realized and unrealized gain on investments	12.60	9.87	5.98	4.71	4.93

Total income from investment operations	13.31	10.37	6.33	4.87	5.17

Less distributions:
From net investment income	(0.28)	—	(0.45)	(0.33)	(0.32)
From net realized gains on investments	(4.17)	(1.57)	(0.58)	—	—

Total Distributions	4.45	(1.57)	(1.03)	(0.33)	(0.32)

Net Asset Value, end of year	$51.95	$43.09	$34.29	$28.99	$24.45

Total Return	33.33%	31.20%	22.19%	20.05%	26.78%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$11,619,663	$9,092,359	$7,018,030	$3,721,409	$1,705,074
Ratio of net investment income to average net assets	1.54%	1.28%	1.09%	0.58%	0.83%
Ratio of expenses to average net assets (1)	1.24%	1.24%	1.32%	1.35%	1.37%
Ratio of expenses to average net assets	1.19%	1.19%	1.31%	1.32%	1.31%
Portfolio turnover rate	51%	62%	57%	100%	114%

(1)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)	Based on average shares outstanding during the period.

Julius Baer International Equity Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of year	$43.97	$34.96	$29.47	$24.79	$19.79
Income from investment operations:
Net investment income (2)	0.85	0.52	0.44	0.23	0.28
Net realized and unrealized gain on investments	12.88	10.15	6.09	4.79	5.05

Total income from investment operations	13.73	10.67	6.53	5.02	5.33

Less distributions:
From net investment income	(0.38)	—	(0.46)	(0.34)	(0.33)
From net realized gains on investments	(4.17)	(1.66)	(0.58)	—	—

Total Distributions	(4.55)	(1.66)	(1.04)	(0.34)	(0.33)

Net Asset Value, end of year	$53.15	$43.97	$34.96	$29.47	$24.79

Total Return	33.65%	31.53%	22.52%	20.39%	27.39%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$15,310,511	$11,077,753	$8,220,356	$3,844,713	$1,114,010
Ratio of net investment income to average net assets	1.81%	1.29%	1.33%	0.87%	1.16%
Ratio of expenses to average net assets (1)	0.99%	0.99%	1.05%	1.08%	1.08%
Ratio of expenses to average net assets	0.94%	0.94%	1.04%	1.05%	1.02%
Portfolio turnover rate	51%	62%	57%	100%	114%

(1)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)	Based on average shares outstanding during the period.

Julius Baer International Equity Fund II
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31,		Period Ended October 31 2005(5)
	2007	2006
Net Asset Value, beginning of period	$14.07	$10.94	$10.00
Income from investment operations:
Net investment income (loss) (7)	0.31	0.16	(0.01)
Net realized and unrealized gain on investments	4.01	2.97	0.95

Total income from investment operations	4.32	3.13	0.94

Less distributions:
From net investment income	(0.03)	—	—
From net realized gains on investments	(0.05)	—	—

Total Distributions	(0.08)	—	—

Net Asset Value, end of period	$18.31	$14.07	$10.94

Total Return	30.89%	28.73%	9.30	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$1,980,188	$722,531	$127,435
Ratio of net investment income to average net assets	1.93%	1.25%	(0.11	)%(3)
Ratio of expenses to average net assets (1)(4)(6)	1.31%	1.33%	1.36	%(3)
Ratio of expenses to average net assets	1.29%	1.32%	1.35	%(3)
Portfolio turnover rate	64%	61%	38	%(2)

(1)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.28%, 1.32% and 2.06% for the periods ended October 31, 2007, October 31, 2006 and October 31, 2005.

(5)	Commenced operations on May 4, 2005.

(6)	On March 1, 2006, the expense cap changed from 1.35% to 1.32%.

(7)	Based on average shares outstanding during the period.

Julius Baer International Equity Fund II
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31,		Period Ended October 31 2005(5)
	2007	2006
Net Asset Value, beginning of period	$14.14	$10.96	$10.00
Income from investment operations:
Net investment income (loss) (7)	0.37	0.20	—
Net realized and unrealized gain on investments	4.02	2.98	0.96

Total income from investment operations	4.39	3.18	0.96

Less distributions:
From net investment income	(0.06)	—	—
From net realized gains on investments	(0.05)	—	—

Total Distributions	(0.11)	—	—

Net Asset Value, end of period	$18.42	$14.14	$10.96

Total Return	31.15%	29.11%	9.60	%(2)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$7,753,276	$2,439,754	$217,617
Ratio of net investment income to average net assets	2.28%	1.54%	(0.01	)%(3)
Ratio of expenses to average net assets (1)(4)(6)	1.03%	1.06%	1.09	%(3)
Ratio of expenses to average net assets	1.01%	1.05%	1.08	%(3)
Portfolio turnover rate	64%	61%	38	%(2)

(1)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.01%, 1.05% and 1.60% for the periods ended October 31, 2007, October 31, 2006 and October 31, 2005.

(5)	Commenced operations on May 4, 2005.

(6)	On March 1, 2006, the expense cap changed from 1.08% to 1.05%.

(7)	Based on average shares outstanding during the period.

Julius Baer Total Return Bond Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2007		2006		2005		2004	2003
Net Asset Value, beginning of year	$13.08		$13.33		$13.37		$13.34	$12.55

Income from investment operations:
Net investment income (3)	0.57		0.56		0.42		0.37	0.30
Net realized and unrealized gain on investments	0.29		0.07		0.10		0.35	0.92

Total income from investment operations	0.86		0.63		0.52		0.72	1.22

Less distributions:
From net investment income	(0.53)		(0.77)		(0.46)		(0.46)	(0.32)
From net realized gains on investments	—		(0.11)		(0.10)		(0.23)	(0.11)

Total Distributions	(0.53)		(0.88)		(0.56)		(0.69)	(0.43)

Net Asset Value, end of year	$13.41		$13.08		$13.33		$13.37	$13.34

Total Return	6.75%		4.98%		3.93%		5.50%	9.83%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$148,603		$103,732		$68,223		$58,823	$63,449
Ratio of net investment income to average net assets	4.34%		4.32%		3.11%		2.79%	2.24%
Ratio of expenses to average net assets (1)	0.69%		0.69%		0.78%		1.17%	1.16%
Ratio of expenses to average net assets	0.69	%(2)	0.69	%(2)	0.77	%(2)	1.17%	1.16%
Portfolio turnover rate	433	%(4)	411%		202%		69%	160%

(1)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 0.81%, 0.83% and 0.93% for the periods ended October 31, 2007, 2006 and 2005, respectively.

(3)	Based on average shares outstanding during the period.

(4)

The portfolio turnover rate not including TBA transactions was 238%, 220%, 174%, 67% and 155% for the years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003.

Julius Baer Total Return Bond Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2007		2006		2005		2004	2003
Net Asset Value, beginning of year	$13.12		$13.38		$13.41		$13.37	$12.56

Income from investment operations:
Net investment income (3)	0.61		0.60		0.47		0.41	0.37
Net realized and unrealized gain on investments	0.29		0.07		0.08		0.34	0.89

Total income from investment operations	0.90		0.67		0.55		0.75	1.26

Less distributions:
From net investment income	(0.59)		(0.82)		(0.48)		(0.48)	(0.34)
From net realized gains on investments	—		(0.11)		(0.10)		(0.23)	(0.11)

Total Distributions	(0.59)		(0.93)		(0.58)		(0.71)	(0.45)

Net Asset Value, end of year	$13.43		$13.12		$13.38		$13.41	$13.37

Total Return	7.13%		5.25%		4.10%		5.82%	10.19%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$781,006		$399,187		$141,145		$31,862	$14,188
Ratio of net investment income to average net assets	4.61%		4.64%		3.50%		3.08%	2.50%
Ratio of expenses to average net assets (1)	0.44%		0.44%		0.47%		0.88%	0.90%
Ratio of expenses to average net assets	0.44	%(2)	0.44	%(2)	0.47	%(2)	0.88%	0.89%
Portfolio turnover rate	433	%(4)	411%		202%		69%	160%

(1)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 0.54%, 0.56% and 0.65% for the periods ended October 31, 2007, 2006 and 2005, respectively.

(3)	Based on average shares outstanding during the period.

(4)

The portfolio turnover rate not including TBA transactions was 238%, 220%, 174%, 67% and 155% for the years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003.

Julius Baer Global High Income Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31,							Period Ended October 31, 2003 (1)
	2007		2006		2005		2004
Net Asset Value, beginning of period	$10.99		$11.93		$12.07		$11.43	$10.00

Income from investment operations:
Net investment income (2)	0.76		0.68		0.73		0.70	0.64
Net realized and unrealized gain (loss) on investments	0.15		0.43		(0.01)		0.72	1.37

Total income from investment operations	0.91		1.11		0.72		1.42	2.01

Less distributions:
From net investment income	(0.68)		(1.17)		(0.71)		(0.71)	(0.58)
From net realized gains on investments	(0.10)		(0.88)		(0.15)		(0.07)	—
Return of Capital	(0.07)

Total Distributions	(0.85)		(2.05)		(0.86)		(0.78)	(0.58)

Net Asset Value, end of period	$11.05		$10.99		$11.93		$12.07	$11.43

Total Return	8.58%		10.49%		6.15%		12.87%	20.57	%(6)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$94,348		$45,930		$36,166		$45,164	$28,195
Ratio of net investment income to average net assets	6.89%		6.16%		6.01%		5.97%	6.71	%(3)
Ratio of expenses to average net assets (4)(7)	1.01%		1.10%		1.28%		1.24%	1.26	%(3)
Ratio of expenses to average net assets (7)	1.00	%(5)	1.08	%(5)	1.25	%(5)	1.25%	1.25	%(3)(5)
Portfolio turnover rate	63%		96%		99%		93%	83	%(6)

(1)	Class A shares commenced operations on December 17, 2002.

(2)	Based on average shares outstanding during the period.

(3)	Annualized.

(4)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursment of expense previously assumed by the Fund’s investment advisor.

(5)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.20%, 1.35%, 1.30% and 1.95% for the periods ended October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2003.

(6)	Not annualized.

(7)	On March 1, 2006, the expense cap changed from 1.25% to 1.00%.

Julius Baer Global High Income Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31,							Period Ended October 31, 2003(1)
	2007		2006		2005		2004
Net Asset Value, beginning of period	$10.66		$11.61		$12.01		$11.36	$10.00

Income from investment operations:
Net investment income (2)	0.77		0.70		0.78		0.73	0.57
Net realized and unrealized gain (loss) on investments	0.14		0.40		(0.05)		0.72	1.35

Total income from investment operations	0.91		1.10		0.73		1.45	1.92

Less distributions:
From net investment income	(0.68)		(1.17)		(0.98)		(0.73)	(0.56)
From net realized gains on investments	(0.10)		(0.88)		(0.15)		(0.07)	–
Return of Capital	(0.08)

Total Distributions	(0.86)		(2.05)		(1.13)		(0.80)	(0.56)

Net Asset Value, end of period	$10.71		$10.66		$11.61		$12.01	$11.36

Total Return	8.82%		10.76%		6.37%		13.28%	19.66	%(6)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$152,769		$35,100		$7,586		$45,636	$20,839
Ratio of net investment income to average net assets	7.15%		6.61%		6.47%		6.24%	6.91	%(3)
Ratio of expenses to average net assets (4)(7)	0.76%		0.81%		1.03%		0.97%	1.02	%(3)
Ratio of expenses to average net assets (7)	0.75	%(5)	0.79	%(5)	1.00	%(5)	1.00%	1.00	%(3)(5)
Portfolio turnover rate	63%		96%		99%		93%	83	%(6)

(1)	Class I shares commenced operations on January 30, 2003.

(2)	Based on average shares outstanding during the period.

(3)	Annualized.

(4)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursment of expense previously assumed by the Fund’s investment advisor.

(5)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expenses ratios would have been 0.92%, 1.08%, 1.04% and 1.41% for the periods October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2003.

(6)	Not annualized.

(7)	On March 1, 2006, the expense cap changed from 1.00% to 0.75%.

Julius Baer U.S. Microcap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.26	$10.00
Income from investment operations:
Net investment loss (5)	(0.11)	(0.03)
Net realized and unrealized gain on investments	1.51	1.29

Total income from investment operations	1.40	1.26

Net Asset Value, end of period	$12.66	$11.26

Total Return	12.43%	12.60	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,781	$2,955
Ratio of net investment income to average net assets	(0.90)%	(0.99	)%(3)
Ratio of expenses to average net assets (4)	1.80%	1.80	%(3)
Portfolio turnover rate	172%	19	%(2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 3.52% for the period ended October 31, 2007 and 4.52% for the period ended October 31, 2006.

(5)	Based on average shares outstanding during the period.

Julius Baer U.S. Microcap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.27	$10.00
Income from investment operations:
Net investment loss (5)	(0.07)	(0.02)
Net realized and unrealized gain on investments	1.51	1.29

Total income from investment operations	1.44	1.27

Net Asset Value, end of period	$12.71	$11.27

Total Return	12.88%	12.60	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,677	$2,816
Ratio of net investment income to average net assets	(0.60)%	(0.69	)%(3)
Ratio of expenses to average net assets (4)	1.50%	1.50	%(3)
Portfolio turnover rate	172%	19	%(2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 3.08% for the period ended October 31, 2007 and 4.03% for the period ended October 31, 2006.

(5)	Based on average shares outstanding during the period.

Julius Baer U.S. Smallcap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.10	$10.00
Income from investment operations:
Net investment loss (5)	(0.10)	(0.01)
Net realized and unrealized gain on investments	3.31	1.11

Total income from investment operations	3.21	1.10

Less distributions:
From net realized gains on investments	(0.18)	—

Total Distributions	(0.18)	—

Net Asset Value, end of period	$14.13	$11.10

Total Return	29.44%	11.00	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$4,339	$2,807
Ratio of net investment income to average net assets	(0.85)%	(0.29	)%(3)
Ratio of expenses to average net assets (4)	1.50%	1.50	%(3)
Portfolio turnover rate	238%	13	%(2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.97% and 4.22% for the periods ended October 31, 2007 and October 31, 2006.

(5)	Based on average shares outstanding during the period.

Julius Baer U.S. Smallcap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.11	$10.00
Income from investment operations:
Net investment loss (5)	(0.06)	—
Net realized and unrealized gain on investments	3.32	1.11

Total income from investment operations	3.26	1.11

Less distributions:
From net investment income	(0.01)	—
From net realized gains on investments	(0.18)	—

Total Distributions	(0.19)	—

Net Asset Value, end of period	$14.18	$11.11

Total Return	29.75%	11.10	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$4,073	$2,777
Ratio of net investment income to average net assets	(0.52)%	0.01	%(3)
Ratio of expenses to average net assets (4)	1.20%	1.20	%(3)
Portfolio turnover rate	238%	13	%(2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.79% and 3.68% for the periods ended October 31, 2007 and October 31, 2006.

(5)	Based on average shares outstanding during the period.

Julius Baer U.S. Midcap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.05	$10.00
Income from investment operations:
Net investment income (5)	0.05	0.01
Net realized and unrealized gain on investments	1.81	1.04

Total income from investment operations	1.86	1.05

Less distributions:
From net investment income	(0.13)	—
From net realized gains on investments	(0.04)	—

Total Distributions	(0.17)	—

Net Asset Value, end of period	$12.74	$11.05

Total Return	17.16%	10.50	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,646	$2,887
Ratio of net investment income to average net assets	0.43%	0.52	%(3)
Ratio of expenses to average net assets (4)	1.35%	1.35	%(3)
Portfolio turnover rate	155%	11	% 2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.98% and 3.94% for the periods ended October 31, 2007 and October 31, 2006.

(5)	Based on average shares outstanding during the period.

Julius Baer U.S. Midcap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.06	$10.00
Income from investment operations:
Net investment income (5)	0.09	0.01
Net realized and unrealized gain on investments	1.80	1.05

Total income from investment operations	1.89	1.06

Less distributions:
From net investment income	(0.15)	—
From net realized gains on investments	(0.04)	—

Total Distributions	(0.19)	—

Net Asset Value, end of period	$12.76	$11.06

Total Return	17.47%	10.60	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,842	$2,765
Ratio of net investment income to average net assets	0.77%	0.22	%(3)
Ratio of expenses to average net assets (4)	1.05%	1.05	%(3)
Portfolio turnover rate	155%	11	%(2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.51% and 3.46% for the periods ended October 31, 2007 and October 31, 2006.

(5)	Based on average shares outstanding during the period.

Julius Baer U.S. Multicap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.10	$10.00
Income from investment operations:
Net investment income (6)	0.07	—	(5)
Net realized and unrealized gain on investments	1.85	1.10

Total income from investment operations	1.92	1.10

Less distributions:
From net investment income	(0.13)	—
From net realized gains on investments	(0.05)	—

Total Distributions	(0.18)	—

Net Asset Value, end of period	$12.84	$11.10

Total Return	17.47%	11.00	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,620	$2,780
Ratio of net investment income to average net assets	0.58%	(0.03	)%(3)
Ratio of expenses to average net assets (4)	1.30%	1.30	%(3)
Portfolio turnover rate	152%	15	%(2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.93% and 3.87% for the periods ended October 31, 2007 and October 31, 2006.

(5)	Amount was less than $0.01 per share.

(6)	Based on average shares outstanding during the period.

Julius Baer U.S. Multicap Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.11	$10.00
Income from investment operations:
Net investment income (5)	0.12	0.01
Net realized and unrealized gain on investments	1.84	1.10

Total income from investment operations	1.96	1.11

Less distributions:
From net investment income	(0.16)	—
From net realized gains on investments	(0.05)	—

Total Distributions	(0.21)	—

Net Asset Value, end of period	$12.86	$11.11

Total Return	17.79%	11.10	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,947	$2,778
Ratio of net investment income to average net assets	0.99%	0.27	%(3)
Ratio of expenses to average net assets (4)	1.00%	1.00	%(3)
Portfolio turnover rate	152%	15	%(2)

(1)	Commenced operations on July 24, 2006.

(2)	Not annualized.

(3)	Annualized.

(4)

The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expenses ratio would have been 2.42% and 3.33% for the periods ended October 31, 2007 and October 31, 2006.

(5)	Based on average shares outstanding during the period.

Julius Baer Global Equity Fund (8)
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class A
	Year Ended October 31,			April 01, 2004 through October 31, 2004(7)		Year Ended March 31,
	2007	2006	2005(7)			2004(7)	2003(7)
Net Asset Value, beginning of period	$38.23	$31.45	$26.90	$25.30		$24.10	$42.50

Income (loss) from investment operations:
Net investment income (loss) (2)	0.33	0.23	0.21	(0.30)		(0.80)	(0.60)
Net realized and unrealized gain (loss) on investments	8.46	6.55	4.36	1.90		2.00	(17.50)

Total income (loss) from investment operations	8.79	6.78	4.57	1.60		1.20	(18.10)

Less distributions:
From net investment income	—	—	(0.02)	—		—	(0.30)

Total Distributions	—	—	(0.02)	—		—	(0.30)

Net Asset Value, end of period	$47.02	$38.23	$31.45	$26.90		$25.30	$24.10

Market Value, end of period (8)	$—	$—	$—	$—		$23.600	$19.700

Total Return	23.02%	21.56%	17.00%	6.32	%(5)	19.80%	(49.75)%
Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$38,995	$29,852	$34,608	$24,688		$36,930	$35,122
Ratio of net investment income to average net assets	0.78%	0.65%	0.71%	(1.80	)%(4)	(3.25)%	(2.21)%
Ratio of expenses to average net assets (1)	1.42%	1.42%	1.51%	2.37	%(4)(6)	3.31%	(2.93)%
Ratio of expenses to average net assets (1)(3)	1.40%	1.40%	1.50%	2.30	%(4)(6)	3.25%	2.82%
Portfolio turnover rate	185%	162%	118%	204	%(5)	605%	1,024%

(1)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expenses ratio would have been:

Ratio of expenses to average net assets (3)	1.97%	2.24%	2.98%	3.73%	3.50%	3.07%
Ratio of expenses to average net assets	1.99%	2.26%	2.99%	3.80%	3.56%	3.18%

(2)	Based on average shares outstanding during the period.

(3)	Ratio of expenses including the effect of the expenses offset arrangement.

(4)	Annualized.

(5)	Not Annualized.

(6)	The current expenese for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbursment not starting until July 1, 2004.

(7)	Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

(8)

On July 1, 2004 the Fund changed its name from the European Warrant Fund, Inc. and converted from a closed-end, non diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment object, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end fund’s adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted to Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund’s common stock while it was a closed-end fund.

Julius Baer Global Equity Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Class I
	Year Ended October 31,		Period Ended October 31, 2005(6)(7)
	2007	2006
Net Asset Value, beginning of period	$38.48	$31.58	$30.80

Income from investment operations:
Net investment income (2)	0.46	0.38	0.23
Net realized and unrealized gain on investments	8.51	6.52	0.56

Total income from investment operations	8.97	6.90	0.79

Less distributions:
From net investment income	—	— (8)	(0.01)

Total Distributions	—	—	(0.01)

Net Asset Value, end of period	$47.45	$38.48	$31.58

Total Return	23.31%	21.89%	2.56	%(5)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$74,033	$29,598	$16,810
Ratio of net investment income to average net assets	1.08%	1.06%	1.15	%(4)
Ratio of expenses to average net assets (1)	1.17%	1.17%	1.17	%(4)
Ratio of expenses to average net assets (1)(3)	1.15%	1.15%	1.15	%(4)
Portfolio turnover rate	185%	162%	118	%(5)

(1)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expenses ratio would have been:

Ratio of expenses to average net assets (3)	1.63%	1.86%	2.49%
Ratio of expenses to average net assets	1.65%	1.88%	2.51%

(2)	Based on average shares outstanding during the period.

(3)	Ratio of expenses including the effect of the expense offset arrangement.

(4)	Annualized.

(5)	Not Annualized.

(6)	Class I commenced operations on March 14, 2005.

(7)	Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

(8)	Rounds to less than $0.01.

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Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

Annual/Semi-Annual Reports: The Funds’ Annual and Semi-Annual Reports to shareholders provide additional information about the Funds’ investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

The Funds’ Annual Report and the independent registered auditor’s report are incorporated by reference in this Prospectus.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Funds, and receive answers to your questions about the Funds by contacting the Transfer Agent at:

US Bancorp Fund Services, LLC
615 E. Michigan Street LC-3
Milwaukee, WI 53202
(800) 387-6977

You may also obtain copies of the Prospectus, SAI and Annual and Semi-Annual Reports of the Funds, and find more information about the Funds on the Internet at: www.us-funds.juliusbaer.com.

The Securities and Exchange Commission (SEC) maintains an Internet website ( http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC’s Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File no. 811-6652
Investment Company Act File no. 811-6017

JBF PROSP 02/08

JULIUS BAER FUNDS

JULIUS BAER INVESTMENT FUNDS (the “Trust”)
Julius Baer International Equity Fund (“International Equity Fund”)
Julius Baer International Equity Fund II (“International Equity Fund II”)
Julius Baer Total Return Bond Fund (“Total Return Bond Fund”)
Julius Baer Global High Income Fund (“Global High Income Fund”)
Julius Baer U.S. Microcap Fund (“U.S. Microcap Fund”)
Julius Baer U.S. Smallcap Fund (“U.S. Smallcap Fund”)
Julius Baer U.S. Midcap Fund (“U.S. Midcap Fund”)
Julius Baer U.S. Multicap Fund (“U.S. Multicap Fund”)
JULIUS BAER GLOBAL EQUITY FUND INC. (the “Global Equity Fund”)

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION
February 29, 2008

This Statement of Additional Information (“SAI”) is not a Prospectus, but it relates to the prospectus of the Julius Baer Funds (the “Funds”) dated February 29, 2008, as amended and supplemented from time to time (the “Prospectus”).

Financial Statements are incorporated by reference into this SAI from the Funds’ most recent Annual Report.

You can get a free copy of the Funds’ Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(800) 387-6977

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Funds’ website at http//www.us-funds.juliusbaer.com.

You can view the Funds’ Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (“SEC”).

You can get text-only copies:

For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102.
Telephone: 1-202-942-8090
E-mail address: publicinfo@sec.gov
Free from the SEC’s Internet website at http://www.sec.gov.

FUNDS’ HISTORY

The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended in subsequent filings (the “Trust Agreement”). Julius Baer Global Income Fund changed its name to Julius Baer Total Return Bond Fund as of February 25, 2004. Julius Baer Global High Yield Bond Fund changed its name to Julius Baer Global High Income Fund as of September 15, 2006.

The Global Equity Fund was incorporated in Maryland pursuant to Articles of Incorporation dated May 23, 1990, as amended in subsequent filings. From July 17, 1990 to June 30, 2004, the Fund operated as a closed-end investment company under the name The European Warrant Fund, Inc. After converting from a closed-end to an open-end investment company, the Fund changed its fiscal year end from March 31 to October 31.

The Prospectus, dated February 29, 2008, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Transfer Agent”), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

Each Fund, other than the Total Return Bond Fund, is a diversified open-end management investment companies. The Total Return Bond Fund is a non-diversified, open-end management investment company.

PORTFOLIO INVESTMENTS

International Equity Fund

The International Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies. Ordinarily, the Fund invests at least 80% of its net assets (including futures positions and borrowings for investment purposes) in international equity securities. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its total assets in emerging market securities. (See page 13 of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2007, was 30.88% of its total assets. Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging markets.

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers. However, the Fund will not invest more than 5% of its net assets in over-the-counter (“OTC”) warrants. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”).

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives

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for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce market risk.

The Fund will invest substantially all of its assets in equity securities when Julius Baer Investment Management LLC (the “Adviser” or “JBIM”) believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser’s analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be affected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund’s total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

International Equity Fund II

The International Equity Fund II may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund primarily will invest in issuers with mid- and large- market capitalization, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase but the fund may also invest in smaller capitalization issuers. Ordinarily, the Fund invests at least 80% of its net assets (including futures positions and borrowings for investment purposes) in international equity securities. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its total assets in emerging market securities. (See page 13 of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2007, was 28.16% of its total assets. Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging markets.

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers. However, the Fund will not invest more than 5% of its net assets in OTC warrants. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in Depository Receipts.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A

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swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Fund may invest in currency for hedging and non-hedging purposes.

The Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser’s analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund’s total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

Total Return Bond Fund

The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. Ordinarily, the Fund invests at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in investment grade fixed income investments consisting of bonds, debentures, notes and mortgage-backed securities. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank) and structured products such as mortgage backed securities and asset backed securities. The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest in mortgage-backed and other asset-backed securities. As of October 31, 2007, the Total Return Bond Fund had 43.4% of its net assets invested in government sponsored mortgage-backed securities. Although not backed by the full faith and credit of the U.S. Government, such instruments are generally considered secure due to their government affiliation. The Fund also invests in TBA instruments in which there is a delayed cash settlement. To maximize the potential return on such cash, the Fund in turn reinvests it in short-term securities some of which may be classified as asset-backed securities. As of October 31, 2007, the Fund had an additional 25.8% in other asset-backed securities.

In selecting particular investments for the Fund, the Adviser will seek to mitigate investment risk by limiting its investments to investment grade fixed-income securities. The Fund will invest in fixed securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” or better by Standard & Poor’s Rating Service, a division of McGraw-Hill Companies (“S&P”). If a security is downgraded below “Baa3” and “BBB-”, the Adviser intends to dispose of the security within a reasonable time. The Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Fund, the Fund will consider disposing of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody’s and S&P, see the Appendix to this SAI.

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The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Fund may invest in currency for hedging and non-hedging purposes.

Global High Income Fund

The Global High Income Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund invests in high income producing instruments, such as high yield, high risk bonds rated at the time of purchase below BBB- by S&P or below Baa3 by Moody’s or below a comparable rating by another nationally recognized statistical rating organization.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody’s if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody’s. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities. In addition, the Fund may invest 20% of its net assets in global equity securities.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Fund may invest in currency for hedging and non-hedging purposes.

U.S. Microcap Fund

The U.S. Microcap Fund may invest in a diversified portfolio of equity securities of very small U.S. companies. Under normal circumstances, this Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes)

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in equity securities and other securities with equity characteristics of U.S. micro-capitalization or “microcap” companies, as determined at the time of purchase. The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Adviser will choose securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and/or Russell Microcap Indices. This Fund may also invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. The Fund may also invest in Real Estate Investment Trusts (“REITs”), American Depository Receipts (“ADRs”), Exchange Traded Funds (“ETFs”) and Rule 144A securities. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce market risk.

U.S. Smallcap Fund

The U.S. Smallcap Fund may invest in diversified portfolio of equity securities of U.S. small-capitalization companies. Under normal circumstances, this Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. small-capitalization companies determined at the time of purchase. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 Index. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce market risk.

U.S. Midcap Fund

The U.S. Midcap Fund may invest in a diversified portfolio of equity securities of U.S. mid-capitalization companies. Under normal circumstances, this Fund invests at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. mid-capitalization companies determined at the time of purchase. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell Midcap Index. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce market risk.

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U.S. Multicap Fund

The U.S. Multicap Fund may invest in a diversified portfolio of equity securities irrespective of a company’s market capitalization. Under normal circumstances, this Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in U.S. equity securities and other securities with equity characteristics. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities. The Fund may invest in ADRs, issued by sponsored or unsponsored facilities.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce market risk.

Global Equity Fund

The Global Equity Fund may invest in a wide variety of equity securities issued anywhere in the world, including the United States. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (including future positions and borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its total assets in the securities of issuers located in emerging markets. (See page 13 of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2007, was 14.72% of its total assets. Please go to www.us-funds.juliusbaer.com for a more current percentage of the Fund invested in emerging markets.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest up to 10% of its total assets in below investment grade debt instruments, commonly known as “high yield” or “junk bonds.” The Fund may invest in ADRs, Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”) issued by sponsored or unsponsored entities.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

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COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, each Fund may engage in some or all of the following investment strategies.

Asset-Backed Securities

The Total Return Bond Fund and Global High Income Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Total Return Bond Fund and Global High Income Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.

Bank Loans

The Global High Income Fund may invest in Bank Loans. Bank Loans include institutionally traded floating and fixed-rate debt securities. Floating rate loans are debt securities issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire bank loans directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Bank Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect the Fund’s net asset value (“NAV”).

Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management in bank loans, the Adviser may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings. Possession of such information may in some instances occur despite the Adviser's efforts to avoid such possession, but in other instances the Adviser may choose to receive such information for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by law, the Adviser’s ability to trade in these loans for the account of a Fund could potentially be limited by it’s possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Bank Obligations

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation,

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time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations, which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Brady Bonds

The Global High Income Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the Over-the-Counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Global High Income Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Convertible Securities and Bonds with Warrants Attached

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities, in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities tend to provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

The Total Return Bond Fund does not intend to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell such stocks as promptly as it can and in a manner that it believes will reduce the risk to the Fund of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

Currency Exchange Transactions

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund will conduct its currency exchange transactions either on a spot basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase

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or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following circumstances:

(1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

(2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund’s securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management’s need to protect the U.S. tax status of the Funds as regulated investment companies.

(3) To remain fully invested, to maintain liquidity and for hedging and non-hedging purposes.

(4) As part of its investment strategy, a Fund may use forward foreign currency contacts to hedge the Fund’s portfolio holdings against currency risks. The Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the Adviser.

To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract. Whenever possible, a Fund will not earmark or segregate 144A securities.

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

A Fund’s dealings in forward currency exchange may be used for hedging or non-hedging purposes. A currency exchange used for hedging may involve either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). If a Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of that Fund’s total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund’s commitment with respect to the contract. Whenever possible, a Fund will not earmark or segregate 144A securities. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security or take delivery of the currency. In addition, a Fund may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, the Fund will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”) for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

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Currency Hedging Transactions

The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund’s expenses and would increase an investor’s total return. The Funds will conduct foreign currency transactions either on a spot basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging and non-hedging purposes.

Non Deliverable Forwards

International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in Non Deliverable Forwards (“NDF”). NDF is a generic term for a set of derivatives, which cover notional currency transactions, including foreign exchange forward swaps, cross currency swaps and coupon swaps in non-convertible or highly restricted securities. NDF calculates the implied interest rates of the non-deliverable currency, given the settlement currency interest rates and either the current spot, exchange rate and forward points, or the outright forwards.

Depository Receipts

International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”). U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund (collectively, the “U.S. Equity Funds”) may invest in ADRs. ADRs are receipts, typically issued by an U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in Depository Receipts through “sponsored” or “unsponsored” facilities if issues of such Depository Receipts are available and are consistent with the Fund’s investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Exchange Traded Funds (“ETFs”)

International Equity Fund, International Equity Fund II, Global High Income Fund, Global Equity Fund and the U.S. Equity Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed-Income Investments

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in fixed-income securities. The performance of the debt component of a Fund’s portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund’s portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A Fund’s share price and yield will also depend, in part, on the quality of its investments. While U.S. government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund’s share price will depend on the extent of the Fund’s investment in such securities.

Foreign Investments

All Funds may invest in foreign securities. On occasion, the U.S. Equity Funds may purchase securities that trade on an U.S. exchange that are domiciled or incorporated in foreign countries. Investors should recognize that investing in foreign companies

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involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Some of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays, which may expose the Funds to unreasonable risk of loss.

The interest and dividend payable on the Funds’ foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Funds’ income. Additionally, the operating expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

With the exception of the Total Return Bond Fund, no Fund will invest more than 25% of its assets in the securities of supranational entities.

Emerging Markets

The International Equity Fund, International Equity Fund II and Global Equity Fund may each invest up to 35% of total assets in emerging market securities. Each Fund’s respective investment in emerging market securities will remain consistent with its status as a diversified international equity fund in the case of the International Equity Fund and the International Equity Fund II and a diversified global equity fund in the case of the Global Equity Fund. The Total Return Bond Fund and the Global High Income Fund may also invest in securities of issuers located in emerging market countries. For the International Equity Fund, International Equity Fund II, and Global Equity Fund, please go to
www.us-funds.juliusbaer.com for a more current percentage of the Funds’ investments in emerging markets.

Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade

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barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets, such as Central and Eastern Europe and Russia, may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be speculative and may be highly volatile.

Futures, Options and Currency Exchange Transactions

Futures Activities. The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Equity Funds and Global Equity Fund may enter into stock-index futures contracts. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may enter into interest rate futures contracts and foreign currency futures contracts. Each Fund may also purchase or write related options that are traded on foreign as well as U.S. exchanges.

Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price.

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain “margin” deposits. A Fund also would be required to earmark or segregate assets or otherwise cover the futures contracts requiring the purchase of foreign currencies. Most currency futures call for payment or delivery in U.S. dollars. Whenever possible, a Fund will not be earmark or segregate 144A securities. As part of their investment strategy, the Funds may use forward foreign currency contracts to hedge a Fund’s portfolio holdings against currency risks. Each Fund also may utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when the Adviser believes that purchasing underlying equities denominated in that currency is not recommended.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time.

The value of portfolio securities will far exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of such Fund’s assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities, which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill

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and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of such Fund’s securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. In addition, in such situations, if a Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Pursuant to claims for exemption filed with the National Futures Association on behalf of the Trust and the Global Equity Fund, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”) and are not subject to registration or regulation as such under the CEA.

Futures on Commodities. The International Equity Fund II, Global High Income Fund and Global Equity Fund may purchase and write (sell) future contracts on commodities. A futures contract obligates the seller to deliver and the purchaser to take delivery of the specified commodity on the expiration date of the contract. No physical delivery of the underlying commodity is made. It is the practice of holders of futures contracts to close out their position on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

Options on Securities. Each Fund may write options to generate current income or as a hedge to reduce investment risk. Each Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities that are traded on foreign or U.S. exchanges or in the OTC market. In addition, a Fund may write covered call options and put options on up to 25% of the NAV of the securities in its portfolio. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the OTC market.

Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Options Clearing Corporation (“Clearing Corporation”) and securities exchanges facilities inadequate. These inadequacies led to the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund’s ability to terminate options

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positions established in the OTC market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts that each class may hold, write or exercise within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and affiliates of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. In doing so, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Covered Option Writing. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Whenever possible, a Fund will not earmark or segregate 144A securities.

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option’s exercise over the greater of (i) the Fund’s acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the

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security prior to the outstanding option’s expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. As discussed above under “Options on Securities,” to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the OTC market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the Financial Industry Regulatory Authority (“FINRA”). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser’s ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Purchasing Put and Call Options on Securities. Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

Each Fund may purchase call options in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

Options on Stock Indices. The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Equity Funds and Global Equity Fund may purchase and sell call and put options on stock indices. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. A Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case

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of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

Options on Swap Agreements. The Global High Income Fund, U.S. Equity Funds and Global Equity Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Foreign Currency Options. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, and Global Equity Fund may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six or nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price, which is expected to be lower than the spot price of the currency at the time the option expires. An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the OTC market, gives the purchaser, in return for a premium, the right to sell for a put and buy for a call the underlying currency.

A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. For example, a decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could partially offset the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

Options on Futures Contracts

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

Options on Interest Rate Futures Contract. Each Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on a Foreign Currency Futures Contract. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing

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positions. There is no guarantee that such closing transactions can be effected.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. In contrast to a direct investment in the contract, an option on a foreign currency futures contract gives the purchaser the right, not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time.

High-Yield/High-Risk Bonds

The Global High Income Fund may invest all of its assets and the International Equity Fund, International Equity Fund II and Global Equity Fund may each invest up to 10% of total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when they are due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

Income Deposit Securities (“IDS”)

The Global High Income Fund may invest in IDS. IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of REITs, master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDSs are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDSs and trade the common shares and subordinated notes separately.

Lending Portfolio Securities

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund’s securities may not exceed 33 1/3% of the Fund’s total assets. A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with such Fund’s custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower.

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities in the form of substitute payments, by investing the cash collateral in short-term instruments or by obtaining a fee paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must initially receive at least 102% cash collateral or equivalent securities from the borrower for U.S. securities and 105% cash collateral or equivalent securities from the borrower for foreign securities; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable compensation on the loan, as well as substitute payments for any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable lending agent and custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could

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experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement security by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Money Market Investments

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody’s or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities) (including repurchase agreements with respect to such securities).

Mortgage-Related Securities

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:

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(1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Global High Income Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations (“CMOs”) are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or “tranches.” Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Funds consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of a Fund’s investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests. The Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the

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required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Privatization Vouchers

The International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in privatization vouchers. Privation vouchers reflects a distribution scheme in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. Because there may be relatively few potential purchasers for these vouchers, especially under adverse market or economic conditions, these Funds could find it more difficult to sell the vouchers when the Adviser believes that it is advisable to do so or may be able to sell the vouchers only at prices lower than if the vouchers were more widely held. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the NAV of these Funds.

Real Estate Investment Trusts (“REITs”)

The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Equity Funds and Global Equity Fund may invest in shares of REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from Investment Company Act of 1940, as amended (the “1940 Act”). REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

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In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by each Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

Rule 144A Securities, Section 4(1 ½) Securities and Section 4(2) Commercial Paper

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”), sold pursuant to Section 4(2) of the 1933 Act (“4(2) Commercial Paper”), or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (“Section 4(1½) Securities”), as applicable. A Rule 144A Security, a Section 4(1½) Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund’s 15% limitation on the purchase of illiquid securities, unless each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. Each Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper, although each Board retains ultimate responsibility for any determination regarding liquidity. Each Board will consider all factors in determining the liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper. Each Board will carefully monitor any investments by the Funds in Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper.

Private Placements

Each Fund other than the Global High Income Fund and Total Return Bond Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Eligible private placements may include, in addition to more traditional private placement securities, securities sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (Section 4(1½) Securities) and also private investments in public equity (PIPE) transactions. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when the Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the 1933 Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Illiquid Securities

Each Fund may purchase illiquid securities in an amount not to exceed 15% of its net assets. Illiquid Securities are those securities that each Board or its delegate determines on an ongoing basis do not have an adequate trading market; or for other reasons are not readily resalable; or comprise securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur

23

expenses, losses or delays in the process of registering restricted securities prior to resale.

Securities of Other Investment Companies

Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund’s custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund’s long position. Not more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for such short sales at any one time. Whenever possible, a Fund will not earmark or segregate 144A securities.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Swaps, Caps, Floors and Collars

Among the transactions into which the Funds may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a nationally recognized securities rating organization (“NRSRO”) or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of

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a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Funds in the event of a default.

Structured Notes

Each Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

U.S. Government Securities

Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Unrated Debt Securities

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

Variable Rate Instruments

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

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Warrants

The Funds may invest in warrants. The U.S. Equity Funds may invest in equity warrants, index warrants and covered warrants. In addition, the International Equity Fund, International Equity Fund II Global High Income Fund and Global Equity Fund may invest in warrants of international issuers. Global Equity Fund International Equity Fund and International Equity Fund II may invest up to 10% of its net assets in warrants of international issuers but is limited to 5% of OTC warrants. International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (Euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in OTC markets. Since there is a readily available market for these securities, the Adviser of the Funds believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Global Equity Fund and International Equity Fund will only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, a Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.

When-Issued Securities and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the

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extent the Fund is fully invested, these transactions will have the same effect on NAV per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a “when, as and if issued” basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund’s net assets. Whenever possible, a Fund will not earmark or segregate 144A securities.

TEMPORARY DEFENSIVE POSITION

From time to time, the Funds may take a temporary defensive position in reaction to or in anticipation of market, industry and economic changes. During such times, any Fund may invest a large portion of its assets in short-term money market obligations. In addition, the Funds may invest all or any portion of its assets in U.S. government securities, including repurchase agreements with respect to such securities. The Funds may not achieve their investment objective when their assets are invested in this manner.

PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser’s investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 2006 and October 31, 2007, the International Equity Fund’s portfolio turnover rate was 62% and 51%, respectively. For each of the two fiscal years ended October 31, 2006 and October 31, 2007, the International Equity Fund II’s portfolio turnover rate was 61% and 64%, respectively. For each of the two fiscal years ended October 31, 2006 and October 31, 2007, the Total Return Bond Fund’s portfolio turnover rate was 411% and 433%, respectively. For each of the two fiscal years ended October 31, 2006 and October 31, 2007, the Global High Income Fund’s portfolio turnover rate was 96% and 63%, respectively. For the three-month period ended October 31, 2006 and the fiscal year ended October 31, 2007, the U.S. Microcap Fund’s portfolio turnover rate was 19% and 172%, respectively. For the three-month period ended October 31, 2006 and the fiscal year ended October 31, 2007, the U.S. Smallcap Fund’s portfolio turnover rate was 13% and 238%, respectively. For the three-month period ended October 31, 2006 and the fiscal year ended October 31, 2007, the U.S. Midcap Fund’s portfolio turnover rate was 11% and 155%, respectively. For the three-month period ended October 31, 2006 and the fiscal year ended October 31, 2007, the U.S. Multicap Fund’s portfolio turnover rate was 15% and 152%, respectively. The portfolio turnover rate for the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund is significantly from 2006 to 2007 due to the start-up nature of these Funds in 2006. For each of the two fiscal years ended October 31, 2006 and October 31, 2007, the Global Equity Fund’s portfolio turnover rate was 162% and 185%, respectively.

In an effort to utilize capital loss carryforwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover.

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INVESTMENT LIMITATIONS

For the Total Return Bond Fund and the International Equity Fund

The investment limitations numbered 1 through 11 have been adopted with respect to the International Equity Fund and Total Return Bond Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.

Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

10.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

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For the International Equity Fund II

The investment limitations numbered 1 through 10 have been adopted as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

9.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

10.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund

The investment limitations have been adopted with respect to the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of that Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

29

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

3.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

4.

Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

7.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

8.

With respect to 75% of the Funds’ total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer; and

9.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

For the Global High Income Fund and the Global Equity Fund

The investment limitations below have been adopted with respect to the Global High Income Fund and the Global Equity Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

3.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

4.

Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real

30

estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

7.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

8.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

In addition, the Global Equity Fund may not:

with respect to 75% of the Global Equity Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Global Equity Fund would hold more than 10% of the voting securities of that issuer.

The following investment limitations have been adopted with respect to the Global High Income Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)

The Global High Income Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Income Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)

The following activities will not be considered to be issuing senior securities with respect to the Global High Income Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Income Fund’s assets to secure its borrowings; or (d) a pledge of the Fund’s assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The following investment limitations have been adopted with respect to the Global Equity Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)

The Global Equity Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)

The following activities will not be considered to be issuing senior securities with respect to the Global Equity Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Fund’s assets to secure its borrowings.

For All Funds

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

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DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS

Each Board has adopted policies with respect to the disclosure of Fund portfolio holdings. Such policies and procedures regarding disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Funds. As a general rule, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below.

A Fund’s top ten holdings as of month-end are available and posted on the Funds’ website at
http://www.us-funds.juliusbaer.com no earlier than five calendar days after such month’s end. For their second and fourth fiscal quarters, the Funds publicly disclose a comprehensive schedule of a Fund’s portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days and no later than sixty days after such quarter’s end, by means of their annual and semi-annual reports. The Funds’ annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days’ after the relevant period end. The Funds’ annual and semi-annual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. In addition, complete portfolio holdings of the Funds, except International Equity Fund, International Equity Fund II and Global Equity Fund, as of month-end are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com no earlier than the first business day following the next calendar month’s end. Complete portfolio holdings of International Equity Fund, International Equity Fund II and Global Equity Fund as of each of the three month-ends within the Fund’s fiscal quarter are available and posted on the Fund’s website at http://www.us-funds.juliusbaer.com after International Equity Fund, International Equity Fund II and Global Equity Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. You may obtain a copy of the Funds’ schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Funds’ website at http://www.us-funds.juliusbaer.com. The Funds’ SEC filings are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

In addition to the disclosure of portfolio holdings, the Funds have adopted policies with respect to the disclosure of other information concerning the characteristics of a Fund’s portfolio. The Funds can and may provide any information on a current basis as long as it does not include references to specific holdings.

For some investment mandates, the portfolio of a Fund may be utilized as a “representative account” (“Fund Representative Account”) so that the Fund’s portfolio holdings may be disclosed to the Adviser’s existing and prospective separate account clients, consultants and others. This disclosure of a Fund Representative Account’s holdings is permitted provided that (a) the applicable Fund is not identified as being the Fund Representative Account in compliance with applicable laws and regulations and interpretive positions relating to mutual fund advertising and (b) such portfolio holdings were previously publicly disclosed in accordance with these policies. In addition, the Funds may distribute analytical information concerning a Fund Representative Account’s portfolio as mentioned above with respect to information concerning characteristics of a Fund’s portfolio, provided the applicable Fund is not identified in any manner as being the Fund Representative Account.

The portfolio holdings of the Funds and other information concerning Fund portfolio characteristics may be considered material, non-public information. In an effort to prevent the misuse of such information, the Funds have adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Funds. As permitted by SEC rules, the Funds’ policy of preventing selective disclosure of portfolio holdings does not apply to: (1) persons who owe a fiduciary or other duty of trust and confidence to the Funds (such as the Funds’ legal counsel and independent registered public accounting firm); or (2) persons to whom disclosure is made in advancement of a legitimate business purpose of the Funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements described in the next paragraph). The Funds’ policies provide that such parties are subject to duties of confidentiality imposed by law and/or contract.

Pursuant to this policy, for the legitimate business purposes stated below and in each case subject to a non-disclosure agreement, the Funds may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser’s investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) market data vendors (such as mutual fund ranking and rating organizations) for the purpose of facilitating such organizations’ evaluations of the Funds and the public dissemination of rankings, ratings and other evaluations of the Funds by these organizations; (3) reputable investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (4) consultants to: (a) separate account clients and prospects, (b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (5) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (6) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose

32

of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary’s system. Additional categories involving legitimate business purpose may be added upon approval of each Board.

Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Each client account of the Adviser is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account or unregistered commingled investment pool may be utilized as a “representative account” (“Non-Fund Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants, registered investment advisers, broker dealer intermediaries and others. This disclosure of a Non-Fund Representative Account’s holdings is permitted by the Adviser provided that (a) the applicable client or unregistered commingled investment pool is not identified as being the Non-Fund Representative Account and (b) the portfolio holdings are as of a month-end date and the information is provided no earlier than the first business day falling forty-five days after such month’s end for International Equity Fund, International Equity Fund II and Global Equity Fund mandates and thirty days after such month’s end for all other Fund mandates. The Adviser may and can provide any information on a current basis as long as it does not include references to specific holdings. The Adviser’s policies are not intended to prevent communications with clients concerning their accounts. Certain institutional funds and accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.

Each Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ disclosure policies. Proposals to disclose portfolio holdings must be authorized by the Funds’ Chief Compliance Officer. Any such authorizations will be for legitimate business purposes and disclosed to the Board no later than its next regularly scheduled quarterly meeting.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading in shares of the Funds and/or in portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

Each Fund will provide material non-public holdings information to third-parties that, (i) calculate information derived from holdings either for use by JBIM or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements that generally provide that (a) the portfolio information is the confidential property of the Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (b) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (i) are authorized to have access to the portfolio information and (ii) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (c) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; (d) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (e) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Funds, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Funds to be disclosed. In addition, confidentiality agreements should clearly state the legitimate business purpose. Any confidentiality agreement must be in form and substance acceptable to the Funds’ Chief Compliance Officer. The Funds’ Chief Compliance Officer may deviate from these minimum provisions if he or she believes that such deviations are reasonable and consistent with reasonably protecting the confidentiality of the Funds’ portfolio information. The entities that may receive the information for the Funds as described above are: Factset, Vestek, Northern Trust Company, Charles River Systems, Inc., Elkins/McSherry LLC, Ernst and Young and Institutional Shareholder Services, Inc. In addition, Yield Book, Inc. may receive complete portfolio holdings of Total Return Bond Fund daily and Wachovia may receive complete portfolio holdings of International Equity Fund II as of each calendar quarter thirty days after such quarter-end. A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, each Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Funds’ policies.

In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: the administrator; auditors; the custodian; the securities lending agent; commission-recapture program administrator; the pricing vendor(s); the proxy voting agent; broker-dealers in connection requests for price quotations or bids on one or more securities; foreign tax-related services; legal counsel to the Funds or the non-interested trustees or non-interested directors; regulatory authorities; and parties to litigation. The entities to whom each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed.

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MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND DIRECTORS

Overall responsibility for management and supervision of the Funds rests with the Trustees, Directors and officers of the Funds. The Boards are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees or Directors approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operations of the Funds are delegated to the Adviser.

TRUSTEES, DIRECTORS AND OFFICERS

The names of the Trustees, Directors and officers of the Funds, their addresses, dates of birth, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the eight series of the Trust and the Global Equity Fund (“GEF”).

Independent Trustees and Directors:

Name, Date of Birth and Address	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held

Gerard J.M. Vlak (September 20, 1933) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992. Director of GEF since November 2004. Chairman of the Fund Complex since 2005.	Retired	9	Board member, Océ North America, 1992 – present (printing).

Harvey B. Kaplan (September 22, 1937) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since December 1995; Director of GEF since July 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990 – 2006 (toy and novelty company)	9	None

Robert S. Matthews (October 16, 1943) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since June 2002.	Managing Partner, Matthews & Co. (certified public accounting firm)	9	None

Peter Wolfram (April 2, 1953) 101 Park Avenue New York, New York 10178	Trustee of the Trust since June 1992; Director of GEF since November 2004.	Partner, Kelley Drye & Warren (law firm)	9	None

Antoine Bernheim (May 30, 1953) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since July 1990.	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm); Chairman, Dome Securities Corp., 1995 – present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990 - present (publishing)	9	None

Thomas Gibbons (June 1, 1947) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since December 1993.	President, Cornerstone Associates Management, 1987 – present (consulting firm)	9	None

Robert J. McGuire (December 8, 1936) 415 Madison Avenue, 17th Floor New York, New York 10017	Trustee of the Trust since June 2006; Director of GEF since 2006.	Self-employed Attorney/Consultant, 1998 – present; Counsel, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C., 1998 – 2005.	9

Director, Mutual of America Investment Corp., 2000 – present (investment company); Director, Six Flags, Inc., 2003 – present (entertainment); Director, Protection One, Inc., 2005 – present (security systems);

[1]

Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor. The current retirement age is 75.

[2]	Directorships include public companies and any company registered as an investment company.

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Interested Trustees and Directors:

Name, Date of Birth and Address	Position and Term of Office[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held

Glen Wisher[3] (October 10, 1963) 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2005; Director of GEF since December 2005.	Managing Director of Julius Baer Investment Management, 1995 to present; Chairman of Julius Baer Investment Management, 2004 to present; and Chairman of Julius Baer Investment Advisors, 2005 to present.	9	None

[1]

Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor.

[2]	Directorships include public companies and any company registered as an investment company.

[3]	Mr. Wisher is an interested trustee because he is an employee of Julius Baer Americas.

Officers of Funds:

The business address for each officer of the Funds, except Mr. Frost, Ms. McFarlane, Mr. Smith and Mr. McVoy is Julius Baer Investment Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Mr. Frost, Ms. McFarlane and Mr. Smith is State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

35

Name, Date of Birth and Position(s) Held	Length of Time Served As Fund Officer[1,2]	Principal Occupation(s) During Past Five Years

Anthony Williams (March 15, 1964) President, Chief Executive Officer and Principal Executive Officer	Officer for the Funds since 2004.	• •	Chief Operating Officer and member of Board of Directors of Julius Baer Investment Management LLC (2004 – present) Board of Directors of Julius Baer Americas (2007 – present)

Denise Downey (September 1, 1961) Vice President	Officer for the Funds since 1995.	•	First Vice President and Head of Marketing, Julius Baer Investment Management LLC (2002 – present)

Greg Hopper (March 24, 1957) Vice President	Officer for the Trust since 2002.	First Vice President of Julius Baer Investment Management LLC (2002 – present)

Samuel Dedio (June 4, 1966) Vice President	Officer for the Funds since 2006.	• •	Senior Portfolio Manager and First Vice President of the Adviser of Julius Baer Investment Management LLC (2006 – present) Managing Director, Deutsche Asset Management (1999 – 2006).

Richard C. Pell (September 21, 1954) Vice President	Officer for the Trust since 1995; for GEF, since 2004.	•	Managing Director, Chief Executive Officer and Chief Investment Officer of Julius Baer Investment Management LLC (1995 – present)

Donald Quigley (January 13, 1965) Vice President	Officer for the Trust since 2001.	•	First Vice President and Head of Global Fixed-Income Management for Julius Baer Investment Management LLC (2001 – present)

Rudolph-Riad Younes (September 25, 1961) Vice President	Officer for the Trust since 1997; for GEF, since 2004.	•	Senior Vice President and Head of International Equity Management of Julius Baer Investment Management LLC (1993 – present)

Keith Walter (June 17, 1968) Vice President	Officer for the Trust since 2006.	•	First Vice President and Portfolio Manager, Julius Baer Investment Management LLC (1999 – present)

Craig M. Giunta (December 20, 1971) Chief Financial Officer	Officer for the Funds since 2003.	•	First Vice President, Julius Baer Investment Management LLC (2002 – present)

Alex Bogaenko (April 13, 1963) Treasurer	Officer for the Funds since 2005.	• •	Vice President, Julius Baer Investment Management LLC (2005 - present) Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995-2005)

John Whilesmith (March 8, 1967) Secretary	Officer for the Funds since 2005.	• •	Vice President and Operations Compliance Officer, Julius Baer Investment Management LLC (2005 – present) Compliance Officer, Morgan Stanley Investment Management (2002 – 2005)

Michael K. Quain (July 6, 1957) Chief Compliance Officer	Officer for the Funds since 2004.	• • •

First Vice President of Julius Baer Investment Management LLC (2002 – present)

President and Chief Executive Officer of Julius Baer Global Equity Fund (formerly, The European Warrant Fund, Inc) (1997 – 2004)

President and Chief Executive Officer of Julius Baer Investment Funds LLC (1998 – 2004)

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Michael McVoy (August 8, 1957) Anti-Money Laundering Officer	Officer for the Funds since 2004.	• • •

Chief Compliance Officer for U.S. Bancorp (2002 – present)

Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986 – 2006)

Senior Vice President and Risk Manager for U.S. Bancorp (1999 – present)

Rainer L.C. Frost (March 5, 1957) Assistant Secretary	Officer for the Funds since 2005.	• •	Vice President and Managing Counsel, State Street Bank and Trust Company (formerly Investors Bank and Trust Company)(2005-present) Principal and General Counsel, Clarity Group (2000-2005)

Victoria McFarlane (October 2, 1966) Assistant Treasurer	Officer for the Funds since 2003.	• •	Senior Vice President, State Street Bank and Trust Company (2007 – present) Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company)(2002 – 2005)

Brian Smith (March 15, 1967) Assistant Treasurer	Officer for the Funds since 2007.	• • •

Director, Mutual Fund Administration, State Street Bank and Trust Company (2005 – present)

Senior Manager, Mutual Fund Administration, State Street Bank and Trust Company (2003-2005)

Manager/Assistant Vice President of Fund Treasury for MFS Investment Services (2001-2003)

[1]	Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

[2]

Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

Share Ownership in the Fund Complex as of December 31, 2007

Name of Trustee/Director	Dollar Range of Equity Securities in the Trust*	Dollar Range of Equity Securities in the Global Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Disinterested Trustees/Directors

Harvey B. Kaplan	International Equity Fund $10,001 - $50,000 Total Return Bond Fund $10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000

Robert S. Matthews	International Equity Fund over $100,000 International Equity Fund II over $100,000 Total Return Bond Fund $1 - $10,000 Global High Income Fund $1 - $10,000	None	over $100,000

Gerard J.M. Vlak	International Equity Fund $10,001 - $50,000	None	$10,001 - $50,000

Peter Wolfram	None	$10,001 - $50,000	$10,001 - $50,000

Antoine Bernheim	International Equity Fund II $10,001 - $50,000	None	$10,001 - $50,000

Thomas Gibbons	International Equity Fund II $10,001 - $50,000 Global High Income Fund $1 - $10,000	$1 - $10,000	$50,001 - $100,000

Robert J. McGuire	International Equity Fund over $100,000	None	over $100,000

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Name of Trustee/Director	Dollar Range of Equity Securities in the Trust*	Dollar Range of Equity Securities in the Global Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Interested Trustees/Directors

Glen Wisher

International Equity Fund
$50,001 - $100,000
International Equity Fund II
$50,001 - $100,000
Total Return Bond Fund
$50,001 - $100,000
Global High Income Fund
over $100,000
U.S. Microcap Fund
$10,001 - $50,000
U.S. Smallcap Fund II
$50,001 - $100,000
U.S. Midcap Fund
$10,001 - $50,000
U.S. Multicap Fund
$50,001 - $100,000

		over $100,000	over $100,000

Both the Trust and Global Equity Fund have Audit Committees consisting of Messrs. Matthews (Chairman), Kaplan and McGuire who are Directors and Trustees who are not “interested persons” of the Boards as defined by the 1940 Act (“Independent Board members”). As set forth in its respective charter, the primary duties of the Audit Committees are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Funds’ independent registered public accounting firms as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review and pre-approve the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund’s operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committees may deem necessary or appropriate. Each Audit Committee met three times during the fiscal year ended October 31, 2007.

Both the Trust and Global Equity Fund have Nominating Committees that are comprised of Messrs. Gibbons (Chairman), Kaplan and Bernheim, who are Independent Board members. As set forth in its respective charter, the Nominating Committees’ primary responsibility is to evaluate and nominate candidates when there is a vacancy on the respective Board. The Nominating Committee’s also monitor the performance of legal counsel employed by the funds and independent trustees/directors and oversee Board governance procedures. Neither the Trust’s nor the Global Equity Fund’s Nominating Committees met during the fiscal year ended October 31, 2007.

The Funds’ Nominating Committees receive, review and maintain files of individuals qualified to be recommended as nominees for election as Trustees, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committees evaluate the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds’ Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“1934 Act”), to be considered by the Nominating Committees. In evaluating a candidate recommended by a shareholder, the Nominating Committees, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating Committees also review the compensation arrangements for the Independent Board members.

Both the Trust and Global Equity Fund have Compensation Committees, which are sub-committees of the Nominating Committees. The members of the Compensation Committees are Messrs. McGuire (Chairman), Matthews and Wolfram. The Compensation Committees periodically review trustee compensation and expenses, committee members compensation, Chief Compliance Officer

38

compensation and recommend appropriate changes to the Board. The Compensation Committees did not meet once during the fiscal year ended October 31, 2007.

Both the Trust and Global Equity Fund have standing Valuation Committees, which are comprised of Messrs. Matthews (Co-Chairman), Kaplan (Co-Chairman) and Wolfram, who are all Independent Board members. As set forth in its respective charter, the Valuation Committees’ primary responsibility is to make fair value determinations on behalf of the Board. The Valuation Committees met four times during the fiscal year ended October 31, 2007. The Valuation Committees meet as necessary.

Both the Trust and Global Equity Fund have Administrative Service Committees, which is comprised of Messrs. Gibbons (Chairman) and Wolfram. In addition to other responsibilities, the Administrative Service Committees shall review contracts with the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter prior to submission to the full board for approval. The Administrative Service Committees met twice during the fiscal year ended October 31, 2007. The Administrative Service Committees meet as necessary.

Both the Trust and Global Equity Fund have Annual Advisory Contract Approval Committees, which is comprised of Messrs. Bernheim (Chairman) and Gibbons. In addition to other responsibilities, the Annual Advisory Contract Approval Committee shall gather and review information necessary to evaluate the terms of the advisory agreements on an annual basis prior to submission of the advisory agreement to the full board for approval. The Annual Contract Approval Committees met four times during the fiscal year ended October 31, 2007. The Annual Contract Approval Committees meet as necessary.

Both the Trust and Global Equity Fund have a Compliance Committee, which is comprised of Messrs. Vlak (Chairman), Bernheim and McGuire. In addition to other responsibilities, the Compliance Committees shall periodically review the (i) Chief Compliance Officer’s process of reviewing each service provider’s compliance programs, including the Adviser; (ii) any violations of the Code of Ethics; (iii) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Funds or their Adviser; (iv) any compliance matter brought to its attention; (v) all audits by and reply letters to the Securities and Exchange Commission; and (vi) forensic testing by the Chief Compliance Officer. The Compliance Committees met one time during the fiscal year ended October 31, 2007. The Compliance Committees meet as necessary.

No director, officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee or Director.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2007.

Name of Trustee/Director	Harvey B. Kaplan	Robert S. Matthews	Gerald J.M. Vlak	Peter Wolfram	Antoine Bernheim	Thomas Gibbons	Robert McGuire

Compensation from the Trust	$128,518	$137,001	$149,225	$121,518	$126,518	$124,523	$126,518

Compensation from the Global Equity Fund	$3,232	$3,249	$3,275	$3,232	$3,232	$3,227	$3,232

Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	None	None	None	None	None	None	None

Estimated Annual Benefit Upon Retirement	None	None	None	None	None	None	None

Total Compensation from the Trust and the Global Equity Fund	$131,750	$140,250	$152,500	$124,750	$129,750	$127,750	$129,750

Effective January 1, 2007, the Independent Board members are paid an annual retainer of $135,000 for their service to the Funds. The Funds also reimburse the Independent Board members for travel, out-of-pocket expenses related to meetings and mutual fund related conferences and seminars. The Chairman of the Funds receives $25,000 per annum over and above the annual retainer. The Independent Board member, who serves as Chairman to the Audit Committees of the Funds, receives $10,000 per annum over and above the annual retainer.

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INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Julius Baer Investment Management LLC (“JBIM” or the “Adviser” ), located at 330 Madison Avenue, New York, NY 10017, manages each Fund. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. The Adviser is a registered investment adviser and is a wholly owned subsidiary of Julius Baer Americas Inc. (“JBA”), which is a wholly owned subsidiary of Julius Baer Holding Ltd. Of Zurich, Switzerland (“Holding Ltd.”). JBA is located at 330 Madison Avenue, New York, NY 10017. Holding Ltd. is located at Bahnofstrasse, 36, CH-8010 Zurich, Switzerland. As of December 31, 2007, JBIM had assets under management of approximately $75.2 billion.

On February 12, 2008, Holding Ltd. announced that a registration statement had been filed with the Securities and Exchange Commission for a proposed initial public offering of common stock of JBA. Upon completion of the IPO, Holding Ltd., the current sole shareholder of JBA, will no longer control the Adviser as all or a portion of the shares of JBA owned by Holding Ltd. will be redeemed with the proceeds of the IPO. Immediately after the IPO, approximately 70% of the Adviser will be indirectly owned, collectively, by the public and Holding Ltd. Because it entails a change of control of the Adviser, the IPO of JBA will result in an “assignment” and consequent automatic termination of each Fund’s current investment advisory agreement with the Adviser under the 1940 Act. In order for a Fund to continue receiving the Adviser’s services after the IPO becomes effective, the shareholders of each Fund must approve an Investment Advisory Agreement with the Adviser. The Adviser is currently seeking the approval by Shareholders of the Julius Baer Funds’ Investment Advisory Agreements with the Adviser, such approval will only be effective if JBA completes a successful IPO.

JBIM has entered into investment advisory agreements (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each of the Funds.

The Advisory Agreements provide that JBIM, as Adviser, in return for its fee, and subject to the control and supervision of each Board and in conformity with the investment objectives and policies of the Funds set forth in the Funds’ current registration statement and any other policies established by each Board, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds’ purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. Under the Advisory Agreements, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreements, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities each Fund holds or contemplates purchasing.

The Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, the Adviser shall not be liable to the Trust the Global Equity Fund, any of the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements. The Adviser is indemnified by the Funds under the Advisory Agreements.

The Advisory Agreements provide that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in the 1934 Act, Section 28(e)) provided to the Funds and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreements remain in effect for an initial period of two years from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by each Board or by vote of the holders of a majority of the relevant each Fund’s outstanding voting securities, and by the vote of a majority of the Independent Board Members. The Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the relevant Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days’ written notice. As required by the 1940 Act, the Advisory Agreements will automatically terminate in the event of its assignment.

At a meeting held on April 11, 2007, the Board of the Trust and the Board of the Global Equity Fund approved the renewals of the Advisory Agreements with the Adviser for the Funds until April 30, 2008. At a meeting held on December 19, 2007, the Adviser contractually agreed to continue to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund, Global Equity Fund and the U.S. Equity Funds through February 27, 2009.

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Under the terms of the Advisory Agreements, JBIM is entitled to receive the following annual fee rates based on the average daily net assets:

International Equity Fund[1]	0.90% of the first $7.5 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $10 billion

International Equity Fund II2	0.90% of the first $7.5 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $10 billion

Total Return Bond Fund[3]	0.35%

Global High Income Fund[4]	0.65%

U.S. Microcap Fund	1.25%

U.S. Smallcap Fund	0.95%

U.S. Midcap Fund	0.80%

U.S. Multicap Fund	0.75%

Global Equity Fund	0.90%

[1]	Prior to May 1, 2006, the annual fee rate payable was .90% of the first $7.5 billion, .88% thereafter of the average daily net assets of the Fund.

[2]	Prior to September 1, 2007, the annual fee rate payable was 0.90% of the average daily net assets of the Fund.

[3]	Prior to February 28, 2008, the annual fee rate payable was 0.45% of the average daily net assets of the Fund.

[4]	Prior to February 28, 2008, the annual fee rate payable was 0.75% of the average daily net assets of the Fund.

Expense Limitation Agreements

Pursuant to various Expense Limitation Agreements, JBIM has agreed to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund, the U.S. Equity Funds and Global Equity Fund through February 27, 2009, so that the total annual operating expenses of the Funds are limited to certain basis points of the average daily net assets of each Fund, as specified in the table below minus any Acquired Fund Fees and Expenses, which are expenses directly borne by the Funds through investments in certain pooled investment vehicles. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. These Funds have agreed to repay JBIM for expenses reimbursed to the Funds provided that repayment does not cause these Funds’ annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which JBIM incurred the expense.

	Class A	Class I	Class R	Consultant Class

Total Return Bond Fund	0.69%	0.44%	1.19%	1.44%
Global High Income Fund	1.00%	0.75%	Not available	1.75%
U.S. Microcap Fund	1.80%	1.50%	Not available	2.55%
U.S. Smallcap Fund	1.50%	1.20%	Not available	2.25%
U.S. Midcap Fund	1.35%	1.05%	Not available	2.10%
U.S. Multicap Fund	1.30%	1.00%	Not available	2.05%
Global Equity Fund	1.40%	1.15%	1.90%	2.15%

The following table states the fees paid pursuant to the Advisory Agreements for the last three fiscal years ended October 31, for International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund. The table also includes Advisory fees paid, for the period from commencement of operation through October 31, 2006 and the fiscal year ended October 31, 2007, for the U.S. Equity Funds.

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International Equity Fund	Gross	Waiver/Reimbursement	Net

Year Ended 10/31/05	$109,831,650	$0	109,831,650
Year Ended 10/31/06	160,073,776	0	160,073,776
Year Ended 10/31/07	204,020,950	0	204,020,950

International Equity Fund II	Gross	Waiver/Reimbursement	Net

Period Ended 10/31/05	$631,662	$403,870	$227,792
Year Ended 10/31/06	15,571,583	0	15,571,583
Year Ended 10/31/07	53,422,713	0	53,422,713

Total Return Bond Fund	Gross	Waiver/Reimbursement	Net

Year Ended 10/31/05	$777,219	$292,108	$485,111
Year Ended 10/31/06	1,426,234	386,741	1,039,493
Year Ended 10/31/07	3,144,621	698,492	2,446,129

Global High Income Fund	Gross	Waiver/Reimbursement	Net

Period Ended 10/31/05	$503,404	$28,038	$475,366
Year Ended 10/31/06	389,284	143,847	245,437
Year Ended 10/31/07	1,244,480	301,788	942,692

U.S. Microcap Fund	Gross	Waiver/Reimbursement	Net

Period Ended 10/31/06	$17,748	$37,233	$(19,485)
Year Ended 10/31/07	87,762	115,922	(28,160)

The Inception date is July 24, 2006 for the U.S. Microcap Fund’s Class A and I shares.

U.S. Smallcap Fund	Gross	Waiver/Reimbursement	Net

Period Ended 10/31/06	$13,527	$37,032	$(23,505)
Year Ended 10/31/07	71,635	114,682	(43,047)

The Inception date is July 24, 2006 for the U.S. Smallcap Fund’s Class A and I shares.

U.S. Midcap Fund	Gross	Waiver/Reimbursement	Net

Period Ended 10/31/06	$11,459	$35,848	$(24,389)
Year Ended 10/31/07	56,068	108,233	(52,165)

The Inception date is July 24, 2006 for the U.S. Midcap Fund’s Class A and I shares.

U.S. Multicap Fund	Gross	Waiver/Reimbursement	Net

Period Ended 10/31/06	$10,720	$35,018	$(24,298)
Year Ended 10/31/07	52,947	107,939	(54,992)

The Inception date is July 24, 2006 for the U.S. Multicap Fund’s Class A and I shares.

Global Equity Fund	Gross	Waiver/Reimbursement	Net

Year Ended 10/31/05	$362,662	$582,696	$(220,034)
Year Ended 10/31/06	483,185	422,846	60,339
Year Ended 10/31/07	647,059	377,251	269,808

In addition to the Adviser’s waivers and reimbursements, the Adviser and its affiliates may pay from their own resources compensation for marketing, and/or investor servicing including but not limited to handling potential investor questions concerning the Funds, assistance in the enhancement of relations and communications between the Funds and investors, assisting in the establishment and maintenance of investor accounts with the Funds and providing such other services that in the Adviser’s view will assist a Fund’s investors in establishing and maintaining a relationship with the Fund. See “Processing Organization Support Payments.”

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PORTFOLIO MANAGERS

Messrs. Pell and Younes are responsible for the day-to-day management of the International Equity Fund and International Equity Fund II. Messrs. Quigley and Pell are responsible for the day-to-day management of the Total Return Bond Fund. Mr. Hopper is responsible for the day-to-day management of the Global High Income Fund. Mr. Dedio is responsible for the day-to-day management of U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund. Messrs. Younes and Walter are responsible for the day-to-day management of the Global Equity Fund. The information provided below is as of October 31, 2007. Each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Pooled Funds		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)

International Equity Fund and International Equity Fund II

Rudolph-Riad Younes	10	$40,969.78	11	$9,559.86	81	$21,279.67
Richard Pell	10	$41,785.99	11	$9,519.18	76	$20,757.63

Total Return Bond Fund

Donald Quigley	1	$928.97	5	$1,283.07	5	$906.46
Richard Pell	10	$41,785.99	11	$9,519.18	76	$20,757.63

Global High Income Fund

Greg Hopper	1	$241.20	1	$241.21	1	$41.56

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund

Samuel Dedio	5	$143.78	3	$188.26	5	$405.89

Global Equity Fund

Keith Walter	1	$7.60	0	$0	1	$44.32
Rudolph-Riad Younes	10	$40,969.78	11	$9,559.86	81	$21,279.67

Other Accounts Managed with a Performance-Based Advisory Fee (as of October 31, 2007), a subset of the prior table.

	Registered Investment Companies		Pooled Funds		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)

International Equity Fund and International Equity Fund II

Rudolph-Riad Younes	0	$0	0	$0	4		$2,068.01
Richard Pell	0	$0	0	$0	4		$2,068.01

Total Return Bond Fund

Donald Quigley	0	$0	0	$0	0	$	[0
Richard Pell	0	$0	0	$0	4		$2,068.01

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	Registered Investment Companies		Pooled Funds		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)

Global High Income Fund

Greg Hopper	0	$0	0	$0	0	$0

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund

Samuel Dedio	0	$0	0	$0	0	$0

Global Equity Fund

Keith Walter	0	$0	0	$0	0	$0
Rudolph-Riad Younes	0	$0	0	$0	4	$2,068.01

Portfolio Manager Compensation (as of October 31, 2007)

	Structure of Compensation for Managing	Specific Criteria	Difference in Methodology of Compensation with Other Accounts Managed (relates to the “Other Accounts” mentioned in the chart above)

International Equity Fund and International Equity Fund II

Rudolph-Riad Younes	Salary Profit Sharing* Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

Richard Pell	Salary Profit Sharing* Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

Total Return Bond Fund

Donald Quigley	Salary Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

Richard Pell	Salary Profit Sharing* Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

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Global High Income Fund

Greg Hopper	Salary Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund

Samuel Dedio	Salary Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

Global Equity Fund

Keith Walter	Salary Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

Rudolph-Riad Younes	Salary Profit Sharing* Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

* In addition to participating in the annual revenues generated by their division, Messrs. Younes and Pell receive an equity-like interest in the division’s enterprise value. The two components of the compensation program are designed to reward the mangers’ long-term performance.

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Beneficial Ownership by Portfolio Managers (as of October 31, 2007)

Name of Portfolio Manager	Beneficial Ownership

Samuel Dedio	U.S. Microcap Fund $100,001-$500,000 U.S. Smallcap Fund $100,001-$500,000 U.S. Midcap Fund $100,001-$500,000 U.S. Multicap Fund $100,001-$500,000

Greg Hopper	International Equity Fund $100,001-$500,000 Total Return Bond Fund $10,001-$50,000 Global High Income Fund $100,001-$500,000 Global Equity Fund $50,001-$100,000

Richard Pell

International Equity Fund
Over $1,000,000
International Equity Fund II
$50,001-$100,000
Total Return Bond Fund
$50,001-$100,000
Global High Income Fund
$500,001-$1,000,000
U.S. Microcap Fund
$100,001-$500,000
U.S. Midcap Fund
$100,001-$500,000

Donald Quigley

International Equity Fund
$100,001-$500,000
Total Return Bond Fund
$50,001-$100,000
Global High Income Fund
$100,001-$500,000
U.S. Microcap Fund
$1-$10,001
U.S. Smallcap Fund
$10,001-$50,000
Global Equity Fund
$10,001-$50,000

Rudolph-Riad Younes	International Equity Fund Over $1,000,000 International Equity Fund II $10,001-$50,000 Total Return Bond Fund $10,001-$50,000

Keith Walter	International Equity Fund $100,001-$500,000 Global High Income Fund $10,001-$50,000 Global Equity Fund $10,001-$50,000

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Conflicts of Interest

As detailed in the table above, certain portfolio managers of the Funds also manage other portfolios for accounts with investment strategies that are similar to those of the Funds. These other portfolios (each, a “Portfolio” and collectively, the “Portfolios”) may include separate accounts, registered investment companies and unregistered pooled funds. It is possible that real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more then one Fund or Portfolio. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other Portfolios that they may advise. The management of multiple Funds and Portfolios may give rise to potential conflicts of interest if the Funds and Portfolios have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple Funds and Portfolios. In some cases, a Portfolio managed by the same portfolio manager may compensate the Adviser based on the performance of the Portfolio. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. As Messrs. Younes and Pell receive an equity like interest in the Adviser’s enterprise value , there is a potential conflict that these portfolio managers may have an incentive to allocate securities preferentially to accounts in which the Adviser receives a performance based fee. In addition, they may have an incentive to allocate securities preferentially to the accounts for which the Adviser receives higher investment advisory fees based on the assets under management.

The portfolio managers of the Adviser may manage certain unregistered pooled funds which are hedge fund portfolios with the ability to enter into short positions. The Portfolio manager’s ability to short sell securities held long by the Funds may create conflicts of interest. In an effort to mitigate such potential conflicts of interest, the Adviser has adopted side–by–side trade allocation procedures, which also include a prohibition on shorting securities on behalf of a portfolio that the Funds hold long. Such inherent conflicts of interests and risks will also be addressed in both the Adviser’s and the Funds’ Compliance Programs.

The Adviser has implemented a firm-wide compliance culture, compliance procedures, systems and safeguards designed to protect against potential incentives that may favor Portfolios and Funds over one another. Additionally, the Adviser has adopted policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that the Funds and Portfolios are treated equitably over time.

The Global High Income Fund invests in both bond and loan investments with the capacity of both lender and buyer. In certain cases, the portfolio management team  may be in receipt of confidential information which may raise inherent conflict of interests since the same person who has access to confidential information on a loan may also be making investment decisions in that issuer's publicly traded bonds. In an effort to mitigate this conflict, the Adviser has adopted compliance procedures to ensure that either (i) members of the portfolio management team do not become aware of syndicate information containing material non-public information, or (ii) should a member of the portfolio investment team elect to receive such information they refrain from trading such securities. As, and to the extent, required by law, the Adviser’s ability to trade in these loans for the account of a Fund could potentially be limited by it’s possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

ADMINISTRATOR AND CUSTODIAN

Pursuant to Administration Agreements and Custodian Agreements, State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Administrator and Custodian to the Funds. Prior to July 2, 2007, Investors Bank & Trust Company (“IBT”) was the Administrator and Custodian of the Trust. On July 2, 2007, IBT merged with State Street Bank and Trust.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays State Street an annual fee based on the Funds’ average daily net assets equal to 0.03% on the first $7.5 billion in assets and 0.025% on assets over $7.5 billion. In addition, each Fund of the Trust pays an annual fee of $7,500 for each share class in excess of two. The Global Equity Fund and any proposed new funds are subject to an annual minimum fee of $80,000. Under each Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (e) makes periodic reports to each Board concerning the Funds’ operations.

State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the each Board. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds’ portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or Directors or a foreign custody manager appointed by the Trustees or Directors in accordance with these rules. Each Board has appointed State Street and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian’s practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

The following table states the fees paid pursuant to the Administration Agreements and Custodian Agreements for the last three fiscal years ended October 31, for the International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund. In addition, the table includes Administration and Custodian fees, for the period ended October 31, 2006 and the fiscal year ended October 31, 2007, for U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund.

47

International Equity Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/05	$14,957,690	$1,760,590	$13,197,100
Year Ended 10/31/06	$16,463,446	$8,984,383	$7,479,063
Year Ended 10/31/07	$21,689,037	$12,363,639	$9,325,398

International Equity Fund II	Gross	Custodial Offset Arrangement	Net

Period Ended 10/31/05	$421,107	$8,455	$412,652
Year Ended 10/31/06	$1,681,016	$195,667	$1,485,349
Year Ended 10/31/07	$5,049,511	$1,073,479	$3,976,032

Total Return Bond Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/05	$124,299	$11,090	$113,209
Year Ended 10/31/06	$179,274	$15,765	$163,509
Year Ended 10/31/07	$320,139	$24,464	$295,675

Global High Income Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/05	$85,022	$20,762	$64,260
Year Ended 10/31/06	$64,977	$9,904	$55,073
Year Ended 10/31/07	$133,807	$9,253	$124,554

U.S. Microcap Fund	Gross	Custodial Offset Arrangement	Net

Period Ended 10/31/06	$1,718	$0	$1,718
Year Ended 10/31/07	$24,998	$0	$24,998
The Fund’s Inception date is July 24, 2006.

U.S. Smallcap Fund	Gross	Custodial Offset Arrangement	Net

Period Ended 10/31/06	$1,523	$0	$1,523
Year Ended 10/31/07	$23,236	$0	$23,236
The Fund’s Inception date is July 24, 2006.

U.S. Midcap Fund	Gross	Custodial Offset Arrangement	Net

Period Ended 10/31/06	$1,535	$0	$1,535
Year Ended 10/31/07	$19,730	$0	$19,730
The Fund’s Inception date is July 24, 2006.

U.S. Multicap Fund	Gross	Custodial Offset Arrangement	Net

Period Ended 10/31/06	$1,428	$0	$1,428
Year Ended 10/31/07	$21,368	$0	$21,368
The Fund’s Inception date is July 24, 2006.

Global Equity Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/05	$280,908	$4,935	$275,973
Year Ended 10/31/06	$280,519	$10,396	$270,123
Year Ended 10/31/07	$291,945	$14,844	$277,101

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”) serves as the principal distributor of each class of shares of the trust and GEF. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. Pursuant to separate Distribution Agreements between the Trust, GEF and the Distributor, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor is registered with the SEC as a broker-dealer under the 1934 Act and is a

48

member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or JBIM. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A, Class R and Consultant Class shares, as applicable. Because of the Plans, long-term Class A, Class R and Consultant Class shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA.

Under the Plans, each Fund’s Class A may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares for services provided under the Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Under the Plans, Class R of Total Return Bond Fund and Global Equity Fund may pay an aggregate amount on an annual basis not to exceed 0.75% of the value of that Fund’s average daily net assets attributable to the Class R shares for services provided under the Plans. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class R shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class R shares.

Under the Plans, Consultant Class of Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund may pay an aggregate amount on an annual basis not to exceed 1.00% of the value of that Fund’s average daily net assets attributable to the Consultant Class shares for services provided under the Plans. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Consultant Class shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Consultant Class shares.

Services under the Plans include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds’ transfer agent, advertisement, printing costs and website costs.

The Plans are compensation plans, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plans were terminated by the Boards and successor plans were adopted, that Fund’s Class A, Class R and Consultant Class would cease to make payments under the Plans and the Distributor would be unable to recover any unreimbursed expenses.

The Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plans. The Plans may be terminated at any time, without penalty, by vote of a majority of the Trustees or Directors or by a vote of a majority of the outstanding voting shares of the Trust or the Global Equity Fund that have invested pursuant to such Plans. No Plans may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of the Plans must also be approved by the Trustees or Directors as provided in Rule 12b-1.

No interested person of the Trust, the Global Equity Fund, or any Independent Board member has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans.

49

For the fiscal year ended October 31, 2007, the Funds’ Class A paid the following amounts in distribution and shareholder servicing fees:

International Equity Fund	$24,746,716
International Equity Fund II	$3,157,498
Total Return Bond Fund	$288,976
Global High Income Fund	$162,823
U.S. Microcap Fund	$8,963
U.S. Smallcap Fund	$10,469
U.S. Midcap Fund	$8,663
U.S. Multicap Fund	$9,235
Global Equity Fund	$84,485

For the fiscal year ended October 31, 2007, the Fund’s Class R and Consultant Class shares did not pay any distributions or shareholder servicing fees.

PROCESSING ORGANIZATION SUPPORT PAYMENTS AND OTHER ADDITIONAL COMPENSATION ARRANGEMENTS

JBIM or one or more of its affiliates (for this section only, “JBIM”) also may make additional payments to Processing Organizations out of their own resources under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under the categories below:

Marketing Support Payments

JBIM may make payments from its own resources to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds and classes. A Processing Organization’s marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement on the Processing Organization’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. JBIM compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the total net assets of each Fund attributable to the Processing Organization on an annual basis.

Program Servicing Payments

JBIM also may make payments from its own resources to certain Processing Organizations who sell Funds through programs such as retirement plan programs, qualified tuition programs or bank trust programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis.

Other Cash Payments

From time-to-time, JBIM, at its own expense, may provide additional compensation to Processing Organizations or other third-parties, which sell or arrange for the sale of shares of the Funds. JBIM may also make payments to certain other third-parties that currently or in the past have sold, arranged for the sale, or assisted in the sale of shares of the Fund. Such payments to these third parties may be in the form trail or other similar payments and will vary, but typically will not exceed 0.25% of the total net assets of each Fund attributable to that third party. Such compensation provided by JBIM to Processing Organizations may include financial assistance to Processing Organizations that enable JBIM to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. JBIM makes payments for events it deems appropriate, subject to JBIM guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from JBIM and any services provided.

50

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Funds’ transfer and dividend disbursing agent. The Transfer Agent’s principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Funds, (b) addresses and mails all communications by the Funds to record owners of Funds’ shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to each Board concerning the Funds’ operations.

CODE OF ETHICS

The Funds have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, the Adviser has adopted a Code under Section 204 of the Investment Adviser Act and the Distributor has adopted a Code governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board’s general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services (“ISS”) to serve as its proxy service provider and intends to vote in accordance with ISS’ recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. However, the Adviser may determine under some circumstances to vote contrary to an ISS recommendation if not in the best interests of the Funds and their shareholders. In such circumstances, the Adviser will follow the firm’s Proxy Policy and Procedures which includes a Proxy Committee comprised of compliance and operational personnel charged with granting final approval to voting contrary to an ISS recommendation. A summary of ISS’ Proxy Voting Guidelines for the Funds is provided in Appendix B of this SAI.

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (1) on the Funds’ website at www.us-funds.juliusbaer.com and (2) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30 is available via the methods noted above.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds’ Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund’s investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Funds’ Adviser will select specific portfolio investments and effect transactions for each Fund. The Adviser will use its best efforts to seek the best overall terms available and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its Advisory Agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the

51

same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund’s Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds’ Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Any portfolio transaction for a Fund may be executed through the Distributor or any affiliates of the Adviser if, in the Adviser’s judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions.

International Equity Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid			Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/05	$30,038,715	$1,274,233	†	4.24%	$15,962,171,468		3.99%
10/31/06	$34,883,977	$553,724	†	1.59%†	$19,586,977,883	†	1.41	%†
10/31/07	$39,170,480	$0	†	0%	$21,593,406,042	†	0	%†

International Equity Fund II

Fiscal Year Ended	Total Brokerage Commissions		Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid				Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

Period Ended
10/31/05	$442,713		$6,861	††	1.55%		$445,182,314		0.80%
10/31/06	$5,101,306	††	$18,345	††	0.36	%††	$4,006,363,714	††	0.23	%††
10/31/07	$16,384,062	††	$0	††	0	%††	$10,911,158,548	††	0	%††

The Inception date of the International Equity Fund II was May 4, 2005.

Total Return Bond Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/05	$26	$0	0%	$5,461,941	0%
10/31/06	$0	$0	0%	$0	0%
10/31/07	$0	$0	0%	$0	0%

Global High Income Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/05	$26,362	$0	0%	$5,382,692	0%
10/31/06	$17,540	$0	0%	$4,452,617	0%
10/31/07	$19,992	$0	0%	$10,131,435	0%

52

U.S. Microcap Fund

Period Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

Period Ended
10/31/06	$11,799	$0	0%	$6,822,775	0%
10/31/07	$38,491	$0	0%	$21,129,548	0%

The Inception date of the U.S. Microcap Fund was July 24, 2006.

U.S. Smallcap Fund

Period Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

Period Ended
10/31/06	$7,250	$0	0%	$6,156,983	0%
10/31/07	$35,209	$0	0%	$30,128,838	0%

The Inception date of the U.S. Smallcap Fund was July 24, 2006.

U.S. Midcap Fund

Period Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

Period Ended
10/31/06	$5,028	$0	0%	$6,173,117	0%
10/31/07	$21,639	$0	0%	$20,153,147	0%

The Inception date of the U.S. Midcap Fund was July 24, 2006.

U.S. Multicap Fund

Period Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

Period Ended
10/31/06	$5,084	$0	0%	$6,373,813	0%
10/31/07	$19,505	$0	0%	$20,758,659	0%

The Inception date of the U.S. Multicap Fund was July 24, 2006.

Global Equity Fund

Fiscal Year End	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid				Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/05	$127,021	$2,692		2.12%		$101,836,252		1.41%
10/31/06	$164,569	$138	†††	0.08	%†††	$157,692,864	†††	0.04	%†††
10/31/07	$242,962	$0	†††	0	%†††	$257,202,662	†††	0	%†††

†

During the fiscal years ended October 31, 2005 and October 31, 2006 for the International Equity Fund, brokerage commissions were paid to and brokerage transactions were effected through Kepler Securities who was an affiliate under common control with the Adviser. The amount of brokerage commissions and transactions decreased from October 31, 2005 to October 31, 2006 and October 31, 2006 to October 31, 2007 due to the termination of the relationship with Kepler Equities in June 2006.

††

During the fiscal years ended October 31, 2005 and October 31, 2006 for the International Equity Fund II, brokerage commissions were paid to and brokerage transactions were effected through Kepler Securities who was an affiliate under common control with the Adviser. The amount of brokerage commissions and transactions decreased from October 31, 2005 to October 31, 2006 and October 31, 2006 to October 31, 2007 due to the termination of the relationship with Kepler Equities in June 2006.

†††

During the fiscal years ended October 31, 2005 and October 31, 2006 for the Global Equity Fund, brokerage commissions were paid to and brokerage transactions were effected through Kepler Securities who was an affiliate under common control with the Adviser. The amount of brokerage commissions and transactions decreased from October 31, 2005 to October 31, 2006 and October 31, 2006 to October 31, 2007 due to the termination of the relationship with Kepler Equities in June 2006.

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[5]

During the fiscal year ended October 31, 2005 for the Global Equity Fund, brokerage commissions were paid to and brokerage transactions were effected through [Kepler Securities] who is affiliated with the [Adviser] due to [due to its relationship with Julius Baer Securities, which at the time owned a majority of the Fund’s Adviser].

[6]

During the fiscal year ended 10/31/06 for the Global Equity Fund, brokerage commissions were paid to, and brokerage transactions were effected through, Kepler Equities. During this period and until June 16, 2006, Kepler Equities was affiliated with the Fund due to its relationship with Julius Baer Securities, which owns a majority of the Fund’s adviser. The amount of brokerage commissions and transactions decreased from the prior fiscal year due to the termination of the relationship with Kepler Equities.

As of October 31, 2007, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in the 1940 Act, as follows:

Fund	Name	Amount
International Equity Fund	Credit Suisse	$53,168,589

	UBS AG	$45,439,731

	State Street Bank & Trust Company	$22,464,979

International Equity Fund II	State Street Bank & Trust Company	$159,431,189

	Credit Suisse	$18,915,808

	UBS AG	$16,336,431

Total Return Bond Fund	State Street Bank & Trust Company	$142,560,577

	Morgan Stanley & Co.	$24,756,937

	Credit Suisse	$18,339,455

	JP Morgan Chase & Co.	$6,557,706

	Lehman Brothers, Inc.	$5,843,976

Global High Income Fund	State Street Bank & Trust Company	$11,622,909

U.S. Microcap Fund	State Street Bank & Trust Company	$370,562

U.S. Smallcap Fund	State Street Bank & Trust Company	$62,812

U.S. Midcap Fund	State Street Bank & Trust Company	$396,149

U.S. Multicap Fund	JP Morgan Chase & Co.	$189,410

	Lehman Brothers, Inc.	$115,912

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$99,690

	State Street Bank & Trust Company	$75,416

Global Equity Fund	State Street Bank & Trust Company	$4,958,667

	Lehman Brothers, Inc.	$519,388

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$445,635

	Credit Suisse	$135,758

	UBS AG	$112,645

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.

Each Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund’s interest.

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COMMISSION RECAPTURE PROGRAMS

The Boards of the Trust and Global Equity Fund each have adopted a commission recapture program. Under the programs, a percentage of commissions generated by the portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and credited to short-term security gain/loss.

CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The authorized capital stock of the Global Equity Fund currently consists of 17,500,000,000 shares of Class A Common Stock, 17,500,000,000 shares of Class I Common Stock, 7,500,000,000 shares of Class R Common Stock and 7,500,000,000 shares of Consultant Class Common Stock, each having a par value of $.001 per share. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders/stockholders for the purpose of electing Trustees/Directors for the Fund, unless and until such time as less than a majority of the Trustees/Directors holding office have been elected by shareholders/stockholders. The Trustees or Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust’s or the Global Equity Fund’s outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees or Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees or Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees or Directors can elect all Trustees or Directors. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

Control Persons of the Funds

As of January 31, 2008, the entities listed below owned more than 25% of the outstanding shares of the respective Funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Shareholders owning 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

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NAME AND ADDRESS OF OWNER *	PERCENT OF FUND

INTERNATIONAL EQUITY FUND

Charles Schwab & Co Inc. Special Custody Account ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	27.15%

TOTAL RETURN BOND FUND

Prudential Investment Management Service ATTN: Pruchoice Unit 100 Mulberry Street Iselin, NJ 08830	31.90%

GLOBAL HIGH INCOME FUND

Charles Schwab & Co Inc. Special Custody Account ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	26.48%

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	26.63%

U.S. MICROCAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	83.02%

U.S. SMALLCAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	80.61%

U.S. MIDCAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	65.01%

U.S. MULTICAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	87.43%

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*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of January 31, 2008, to the knowledge of the Funds no entity owned more than 25% of the outstanding shares of the Global Equity Fund, and as such, could be deemed to control the Global Equity Fund within the meaning of the 1940 Act.

Principal Holders of the Funds

As of January 31, 2008, to the knowledge of the Funds the following persons owned or record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below:

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

INTERNATIONAL EQUITY FUND

Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	47.73%

Class I	Prudential Investment Management Service Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Iselin, NJ 08830	12.03%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	10.94%

INTERNATIONAL EQUITY FUND II

Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	31.63%

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Class I	Prudential Investment Mngmt Service Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Iselin, NJ 08830	17.05%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	8.77%

TOTAL RETURN BOND FUND

Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	32.91%

	PFPC Wrap Services FBO Morningstar MP Clients 760 Moore Road King of Prussia, PA 19406-1212	16.11%

	Ameritrade Inc for the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103-2226	6.83%

Class I	Prudential Investment Management Service Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Iselin, NJ 08830	40.94%

	Wachovia Bank 1525 West WT Harris Blvd NC1151 Charlotte, NC 28288-0001	18.36%

	Wachovia Bank 1525 West WT Harris Blvd NC1151 Charlotte, NC 28288-0001	8.82%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	7.47%

Class R	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

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Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

GLOBAL HIGH INCOME FUND

Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	44.97%

	Ameritrade Inc for the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68105-2226	9.90%

Class I	Atwell & Co P.O. Box 456 Wall Street Station New York, NY 10005	24.24%

	Patterson & Co Omnibus Cash/Check Charlotte, NC 28280-0001	17.75%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	15.66%

	Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	10.34%

	Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	7.65%

Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

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U.S. MICROCAP FUND

Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	84.53%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	7.47%

Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	81.61%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	17.79%

Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

U.S. SMALLCAP FUND

Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	77.32%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	12.34%

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Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	84.21%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	15.69%

Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

U.S. MIDCAP FUND

Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	88.81%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	6.01%

Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	81.69%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	18.29%

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Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

U.S. MULTICAP FUND

Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	93.41%

Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	82.22%

	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104- 4151	17.77%

Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

GLOBAL EQUITY FUND

Class A	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	39.53%

	Salient Trust Co, 4265 San Felipe 8th FL Attn Operations Houston, TX 77027	8.29%

	Ameritrade Inc for the Exclusive Benefit Of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	8.28%

	UBS AG Omnibus Reinvest Account 101 Park Ave FL 14 New York, NY 10178-0002	6.25%

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Class I	Bank of New York Mellon Cust 669 Washington St Easton, PA 18042-7411	27.89%

	Rose Foundation 600 S Cherry St STE 1200 Denver, CO 80246-1712	25.16%

	Blue Cross of Idaho Health Services Inc 3000 E Pine Ave Meridian, ID 83642-5995	18.87%

	UBS Bank (Canada) 154 University Ave Toronto Ontario Canada M5H3Z6	10.42%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Drive E FL 97NC3 Jacksonville, FL 32246-6484	7.61%

	MAC & Co Mutual Funds OPS-TC Attn Pat Bossong P.O. Box 3198 Pittsburgh, PA 15230-3198	6.56%

Class R	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	100%

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of January 31, 2008, the officers and the members of the Boards of the Julius Baer Funds as a group owned less than 1% of the Julius Baer Funds’ total shares outstanding.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

Portfolio Valuation

The Prospectus discusses the time at which the NAV of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars (as quoted by WM/Reuters as of 11:00 a.m., EST). If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.

The Funds have engaged a record keeping or pricing agent (the “Pricing Agent”) to determine each Fund’s daily NAV. The Pricing Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or quotation services (collectively, an “Authorized Pricing Service”) that have been approved by its Board or, if not yet approved by its Board, are approved by the president or chief financial officer of a Fund. If no quotation can be obtained from an Authorized Pricing Service, then the Adviser will attempt to obtain a quotation from an alternative source following procedures approved by the Board. If the Adviser is unable to obtain a quotation from such an alternative source, or if the Adviser doubts the accuracy of any quotation, the security will be valued by the Pricing Committee. The Pricing Committee shall meet to establish prices of portfolio securities on any day on which a Fund’s NAV is determined and on which, as to any portfolio security, reliable market quotations may not be readily available or a significant event may have occurred. The procedures of the Authorized Pricing Service are reviewed periodically by each Fund’s Pricing Committee under the general supervision and responsibility of the respective Board or Valuation Committee, which may replace any such Authorized Pricing Service at any time.

Domestic Securities. Securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day on the exchange on which such security is principally traded or in the OTC market, as applicable. Securities reported by the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ official closing price on the valuation day. In cases which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.

Foreign Securities. The prices of foreign securities are determined using information derived from pricing services and other sources. The value of foreign securities are generally based on primary local market quotations, which, depending on local convention or regulations, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time as determined by he appropriate governing body. Foreign fixed income securities may be valued based on matrix pricing when such prices are believed to reflect fair market value.

In cases where the market value of a portfolio security is not available from an Authorized Pricing Service, the Funds’ procedures provide methods for determining the market value.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that will materially affect the value of those securities (a “Significant Event”) has occurred since the closing prices were established on the domestic or foreign exchange or market, but before a Fund’s NAV calculation. The Adviser monitors developments in the marketplace for circumstances, which may present a Significant Event. If the Adviser determines that a Significant Event has occurred, then the Pricing Committee will determine the fair value of the security following procedures approved by the Boards. Similarly, if trading in a security is halted during the trading day, and does not resume prior to the closing of the exchange or other market, the fair value of the security must be determined. If the Pricing Committee determines that a significant event has occurred after a foreign market closes but before the time as of which the Fund determines its NAV, it shall fair value price the portfolio securities that are affected by such significant event. Examples of Significant Events include: events that relate to a single issuer or to an entire market sector; significant fluctuations in domestic or foreign markets or other financial indicators; and occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, corporate actions or significant government actions.

Each Board has delegated to its respective Valuation Committee the authority and responsibility to make fair value determinations on behalf of the Board. The Valuation Committees shall review each action taken or approved by the Pricing Committees to determine whether such actions were taken in a manner consistent with the Funds’ Valuation Procedures, and shall also review the appropriateness of the methodologies used to value portfolio securities in the Funds’ portfolios and the quality of the prices obtained

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through those procedures and recommend adjustments to such methods when appropriate. The Adviser, through the Pricing Committees, shall be responsible for determinations under the Funds’ Valuation Procedures where such determinations involve the use of non-objective valuation methods or criteria, including fair value pricing of portfolio securities for which reliable market quotations are not readily available. The Boards have adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committees meet as necessary and are comprised of Independent Board members.

IN-KIND PURCHASES

Shares of the Funds are normally issued for cash only. The Adviser in its discretion may permit investors to purchase shares “in-kind” through a transfer of readily marketable securities to a Fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired: are consistent with the investment objectives and policies of the acquiring Fund; are acquired for investment purposes and not for resale; are not restricted as to transfer either by law or market liquidity; and can be readily valued (e.g., are listed on a recognized exchange).

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

The Funds’ Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary. See “Excessive Purchases and Redemptions or Exchanges” below for further information.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Julius Baer Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this Fund) or the Julius Baer Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder’s state of residence. Shareholders may exchange their shares on the basis of relative NAV at the time of exchange. A $5 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds’ Boards have adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

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Risks Associated With Excessive or Short-Term Trading

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund’s operating costs and decrease the Funds’ investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds’ valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds’ valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $5,000 from making an investment in the Funds or making exchanges among Funds for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Funds must agree to implement this purchase blocking policy or work with the Funds to implement another policy that the Funds determine is reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Funds are not utilizing a round-trip policy, the Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Funds to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts

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under common ownership, control or influence, among other factors. Other than the Excessive or Short-Term Trading Policy described above, the Funds have not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Funds will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities, or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund.

If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund. The Funds comply fully with applicable federal rules requiring them to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of fund shares by underlying beneficial owners through intermediary accounts will be provided to the Funds upon request. However, there can be no guarantee that all excessive, short term, or other trading activity the Funds may consider inappropriate will be detected even with such agreements in place.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds will occur. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has qualified, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions

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in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that a Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% “backup withholding tax” with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 30% “backup withholding tax” is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

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The Global Equity Fund is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

In an effort to utilize capital loss carryforwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover. As of October 31, 2007, Global Equity Fund had $78,444,271, $28,922,938 and $7,288,718 available as capital loss carry-forward which expire 2009, 2010 and 2011, respectively. As of October 31, 2007, Total Return Bond Fund had $1,695,163 and $15,266 available as capital loss carry-forward which expire 2014 and 2015, respectively.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm of the Trust and the Global Equity Fund and performs annual audits of the Funds’ financial statements.

COUNSEL

Bingham McCutchen LLP, 399 Park Avenue, New York, NY 10022-4689, serves as counsel for the Funds.

FINANCIAL STATEMENTS

The Financial Statements contained in the Funds’ Annual Reports to Shareholders for the year or period ended October 31, 2007, are incorporated by reference into this SAI. Copies of the Trust’s and Global Equity Fund’s 2007 Annual Reports may be obtained by calling the Julius Baer at the telephone number on the first page of the SAI. Financial statements and financial highlights for each of Class R and Consultant Class of each applicable Fund will be included in the Funds’ annual reports when the class has completed its first annual period.

69

APPENDIX A -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor’s Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

Moody’s Investors Service’s Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA — Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

CI - Bonds rated “CI” are income bonds on which no interest is being paid.

To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa — Bonds that are rated “Aaa” are judged to be of the best quality and carry the smallest degree of investment risk. Interest

A-1

payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated “Baa” are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba — Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated “Caa” are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca — Bonds that are rated “Ca” represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds that are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B.” The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

A-2

2008 U.S. Proxy Voting Guidelines Summary

155 Governance Services

December 17, 2007

Copyright © 2007 by RiskMetrics Group.

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ISS Goverance Services
2008 U.S. Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007

The following is a condensed version of the proxy voting recommendations contained in the 155 Governance 5ervices ("155") Proxy Voting Manual.

Table of Contents

1. 0PERATIONALITEMS	6
Adjourn Meeting	6
Amend Quorum Requirements	6
Amend Minor Bylaws	6
Auditor Indemnification and Limitation of Liability	6
Auditor Ratification	6
Change Company Name	7
Change Date, Time, or Location of Annual Meeting	7
Transact Other Business	7

2. BOARD 0F DIRECTORS:	8
Voting on Director Nominees in Uncontested Elections	8
2008 Classification of Directors	10
Age Limits	11
Board Size	11
Classification/Declassification of the Board	12
Cumulative Voting	12
Director and Officer Indemnification and Liability Protection	12
Establish/Amend Nominee Qualifications	12
Filling Vacancies/Removal of Directors	13
Independent Chair (Separate Chair/CEO)	13
Majority of Independent Directors/Establishment of Committees	14
Majority Vote Shareholder Proposals	14
Office of the Board	14
Open Access	14
Performance Test for Directors	15
Stock Ownership Requirements	16
Term Limits	16

3. PROXY CONTESTS	17
Voting for Director Nominees in Contested Elections	17
Reimbursing Proxy Solicitation Expenses	17
Confidential Voting	17

4. ANTI TAKEOVER DEFENSES AND VOTING RELATED ISSUES	18
Advance Notice Requirements for Shareholder Proposals/Nominations	18
Amend Bylaws without Shareholder Consent	18
Poison Pills	18
Shareholder Ability to Act by Written Consent	18
Shareholder Ability to Call Special Meetings	19

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Supermajority Vote Requirements	19

5. MERGERS AND CORPORATE RESTRUCTURINGS	20

Overall Approach	20
Appraisal Rights	20
Asset Purchases	20
Asset Sales	20
Bundled Proposals	21
Conversion of Securities	21
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
Buyouts/Wrap Plans	21
Formation of Holding Company	21
Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)	22
Joint Ventures	22
Liquidations	22
Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	22
Private Placements/Warrants/Convertible Debentures	23
Spinoffs	23
Value Maximization Proposals	23

6.STATE OF INCORPORATION	24
Control Share Acquisition Provisions	24
Control Share Cash-Out Provisions	24
Disgorgement Provisions	24
Fair Price Provisions	24
Freeze-Out Provisions	25
Greenmail	25
Reincorporation Proposals	25
Stakeholder Provisions	25
State Antitakeover Statutes	25

7. CAPITAL STRUCTURE	26
Adjustments to Par Value of Common Stock	26
Common Stock Authorization	26
Dual-Class Stock	26
Issue Stock for Use with Rights Plan	26
Preemptive Rights	26
Preferred Stock	27
Recapitalization	27
Reverse Stock Splits	27
Share Repurchase Programs	28
Stock Distributions: Splits and Dividends	28
Tracking Stock	28

8. EXECUTIVE AND DIRECTOR COMPENSATION	29

Equity Compensation Plans	29
Cost of Equity Plans	29
Repricing Provisions	29
Pay-for-Performance Disconnect	30
Three-Year Burn Rate/Burn Rate Commitment	31
Poor Pay Practices	33

Specific Treatment of Certain Award Types in Equity Plan Evaluations:	34
Dividend Equivalent Rights	34

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Liberal Share Recycling Provisions	34
Option Overhang Cost.	34

Other Compensation Proposals and Policies	35
401 (k) Employee Benefit Plans	35
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals	35
Director Compensation	36
Director Retirement Plans	36
Employee Stock Ownership Plans (ESOPs)	36
Employee Stock Purchase Plans-- Qualified Plans	37
Employee Stock Purchase Plans-- Non-Qualified Plans	37
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	37
Options Backdating	38
Option Exchange Programs/Repricing Options	38
Stock Plans in Lieu of Cash	39
Transfer Programs of Stock Options	39

Shareholder Proposals on Compensation	40
Advisory Vote on Executive Compensation (Say-on-Pay)	40
Compensation Consultants- Disclosure of Board or Company's Utilization	40
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	40
Pay for Superior Performance	40
Performance-Based Awards	41
Pension Plan Income Accounting	41
Pre-Arranged Trading Plans (10b5-1 Plans)	41
Recoup Bonuses	42
Severance Agreements for Executives/Golden Parachutes	42
Share Buyback Holding Periods	42
Stock Ownership or Holding Period Guidelines	42
Supplemental Executive Retirement Plans (SERPs)	43
Tax Gross-Up Proposals	43

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES	44

Animal Welfare	44
Animal Testing	44
Animal Welfare Policies	44
Controlled Atmosphere Killing (CAK)	44

Consumer Issues	44
Genetically Modified Ingredients	44
Consumer Lending	45
Pharmaceutical Pricing	45
Pharmaceutical Product Reimportation	45
Product Safety and Toxic Materials	46
Tobacco	46

Diversity	47
Board Diversity	47
Equality of Opportunity and Glass Ceiling	47
Sexual Orientation and Domestic Partner Benefits	48

CIimate Change and the Environment.	48
Climate Change	48
Concentrated Area Feeding Operations (CAFO)	48
Energy Efficiency	48
Facility Safety (Nuclear and Chemical Plant Safety)	49

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General Environmental Reporting	49
Greenhouse Gas Emissions	49
Operations in Protected Areas	49
Recycling	49
Renewable Energy	49

General Corporate Issues	50
Charitable Contributions	50
CSR Compensation-Related Proposals	50
HIV/AIDS	50
Lobbying Expenditures/Initiatives	51
Political Contributions and Trade Associations Spending	51

International Issues, Labor Issues, and Human Rights	51
China Principles	51
Codes of Conduct.	52
Community I mpact Assessments	52
Foreign Military Sales/Offsets	52
Internet Privacy and Censorship	52
MacBride Principles	53
Nuclear and Depleted Uranium Weapons	53
Operations in High Risk Markets	53
Outsourcing/Offshoring	53
Vendor Standards	53

Sustainability	54
Sustainability Reporting	54

10. MUTUAL FUND PROXI ES	55
Election of Directors	55
Converting Closed-end Fund to Open-end Fund	55
Proxy Contests	55
Investment Advisory Agreements	55
Approving New Classes or Series of Shares	55
Preferred Stock Proposals	55
1940 Act Policies	56
Changing a Fundamental Restriction to a Nonfundamental Restriction	56
Change Fundamental Investment Objective to Nonfundamental	56
Name Change Proposals	56
Change in Fund's Subclassification	56
Disposition of Assets/Termination/Liquidation	56
Changes to the Charter Document	56
Changing the Domicile of a Fund	57
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval	57
Distribution Agreements	57
Master-Feeder Structure	57
Mergers	57

Shareholder Proposals for Mutual Funds	57
Establish Director Ownership Requirement	57
Reimburse Shareholder for Expenses Incurred	58
Terminate the Investment Advisor	58

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1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business:'

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

  The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
  Motivation and rationale for establishing the agreements;
  Quality of disclosure; and
  Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GMP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

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Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of Audit Committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD1 from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
  The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";
  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

1 In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

  The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GMP; and material weaknesses identified in Section 404 disclosures; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has backdated options (see "Options Backdating" policy);
  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2008 Classification of Directors
Inside Director (I)

  Employee of the company or one of its affiliates 1 ;
  Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
  Listed as a Section 16 officer2 ;
  Current interim CEO;
  Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

  Board attestation that an outside director is not independent;
  Former CEO of the company;
  Former CEO of an acquired company within the past five years;
  Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;4
  Former executive2 of the company, an affiliate or an acquired firm within the past five years;
  Executive2 of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
  Executive2 , former executive, general or limited partner of a joint venture or partnership with the company;
  Relative5 of a current Section 16 officer of company or its affiliates;
  Relative5 of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
  Relative5 of former Section 16 officer, of company or its affiliate within the last five years;
  Currently provides (or a relative5 provides) professional services6 to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
  Employed by (or a relative5 is employed by) a significant customer or supplier7 ;
  Has (or a relative5 has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; 7
  Any material financial tie or other related party transactional relationship to the company;
  Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
  Has (or a relative5 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; 8
  Founder 9 of the company but not currently an employee;
  Is (or a relative5 is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments7 from the company or its affiliates 1

Independent Outside Director (10)

  No material10 connection to the company other than a board seat.

Footnotes:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief

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executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

3 Includes any former CEO of the company prior to the company's initial public offering (IPO).

4 155 will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. 155 will also consider if a formal search process was underway for a full-time CEO at the time.

5 "Relative" follows the 5EC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

6 Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

7 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

8 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

9 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause 155 to deem the Founder as an independent outsider.

10 For purposes of 155' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Classification/Declassification of the Board Vote
AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure2 to allow shareholders to nominate directors to the company's ballot; and
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power> 50%).

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

2 Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.

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Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
    presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
    serves as liaison between the chairman and the independent directors;
    approves information sent to the board;
    approves meeting agendas for the board;
    approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
    has the authority to call meetings of the independent directors;
    if requested by major shareholders, ensures that he is available for consultation and direct communication;
  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns·, unless there has been a change in the Chairman/CEO position within that time; and
  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

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* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
  Effectively disclosed information with respect to this structure to its shareholders;
  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
  The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;
  The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

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Performance Test for Directors
On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROle) (or Return on Average Assets (ROM) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational			50%
Performance
5-year Average	Management	33.3%
pre-tax operating	efficiency in
ROIC or ROAA*	deploying assets
5-year Sales	Top-Line	33.3%
Growth
5-year EBITDA	Core-earnings	33.3%
Growth or
Operating Income
Growth*
Sub Total		100%
Stock			50%
Performance
5-year TSR	Market
Total			100%

*Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

  Year-to-date performance;
  Situational circumstances;
  Change in management/board;
  Overall governance practices.

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Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management's track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50% of the directors to be elected is contested in the election;
  One or more of the dissident's candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder ProposalslNominations
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

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5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "155 Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

  Purchase price;
  Fairness opinion;
  Financial and strategic benefits;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives for the business;
  Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:

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  Impact on the balance sheet/working capital;
  Potential elimination of diseconomies;
  Anticipated financial and operating benefits;
  Anticipated use of funds;
  Value received for the asset;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged BuyoutslWrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

  Dilution to existing shareholders' position;
  Terms of the offer;
  Financial issues;
  Management's efforts to pursue other alternatives;
  Control issues;
  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

  The reasons for the change;
  Any financial or tax benefits;
  Regulatory benefits;
  Increases in capital structure;

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  Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
  Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following:

  Offer price/premium;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives/offers considered; and
  Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
  Cash-out value;
  Whether the interests of continuing and cashed-out shareholders are balanced; and
  The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

  Percentage of assets/business contributed;
  Percentage ownership;
  Financial and strategic benefits;
  Governance structure;
  Conflicts of interest;
  Other alternatives;
  Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:

  Management's efforts to pursue other alternatives;
  Appraisal value of assets; and
  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

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Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private PlacementslWarrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

  Dilution to existing shareholders' position;
  Terms of the offer;
  Financial issues;
  Management's efforts to pursue other alternatives;
  Control issues;
  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:

  Tax and regulatory advantages;
  Planned use of the sale proceeds;
  Valuation of spinoff;
  Fairness opinion;
  Benefits to the parent company;
  Conflicts of interest;
  Managerial incentives;
  Corporate governance changes;
  Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

  Prolonged poor performance with no turnaround in sight;
  Signs of entrenched board and management;
  Strategic plan in place for improving value;
  Likelihood of receiving reasonable value in a sale or dissolution; and
  Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. State of Incorporation

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

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Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;
  A comparison of the governance provisions;
  Comparative economic benefits; and
  A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) .

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7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;
  Good performance with respect to peers and index on a five-year total shareholder return basis;
  Absence of non-shareholder approved poison pill;
  Reasonable equity compensation burn rate;
  No non-shareholder approved pay plans; and
  Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;
  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

  More simplified capital structure;
  Enhanced liquidity;
  Fairness of conversion terms;
  Impact on voting power and dividends;
  Reasons for the reclassification;
  Conflicts of interest; and
  Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

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Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by 155.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes;
  Excessive increases in authorized capital stock;
  Unfair method of distribution;
  Diminution of voting rights;
  Adverse conversion features;
  Negative impact on stock option plans; and
  Alternatives such as spin-off.

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8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company's equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company's performance;
  The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Each of these factors is described below:

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

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Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Disconnect
Generally vote AGAINST plans in which:

  There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
  The main source of the pay increase (over half) is equity-based; and
  The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a payfor-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

  The compensation committee has reviewed all components of the CEO's compensation, including the following:
Base salary, bonus, long-term incentives;
Accumulative realized and unrealized stock option and restricted stock gains;
Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

  A tally sheet with all the above components should be disclosed for the following termination scenarios:
Payment if termination occurs within 12 months: $__ ;
Payment if "not for cause" termination occurs within 12 months: $ __ ;
Payment if "change of control" termination occurs within 12 months: $ __ .
  The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this

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  disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet 155' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure .

  The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options3 or performance-accelerated grants.4 Instead, performance-based equity awards are performancecontingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure .

  The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

3 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

4 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

2008 Burn Rate Table

		Russell 3000			Non-Russell 3000

			Standard			Standard
GICS	Description	Mean	Deviation	Mean+STDEV	Mean	Deviation	Mean+STDEV
1010	Energy	1.71%	1.39%	3.09%	2.12%	2.31%	4.43%
1510	Materials	1.16%	0.77%	1.93%	2.23%	2.26%	4.49%
2010	Capital Goods	1.51%	1.04%	2.55%	2.36%	2.03%	4.39%
2020	Commercial Services a Supplies	2.35%	1.70%	4.05%	2.20%	2.03%	4.23%
2030	Transportation	1.59%	1.22%	2.80%	2.02%	2.08%	4.10%
2510	Automobiles a Components	1.89%	1.10%	2.99%	1.73%	2.05%	3.78%
2520	Consumer Durables a Apparel	2.02%	1.31%	3.33%	2.10%	1.94%	4.04%
2530	Hotels Restaurants a Leisure	2.15%	1.18%	3.33%	2.32%	1.93%	4.25%
2540	Media	1.92%	1.35%	3.27%	3.33%	2.60%	5.93%
2550	Retailing	1.86%	1.04%	2.90%	3.15%	2.65%	5.80%

3010,
3020,	Food a Staples Retailing	1.69%	1.23%	2.92%	1.82%	2.03%	3.85%
3510	Health Care Equipment a Services	2.90%	1.67%	4.57%	3.75%	2.65%	6.40%
3520	Pharmaceuticals a Biotechnology	3.30%	1.66%	4.96%	4.92%	3.77%	8.69%
4010	Banks	1.27%	0.88%	2.15%	1.07%	1.12%	2.19%
4020	Diversified Financials	2.45%	2.07%	4.52%	4.41%	5.31%	9.71%
4030	Insurance	1.21%	0.93%	2.14%	2.07%	2.28%	4.35%
4040	Real Estate	1.04%	0.81%	1.85%	0.80%	1.21%	2.02%
4510	Software a Services	3.81%	2.30%	6.11%	5.46%	3.81%	9.27%
4520	Technology Hardware a Equipment	3.07%	1.74%	4.80%	3.43%	2.40%	5.83%
	Semiconductors a Semiconductor
4530	Equipment	3.78%	1.81%	5.59%	4.51%	2.30%	6.81%
5010	Telecommunication Services	1.57%	1.23%	2.80%	2.69%	2.41%	5.10%
5510	Utilities	0.72%	0.50%	1.22%	0.59%	0.66%	1.25%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

54.6% and higher	1 full-value award will count as 1.5 option shares

36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

Egregious employment contracts:
~	Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

Excessive perks:
~	Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
~	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:
~	Inclusion of additional years of service not worked that result in significant payouts
~	Inclusion of performance-based equity awards in the pension calculation;

New CEO with overly generous new hire package:
~	Excessive "make whole" provisions;
~	Any of the poor pay practices listed in this policy;

Excessive severance and/or change-in-control provisions:
~	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
~	Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);
~	Change-in-control payouts without loss of job or substantial diminution of job duties (singletriggered);
Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

Poor disclosure practices:

~	Unclear explanation of how the CEO is involved in the pay setting process; ~
~	Retrospective performance targets and methodology not discussed;
~	Methodology for benchmarking practices and/or peer group not disclosed and explained;

Internal Pay Disparity:
~	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Options backdating (covered in a separate policy);

Other excessive compensation payouts or poor pay practices at the company.

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Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

  Performance: Companies with sustained positive stock performance will merit greater scrutiny. Fiveyear total shareholder return (TSR), year-over-year performance, and peer performance could playa significant role in this determination.
  Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
    The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
    The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
    The general vesting provisions of option grants; and
    The distribution of outstanding option grants with respect to the named executive officers;
  Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three- year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the

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  sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

  Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Proposals and Policies

401 (k) Employee Benefit Plans

Vote FOR proposals to implement a 401 (k) savings plan for employees.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1.	The following five global principles apply to all markets:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2.	For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

Relative Considerations:

  Assessment of performance metrics relative to business strategy, as discussed and explained in the
  CO&A;

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  Evaluation of peer groups used to set target payor award opportunities;
  Alignment of company performance and executive pay trends over time (e.g., performance down: pay down) ;
  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

  Balance of fixed versus performance-driven pay;
  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
  Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

  Director stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:
  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  Mix between cash and equity:
  A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
  If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites provided to non-employee directors; and
  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or
  Offering period is greater than 27 months; or
  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

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Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to

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suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit onetime transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;
  Vesting;
  Bid-price;
  Term of options;
  Transfer value to third-party financial institution, employees and the company.

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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company's Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

  Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
  Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

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  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company's annual and long-term equity incentive programs are performance driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards .

  Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

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  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
  An executive may not trade in company stock outside the 10b5-1 Plan.
  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or
  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it mayor will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

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    Rigorous stock ownership guidelines, or
    A short-term holding period requirement (six months to one year) coupled with a significant long- term ownership requirement, or
    A meaningful retention ratio,

  Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy .

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9. Corporate Social Responsibility (CSR) Issues

Animal Welfare

Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  The company has been the subject of recent, significant controversy related to its testing programs.

Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

  The company has already published a set of animal welfare standards and monitors compliance;
  The company's standards are comparable to or better than those of peer firms; and
  There are no recent, significant fines or litigation related to the company's treatment of animals.

Controlled Atmosphere Killing (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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  The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
  Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
  Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending
Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
  Whether the company has adequately disclosed the financial risks of the lending products in question;
  Whether the company has been subject to violations of lending laws or serious lending controversies;
  Peer companies' policies to prevent abusive lending practices.

Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company's existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

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Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;
  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
  Whether the company has gone as far as peers in restricting advertising;
  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

  The percentage of the company's business affected;
  The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

  Whether the company complies with all local ordinances and regulations;
  The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
  The risk of any health-related liabilities.

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Spin-off tobacco-related businesses:

  The percentage of the company's business affected;
  The feasibility of a spin-off;
  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Diversity

Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:

  The board composition is reasonably inclusive in relation to companies of similar size and business; or
  The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

  The degree of board diversity;
  Comparison with peer companies;
  Established process for improving board diversity;
  Existence of independent nominating committee;
  Use of outside search firm;
  History of EEO violations.

Equality of Opportunity and Glass Ceiling
Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

  The company has well-documented equal opportunity programs;
  The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and
  The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

  The composition of senior management and the board is fairly inclusive;
  The company has well-documented programs addressing diversity initiatives and leadership development;
  The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

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  The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company's EE01 data or the composition of the company's workforce considering:

  Existing disclosure on the company's diversity initiatives and policies;
  Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Sexual Orientation and Domestic Partner Benefits
Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Climate Change and the Environment

Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

  The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
  The company's level of disclosure is comparable to or better than information provided by industry peers; and
  There are no significant fines, penalties, or litigation associated with the company's environmental performance.

Concentrated Area Feeding Operations (CAFO)
Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Energy Efficiency
Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

  The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;
  The company's level of participation in voluntary energy efficiency programs and initiatives;

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  The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and
  The company's energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)
Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

  The company's compliance with applicable regulations and guidelines;
  The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,
  The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

General Environmental Reporting
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

  Operations in the specified regions are not permitted by current laws or regulations;
  The company does not currently have operations or plans to develop operations in these protected regions; or,
  The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

  The nature of the company's business and the percentage affected;
  The extent that peer companies are recycling;
  The timetable prescribed by the proposal;
  The costs and methods of implementation;
  Whether the company has a poor environmental track record, such as violations of applicable regulations.

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Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

Charitable Contributions
Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR Compensation-Related Proposals
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

  The relevance of the issue to be linked to pay;
  The degree that social performance is already included in the company's pay structure and disclosed;
  The degree that social performance is used by peer companies in setting pay;
  Violations or complaints filed against the company relating to the particular social performance measure;
  Artificial limits sought by the proposal, such as freezing or capping executive pay;
  Independence of the compensation committee;
  Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV / AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

  The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
  The company's existing healthcare policies, including benefits and healthcare access for local workers; and
  Company donations to healthcare providers operating in the region.

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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV / AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

International Issues, Labor Issues, and Human Rights

China Principles
Vote AGAINST proposals to implement the China Principles unless:

  There are serious controversies surrounding the company's China operations; and

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  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Codes of Conduct
Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

  The degree to which existing human rights policies and practices are disclosed;
  Whether or not existing policies are consistent with internationally recognized labor standards;
  Whether company facilities are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  The company's primary business model and methods of operation;
  Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;
  Whether the company has been recently involved in significant labor and human rights controversies or violations;
  Peer company standards and practices; and
  Union presence in company's international factories.

Community Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

  Current disclosure of applicable risk assessment report(s) and risk management procedures;
  The impact of regulatory non-compliance, litigation, remediation, or reputationalloss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;
  The nature, purpose, and scope of the company's operations in the specific region(s); and,
  The degree to which company policies and procedures are consistent with industry norms.

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

  The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
  Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
  The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
  The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
  The level of controversy or litigation related to the company's international human rights policies and procedures.

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MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

  Company compliance with or violations of the Fair Employment Act of 1989;
  Company antidiscrimination policies that already exceed the legal requirements;
  The cost and feasibility of adopting all nine principles;
  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the
  MacBride Principles);
  The potential for charges of reverse discrimination;
  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
  The level of the company's investment in Northern Ireland;
  The number of company employees in Northern Ireland;
  The degree that industry peers have adopted the MacBride Principles; and
  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Nuclear and Depleted Uranium Weapons
Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and nonmilitary uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in High Risk Markets
Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

  The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
  Current disclosure of applicable risk assessment(s) and risk management procedures;
  Compliance with U.S. sanctions and laws;
  Consideration of other international policies, standards, and laws; and
  Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

OutsourcinglOffshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

  Risks associated with certain international markets;
  The utility of such a report to shareholders;
  The existence of a publicly available code of corporate conduct that applies to international operations.

Vendor Standards
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

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  The company does not operate in countries with significant human rights violations;
  The company has no recent human rights controversies or violations; or
  The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

Sustainability

Sustain ability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:

  Past performance relative to its peers;
  Market in which fund invests;
  Measures taken by the board to address the issues;
  Past shareholder activism, board activity, and votes on related proposals;
  Strategy of the incumbents versus the dissidents;
  Independence of directors;
  Experience and skills of director candidates;
  Governance profile of the company;
  Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

  Proposed and current fee schedules;
  Fund category/investment objective;
  Performance benchmarks;
  Share price performance as compared with peers;
  Resulting fees relative to peers;
  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

  Stated specific financing purpose;
  Possible dilution for common shares;
  Whether the shares can be used for antitakeover purposes.

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1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

  Potential competitiveness;
  Regulatory developments;
  Current and potential returns; and
  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  The fund's target investments;
  The reasons given by the fund for the change; and
  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:

  Political/ economic changes in the target market;
  Consolidation in the target market; and
  Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

  Potential competitiveness;
  Current and potential returns;
  Risk of concentration;
  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

  Strategies employed to salvage the company;
  The fund's past performance;
  The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

  The degree of change implied by the proposal;

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  The efficiencies that could result;
  The state of incorporation;
  Regulatory standards and implications.

Vote AGAINST any of the following changes:

  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
  Removal of shareholder approval requirement for amendments to the new declaration of trust;
  Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

  Regulations of both states;
  Required fundamental policies of both states;
  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

  Fees charged to comparably sized funds with similar objectives;
  The proposed distributor's reputation and past performance;
  The competitiveness of the fund in the industry;
  The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:

  Resulting fee structure;
  Performance of both funds;
  Continuity of management personnel;
  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

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Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund's Net Asset Value (NAV);
  The fund's history of shareholder relations;
  The performance of other funds under the advisor's management.

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